Nationwide Family of Funds Annual Report 2001


================================================================================


                                                      Nationwide Bond Fund

                                           Nationwide Government Bond Fund

                                           Nationwide Tax-Free Income Fund

                                           Nationwide High Yield Bond Fund

                                    Nationwide Morley Enhanced Income Fund

                                              Nationwide Money Market Fund




Nationwide
Family of Funds

ANNUAL MESSAGE
TO SHAREHOLDERS
Oct. 31, 2001
Paul J. Hondros
President, Chief Executive Officer
Villanova Capital

DEAR FELLOW SHAREHOLDERS:

     During 2001, mutual fund investors were caught in one of the most broad-based market declines on record. The strength and resilience of America's economy and our national psyche were fiercely tested. Declining corporate earnings, economic recession, rising unemployment and international terrorist activity served to amplify market volatility.

     Combined, these forces served to underscore the importance of diversification and asset allocation, coupled with sound professional investment advice.

ECONOMIC RECESSION

     The intense market volatility and economic slowdown that began in 2000 continued unabated into 2001, fueled by lagging sales, unsold inventories, negative corporate earnings reports and mounting layoffs. According to statistics released by the National Bureau of Economic Research, the U.S. economy officially entered into a recession at the end of March.

     As we were preparing our April 30 midyear report to you, the slowing economy, high inventories and the market's ultra sensitivity to even a hint of bad news had driven most of the major U.S. equity benchmarks deep into negative territory.

DIRE STRAITS FOR EQUITY AND A TIME FOR FIXED INCOME

     2001 was exceptionally tough on growth and technology investors, and our growth fund offerings followed suit. Growth's benchmark, the Russell 1000 Growth Index, posted a -39.95% return at the close of our reporting year. The Nasdaq Composite Index was down -37.11%, and the S&P 500 Index was down -12.07% as of April 30. By Oct. 31, these key performance benchmarks had dipped further to returns of -49.84% and -24.90%, respectively.
Although struggling somewhat in the aftermath of Sept. 11, government and investment-grade corporate bonds with short and intermediate maturities fared significantly better than equities.

     The Nationwide Government Bond Fund provided shareholders with a 15.21%* total return, while the Nationwide Bond Fund provided a total return of 16.01%*. The Nationwide Tax-Free Income and Nationwide Money Market Funds produced total returns of 9.70%* and 4.22%*, respectively.

     For a more detailed performance report on all the Nationwide Family of Funds, please read the portfolio management discussions that follow.

THE FED'S MONETARY STIMULUS

     Since Jan. 3, 2001, the Fed has moved aggressively to fuel the economy. By Aug. 21, seven rate cuts-a total of 300 basis points-dropped the Fed rate to 3.5%.

     Following Sept. 11, the Fed undertook four more cuts- an additional 175 basis points-bringing the interest rate to a 40-year low of 1.75% on Dec. 11.

CONGRESS' PENDING FISCAL STIMULUS PACKAGE

     As the calendar year ends, Congress is slogging through debates on a large economic stimulus package.

     On the surface, this package has the potential to lower marginal tax rates for some individuals and corporations, modestly extend unemployment benefits to cushion corporate cost-cutting layoffs, and increase spending on security to help renew confidence in domestic air travel.

     However, the final package may be fairly diluted by all the politics. If so, the financial markets may react negatively because they were expecting federal surpluses to pay for backloaded tax cuts during the next decade.

INTERNATIONAL MARKETS

     The United Kingdom, European and Pacific Rim countries also are implementing stimulative fiscal policies. However, the Pacific Rim is being pulled down by Japan as its core companies continue to struggle with costs, and pink slips continue to pile up.

THE STRUGGLE: OPTIMISM FOR TOMORROW VS.
TODAY'S CORPORATE EARNINGS REALITY

     Increasing market liquidity-fostered by aggressive domestic and international monetary initiatives, controlled inflation and a proactive U.S. fiscal policy-should eventually take hold and resuscitate earnings and the equity markets.

     In the near term, investors will remain engaged in the struggle to overcome poor corporate earnings. This scenario was underscored when the markets were hit by grim profit outlooks from the nation's leading "blue chip" companies just as we were in the final stages of preparing this report.

WE DO SEE SIGNS OF RECOVERY

     Historically, the markets have tended to begin responding to the Fed's easings within nine to 12 months, while stock prices have tended to anticipate upturns in profits by six months.

     In keeping with this trend, the Fed's rate reductions during the first quarter of 2001 appeared to be providing liquidity, helping equities modestly advance as we went to press with this report in late December.

     According to the U.S. Labor Department, productivity growth remains remarkably strong and jobless claims are down from their October peak. Inflation rates in the United States and Europe are expected to remain under control, falling to between 1% and 1.5% during 2002.

     Also, growth investing-particularly in technology-made advances during November and December. As Christmas approached, the Nasdaq was up around 2,000, the Dow was at 10,000 and the S&P 500 was at 1,100. On the international front, emerging markets, Latin America and the Pacific/Asia (ex-Japan) markets also were showing signs of improvement, posting impressive returns since Sept. 30.

     Despite these early indicators, we remain cautious. Consequently, although we believe corporate profits will be weak well into the second quarter of 2002, we're becoming less defensive in our portfolio construction as the 2001 calendar year concludes.

OUR UNWAVERING COMMITMENT TO YOU

     This is a fundamentally different economy than it was 10 years ago. The world and financial markets have changed forever, and the next few years will be very challenging for investors.

     We earnestly believe a successful investment portfolio in the years to come will rely heavily upon a professionally advised, diversified global asset allocation strategy that looks beyond consensus thinking for excellent opportunities overlooked by others.

     Whatever the markets hold for us going forward, we will remain steadfast in our commitment to provide you with a diverse range of investment solutions built on global talent and expertise, and disciplined, world-class investment processes. Our mission remains to produce competitive, risk-adjusted returns in all of our products to help you meet your investment objectives.

     In keeping with this commitment, on Sept. 10 we announced the addition of Young D. Chin as chief investment officer of our operations in the United States.

     Chin has an impressive 25-year investment track record and a reputation for building world-class equity investment management teams. He was previously with Brown Brothers Harriman & Co., where he served as managing director and head of equity portfolios, fundamental research, quantitative analysis and trading. His experienced leadership was of great value to our team and shareholders as we worked to ensure portfolio stability following Sept. 11.
On behalf of our investment management team, we wish you a prosperous year and look forward to continuing our relationship with you and your financial professional during 2002.

Sincerely,

/s/ Paul J. Hondros
-------------------
Paul J. Hondros

--------------------------------------------------------------------------------
*Performance does not reflect sales charge and assumes reinvestment of dividends. For more complete information, including net performance and specific risks associated with the fund, please refer to pages 5-20.

CONTENTS

     1     Message to Shareholders

     2     Fund Highlights

     5     Nationwide Bond Fund

     8     Nationwide Government
           Bond Fund

     10    Nationwide Tax-Free
           Income Fund

     15    Nationwide High Yield
           Bond Fund

     18    Nationwide Morley Enhanced
           Income Fund

     20    Nationwide Money
           Market Fund

     24    Statements of Assets
           and Liabilities

     28    Statements of Operations

     32    Statements of Changes in
           Net Assets

     36    Financial Highlights

     42    Notes to Financial Statements

     54    Independent Auditors' Report

NATIONWIDE(R) FIXED INCOME FUND HIGHLIGHTS
--------------------------------------------------------------------------------

NATIONWIDE BOND FUND

INVESTMENT STRATEGY

     The Fund seeks a high level of current income and capital preservation. It invests primarily in investment-grade securities, focusing on investment-grade corporate bonds, government obligations, mortgage-backed securities and short-term paper.

PORTFOLIO MANAGER
Thomas S. Leggett, CFA

TOP TEN HOLDINGS*
(Composite Subject to Change)

AS OF OCTOBER 31, 2001                       % OF NET ASSETS
============================================================
U.S. Treasury Bond, 5.50%, 08/15/28                     6.8%
------------------------------------------------------------
U.S. Treasury Bond, 8.13%, 08/15/19                     3.9%
------------------------------------------------------------
Federal National Mortgage Association, 4.55%, 03/05/04  3.6%
------------------------------------------------------------
Becton, Dickerson & Co., 8.70%, 01/15/25                3.3%
------------------------------------------------------------
Federal National Mortgage Association, 7.30%, 05/25/10  2.4%
------------------------------------------------------------
Federal National Mortgage Association, 7.00%, 09/25/24  2.2%
------------------------------------------------------------
ITT Rayonier, Inc., 7.50%, 10/15/02                     2.2%
------------------------------------------------------------
Whitman Corp., 7.29%, 09/15/26                          1.9%
------------------------------------------------------------
ANR Pipeline Co., 7.00%, 06/01/25                       1.9%
------------------------------------------------------------
AMBAC, Inc., 9.38%, 08/01/11                            1.8%
------------------------------------------------------------


NATIONWIDE GOVERNMENT BOND FUND
(FORMERLY THE NATIONWIDE INTERMEDIATE
U.S. GOVERNMENT BOND FUND)

INVESTMENT STRATEGY

     The Fund seeks a high level of current income and capital preservation. It invests primarily in securities of the U.S. Government and its agencies. The dollar-weighted average maturity of the Fund will generally be between five and nine years. The Fund invests primarily in U.S. Government and agency bonds, bills and notes, including government sponsored mortgage-backed securities.

PORTFOLIO MANAGER
Gary R. Hunt, CFA


TOP 10 HOLDINGS*
(Composite Subject to Change)

AS OF OCTOBER 31, 2001                   % OF NET ASSETS
========================================================
Federal Home Loan Bank, 5.63%, 07/26/06             8.5%
--------------------------------------------------------
U.S. Treasury Bonds, 11.25%, 02/15/15               6.8%
--------------------------------------------------------
U.S. Treasury Bonds, 8.13%, 08/15/19                5.9%
--------------------------------------------------------
Federal National Mortgage Assoc., 4.55%, 03/05/04   5.4%
--------------------------------------------------------
U.S. Treasury Bonds, 6.50%, 11/15/26                5.2%
--------------------------------------------------------
Federal National Mortgage Assoc., 3.55%, 04/15/04   4.6%
--------------------------------------------------------
Federal National Mortgage Assoc., 7.42%, 11/01/11   4.0%
--------------------------------------------------------
Federal Home Loan Mortgage Corp., 6.50%, 12/15/14   2.9%
--------------------------------------------------------
Federal National Mortgage Assoc.,  6.50%, 10/25/16  2.8%
--------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.50%, 02/15/10   2.8%
--------------------------------------------------------

* EXCLUDES SHORT-TERM INVESTMENTS, CASH, AND CASH EQUIVALENTS.


2  N A T I O N W I D E

NATIONWIDE(R) FIXED INCOME FUND HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------

NATIONWIDE TAX-FREE INCOME FUND

INVESTMENT STRATEGY

     The Fund seeks a high level of current income that is exempt from federal income tax as is consistent with the preservation of capital through investing in investment-grade municipal obligations. To achieve its objective, the Fund invests primarily in securities with interest income that is exempt from federal income tax.

PORTFOLIO MANAGER
Alpha L. Benson

TOP TEN HOLDINGS BY STATE
(Composite Subject to Change)

AS OF OCTOBER 31, 2001       % OF NET ASSETS
============================================
Texas                                  16.6%
--------------------------------------------
South Carolina                          7.7%
--------------------------------------------
Illinois                                7.7%
--------------------------------------------
Alabama                                 6.3%
--------------------------------------------
Virginia                                5.9%
--------------------------------------------
Washington                              5.5%
--------------------------------------------
North Carolina                          4.7%
--------------------------------------------
Indiana                                 4.0%
--------------------------------------------
Michigan                                3.7%
--------------------------------------------
Georgia                                 3.2%
--------------------------------------------


NATIONWIDE HIGH YIELD BOND FUND

INVESTMENT STRATEGY

     The Fund seeks high current income, with capital appreciation as a secondary objective. The Fund invests primarily in U.S. dollar-denominated high-yield bonds of domestic and foreign issuers that are below investment grade. Under normal market conditions, at least 65% of the Fund's portfolio will be invested in such securities.

PORTFOLIO MANAGER
Curtiss O. Barrows, ChFC

TOP TEN HOLDINGS*
(Composite Subject to Change)

AS OF OCTOBER 31, 2001                       % OF NET ASSETS
============================================================
Kappa Beheer BV, 10.63%, 07/15/09                       3.5%
Paper & Forest Products
------------------------------------------------------------
Stater Brothers Holdings, Inc.,10.75%, 08/15/06         3.4%
Supermarket
------------------------------------------------------------
Allied Waste North America, Inc., 10.00%, 08/01/09      2.8%
Services
------------------------------------------------------------
Orion Power Holdings, Inc., 12.00%, 05/01/10            2.7%
Utilities
------------------------------------------------------------
American Plumbing & Mechanical, Inc., 11.63%, 10/15/08  2.5%
Services
------------------------------------------------------------
Grey Wolf, Inc., 8.88%, 07/01/07                        2.4%
Oil & Gas
------------------------------------------------------------
Eott Energy Partners, 11.00%, 10/01/09                  2.4%
Oil & Gas
------------------------------------------------------------
Charter Communication Holdings, LLC, 11.13%, 01/15/11   2.4%
Cable
------------------------------------------------------------
Noveon, Inc., 11.00%, 02/28/11                          2.2%
Chemicals
------------------------------------------------------------
Calpine Corp., 7.88%, 04/01/08                          2.2%
Utilities
------------------------------------------------------------

* EXCLUDES SHORT-TERM INVESTMENTS, CASH, AND CASH EQUIVALENTS.


                                                         N A T I O N W I D E   3

NATIONWIDE(R) FIXED INCOME FUND HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------

NATIONWIDE MORLEY ENHANCED
INCOME FUND
(FORMERLY THE MORLEY ENHANCED INCOME FUND)

INVESTMENT STRATEGY

     The Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in its net asset value. Under normal conditions, the Fund invests primarily in high-grade debt securities issued by the U.S. Government and its agencies, as well as by corporations.The Fund also purchases mortgage-backed and asset-backed securities.

PORTFOLIO MANAGERS

Thomas F. Mitchell and Perpetua M. Phillips from Morley Capital Management, Inc., adviser to the Fund.

TOP 10 HOLDINGS*
(Composite Subject to Change)

AS OF OCTOBER 31, 2001                   % OF NET ASSETS
========================================================
Federal Home Loan Mortgage Corp., 6.00%, 07/01/16  11.3%
--------------------------------------------------------
Federal National Mortgage Assoc., 6.00%, 06/01/16  10.5%
--------------------------------------------------------
Federal National Mortgage Assoc., 4.45%, 03/04/04   9.1%
--------------------------------------------------------
Federal Home Loan Mortgage Corp., 6.50%, 06/01/14   8.2%
--------------------------------------------------------
Federal Home Loan Mortgage Corp., 6.75%, 08/15/16   6.7%
--------------------------------------------------------
Federal National Mortgage Assoc., 6.50%, 02/01/09   6.1%
--------------------------------------------------------
Federal Home Loan Mortgage Corp., 6.00%, 03/01/14   5.2%
--------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.50%, 04/01/16   4.9%
--------------------------------------------------------
Intl Lease Finance Corp., 5.50%, 06/07/04           4.6%
--------------------------------------------------------
Federal Home Loan Bank, 7.05%, 02/11/03             4.5%
--------------------------------------------------------


NATIONWIDE MONEY MARKET FUND

INVESTMENT STRATEGY

     The Fund seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity. It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less, including corporate obligations, U.S. Government and agency bonds, bills and notes, the obligations of foreign governments, and the obligations of U.S. banks and U.S. branches of foreign banks if they are denominated in U.S. dollars. The Fund may also invest in floating and adjustable-rate obligations and asset-backed commercial paper. The Fund's dollar-weighted average maturity will be 90 days or less.

PORTFOLIO MANAGER
Patricia A. Mynster

TOP TEN HOLDINGS BY ISSUER
(Composite Subject to Change)

AS OF OCTOBER 31, 2001      % OF NET ASSETS
===========================================
Federal Home Loan Mortgage Corp.       3.7%
-------------------------------------------
Federal Home Loan Bank                 3.7%
-------------------------------------------
CIT Group, Inc.                        3.6%
-------------------------------------------
Pfizer, Inc.                           3.4%
-------------------------------------------
Household Finance Corp.                3.3%
-------------------------------------------
Toyota Motor Credit Corp.              3.0%
-------------------------------------------
Glaxo Well PLC                         3.0%
-------------------------------------------
Wells Fargo Financial, Inc.            2.8%
-------------------------------------------
Caterpillar Financial Services Ltd.    2.8%
-------------------------------------------
E.W. Scripps Co.                       2.8%
-------------------------------------------

* EXCLUDES SHORT-TERM INVESTMENTS, CASH AND CASH EQUIVALENTS.


4   N A T I O N W I D E

NATIONWIDE(R) MUTUAL FUNDS
--------------------------------------------------------------------------------

NATIONWIDE BOND FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK?

     For the fiscal year ended October 31, 2001, the Nationwide Bond Fund returned 16.01%(a) versus a return of 15.32% for the Lehman Brothers Government/Corporate Bond Index, its benchmark.

WHAT OVERALL MARKET FACTORS (MACROECONOMIC CONDITIONS, STYLE, SECTOR ALLOCATIONS AND CAPITALIZATION RANGES) CONTRIBUTED TO THE FUND PERFORMANCE?

     The Fund performed strongly during the past fiscal year due to lower interest rates and an overweighted position in corporate bonds. The yield curve became much steeper in response to the Federal Reserve's interest rate cuts, which caused intermediate-term bonds to outperform short- and long-term bonds. The duration (measure of interest rate sensitivity) of the Fund was aligned closely with the Index's throughout most of the fiscal year, so the Fund's duration did not significantly affect relative performance.

WHAT HOLDINGS CONTRIBUTED THE MOST TO (OR DETRACTED FROM) PERFORMANCE?

     Credit spreads widened significantly after the terrorist attacks of September 11, but the restructuring of the Fund earlier this year enabled us to weather the storm. Diversification remains increasingly important, as the prices of an issuer's bonds may drop precipitously on even the hint of bad news. Issuers such as Enron illustrate the danger of taking large credit-specific bets in the current economic environment. Consequently, we have used the tightening in corporate bond spreads as an opportunity to reduce our credit risk exposure to any single corporate credit. Although we still have some restructuring to do, we have reduced the Fund's credit-specific risk through a number of strategic sales during the year. Many of the holdings that negatively impacted the Fund's performance last year (such as Armstrong, J.C. Penney and Service Corp.) bounced back nicely this year, improving this fiscal year's performance.

WHAT IS YOUR VIEW OF THE MARKET-AND THE FUND'S POSITION-GOING FORWARD?

     We believe that a well-diversified portfolio of corporate bonds should generate strong risk-adjusted returns during a one- to two-year time horizon. While this may seem counter intuitive because of the steadily increasing numbers of corporate downgrades and defaults, the driving factor will be corporate bond spreads, which remain wide in a historical context. The Federal Reserve has eased monetary policy aggressively in an attempt to engineer an economic recovery. We believe the efforts of the Federal Reserve, combined with tax cuts and fiscal stimuli should eventually enable the economy to regain positive momentum.

     The widening of corporate bond spreads since the terrorist attacks reflects investor skepticism of the recovery. We believe the current spreads available on corporate bonds are generous, so we plan to add to our corporate bond exposure during the coming months. Due to the very steep yield curve, we may add more short-maturity and long-term bonds to the fund's in lieu of intermediate-term bonds. We will continue our strategy of closely aligning the Fund's duration with the duration of its benchmark.

PORTFOLIO MANAGER: THOMAS S. LEGGETT, CFA
(A) PERFORMANCE OF CLASS A SHARES WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $139,753,595
OCTOBER 31, 2001

AVERAGE ANNUAL TOTAL RETURN+
(For Years Ended October 31, 2001)

YEARS                 1       5     10
========================================
Class A*  w/o SC**  16.01%  6.74%  7.13%
          w/SC1     10.81%  5.76%  6.63%
----------------------------------------
Class B*  w/o SC**  15.33%  6.30%  6.91%
          w/SC2     10.33%  5.98%  6.91%
----------------------------------------
Class C*  w/o SC**  15.20%  6.73%  7.12%
          w/SC3     13.04%  6.52%  7.01%
----------------------------------------
Class D   w/o SC**  16.23%  6.91%  7.22%
          w/SC1     11.03%  5.94%  6.72%
----------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
* These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98) and Class C (3/1/01) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses.
**   These returns do not reflect the effects of sales charge (SC).
1    A 4.50% front-end sales charge was deducted.
2 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
3 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
+    See legend on inside back cover.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.





Date         Load   LB Gvt/Credit TR (Index)   CPI
10/31/1991   9,550                    10,000  10,000
10/31/1992  10,581                    11,051  10,320
10/31/1993  12,021                    12,561  10,604
10/31/1994  10,846                    11,978  10,881
10/31/1995  13,059                    13,914  11,186
10/31/1996  13,718                    14,664  11,521
10/31/1997  14,861                    15,956  11,761
10/31/1998  16,215                    17,595  11,936
10/31/1999  16,013                    17,478  12,242
10/31/2000  16,489                    18,721  12,664
10/31/2001  19,164                    21,590  13,006





Comparative performance of $10,000 invested in Class D shares of the Nationwide Bond Fund, the Lehman Brothers Government/Corporate Bond Index (LBG/CBI)(b), and the Consumer Price Index (CPI)(c) over a 10-year period ended 10/31/01. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.
(b) The LBG/CBI consists of U.S. Government and corporate bonds with maturities of one year or more and outstanding par value of at least $100 million. All returns are market value-weighted inclusive of accrued interest.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                         N A T I O N W I D E   5

STATEMENT OF INVESTMENTS NATIONWIDE BOND FUND
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


                                               PRINCIPAL
                                                 AMOUNT      VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES  (6.2%)
---------------------------------------------------------------------
COMMERCIAL SERVICES  (6.2%)

Comm, 6.61%, 02/16/34 (b)                      $1,000,000  $1,054,140
Heller Financial Commercial Mortgage
Asset, 6.85%, 05/15/31                          2,000,000   2,172,469
JP Morgan Chase Commercial Mortgage
Securities, 6.26%, 04/15/33                     2,000,000   2,095,595
Merrill Lynch Mortgage Investors, Inc.,
7.56%, 09/15/09                                 2,000,000   2,235,209
Nomura Asset Securities Corp.,
6.69%, 03/17/28                                 1,000,000   1,078,291
                                                           ----------

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES                 8,635,704
                                                           ----------

CORPORATE BONDS  (63.9%)
---------------------------------------------------------------------
AIRLINES  (1.1%)

American Airlines, Inc.,
10.33%, 03/04/05                                1,500,000   1,524,413
                                                           ----------
---------------------------------------------------------------------
ALUMINUM  (0.7%)

Alcan, Inc., 6.45%, 03/15/11                    1,000,000   1,045,424
                                                           ----------
---------------------------------------------------------------------
CHEMICALS  (2.2%)

Air Products & Chemicals, Inc.,
6.25%, 06/15/03                                 2,000,000   2,077,630
Witco Corp., 6.13%, 02/01/06                    1,000,000     988,549
                                                           ----------
                                                            3,066,179
                                                           ----------
---------------------------------------------------------------------
COMMUNICATION EQUIPMENT  (0.7%)

Motorola, Inc., 6.50%, 09/01/25                 1,000,000     990,717
                                                           ----------
---------------------------------------------------------------------
CONSTRUCTION & BUILDING MATERIALS  (3.3%)

Armstrong Holdings, Inc.,
6.35%, 08/15/03 (c)                             3,000,000   1,470,000
Masco Corp., 6.13%, 09/15/03                    2,000,000   2,078,280
Vulcan Materials Co., 6.00%, 04/01/09           1,000,000   1,013,861
                                                           ----------
                                                            4,562,141
                                                           ----------
---------------------------------------------------------------------
CONSUMER NON-CYCLICAL  (0.8%)

Kimberly Clark Corp., 7.88%, 02/01/23           1,000,000   1,093,844
                                                           ----------
---------------------------------------------------------------------
CONTAINERS  (1.5%)

Bemis Co., Inc., 6.70%, 07/01/05                2,000,000   2,139,116
                                                           ----------
---------------------------------------------------------------------
ELECTRONICS  (1.1%)

Arrow Electronics, Inc., 9.15%, 10/01/10        1,500,000   1,569,312
                                                           ----------
---------------------------------------------------------------------
FINANCIAL / MISCELLANEOUS  (4.6%)

Block Financial Corp., 8.50%, 04/15/07          1,000,000   1,140,604
Ford Motor Credit Co., 7.38%, 02/01/11          1,000,000   1,015,133
GMAC, 6.88%, 09/15/11                           1,000,000     983,770
Household Finance Co., 6.75%, 05/15/11          1,000,000   1,044,218
International Lease Finance Corp.,
5.75%, 10/15/06                                 1,000,000   1,007,005
Lehman Brothers Holdings, Inc.,
11.63%, 05/15/05                                1,000,000   1,224,100
                                                           ----------
                                                            6,414,830
                                                           ----------
---------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT      VALUE
CORPORATE BONDS  (CONTINUED)
---------------------------------------------------------------------
FOOD & RELATED  (4.9%)

Dole Foods Co., 6.38%, 10/01/05                $1,000,000  $  974,326
Heinz (H.J.) Co., 6.63%, 07/15/11 (b)           1,000,000   1,080,057
Tyson Foods, Inc., 8.25%, 10/01/11 (b)          2,000,000   2,141,390
Whitman Corp., 7.29%, 09/15/26                  2,500,000   2,716,370
                                                           ----------
                                                            6,912,143
                                                           ----------
---------------------------------------------------------------------
HEALTHCARE  (2.4%)

Kaiser Foundation Hospital,
9.55%, 07/15/05                                 2,000,000   2,335,780
McKesson HBOC, Inc.,
6.30%, 03/01/05                                 1,000,000   1,012,982
                                                           ----------
                                                            3,348,762
                                                           ----------
---------------------------------------------------------------------
HOME FURNISHINGS  (0.8%)

Leggett & Platt Inc., 7.65%, 02/15/05           1,000,000   1,098,341
                                                           ----------
---------------------------------------------------------------------
HOTELS / MOTELS  (1.5%)

Marriott International, Inc.,
6.88%, 11/15/05                                 2,000,000   2,104,140
                                                           ----------
---------------------------------------------------------------------
INSURANCE  (1.8%)

AMBAC, Inc., 9.38%, 08/01/11                    2,000,000   2,516,456
                                                           ----------
---------------------------------------------------------------------
LEISURE PRODUCTS  (0.7%)

Brunswick Corp., 6.75%, 12/15/06                1,000,000   1,013,178
                                                           ----------
---------------------------------------------------------------------
MACHINERY & CAPITAL GOODS  (2.8%)

Clark Equipment Co., 8.00%, 05/01/23            1,000,000   1,042,021
Dover Corp., 6.25%, 06/01/08                    1,650,000   1,757,908
Precision Castparts Corp.,
8.75%, 03/15/05                                 1,000,000   1,092,461
                                                           ----------
                                                            3,892,390
                                                           ----------
---------------------------------------------------------------------
MANUFACTURING / DIVERSIFIED  (0.8%)

Eaton Corp., 6.95%, 11/15/04                    1,000,000   1,077,198
                                                           ----------
---------------------------------------------------------------------
MEDICAL EQUIPMENT AND SUPPLIES  (4.1%)

Becton, Dickinson & Co., 8.70%, 01/15/25        4,000,000   4,678,088
Guidant Corp., 6.15%, 02/15/06                  1,000,000   1,011,480
                                                           ----------
                                                            5,689,568
                                                           ----------
---------------------------------------------------------------------
NATURAL GAS  (5.0%)

ANR Pipeline Co., 7.00%, 06/01/25               2,500,000   2,652,707
Columbia Energy Group, 6.80%, 11/28/05          2,000,000   2,132,198
ONEOK, Inc., 7.75%, 08/15/06                    2,000,000   2,228,490
                                                           ----------
                                                            7,013,395
                                                           ----------
---------------------------------------------------------------------
NUCLEAR ENERGY  (1.0%)

USEC, Inc., 6.63%, 01/20/06                     1,500,000   1,446,399
                                                           ----------
---------------------------------------------------------------------
OFFICE FURNITURE  (0.7%)

Herman Miller, Inc., 7.13%, 03/15/11            1,000,000   1,010,279
                                                           ----------
---------------------------------------------------------------------
OIL & GAS  (2.3%)

Petrobras International Finance, 9.75%,
07/06/11 (b)                                    1,000,000   1,005,000
Sempra Energy, 6.95%,12/01/05                   1,000,000   1,048,872
Texaco Capital, Inc., 7.75%, 02/15/33           1,000,000   1,118,618
                                                           ----------
                                                            3,172,490
                                                           ----------
---------------------------------------------------------------------


6    N A T I O N W I D E

STATEMENT OF INVESTMENTS NATIONWIDE BOND FUND CONTINUED
----------------------------------------------------------------------------
                                OCTOBER 31, 2001


                                                  PRINCIPAL
                                                    AMOUNT         VALUE
CORPORATE BONDS  (CONTINUED)
----------------------------------------------------------------------------
PAPER & FOREST PRODUCTS  (4.9%)

International Paper Co., 8.12%, 06/15/24        $    1,500,000  $  1,577,510
ITT Rayonier, Inc., 7.50%, 10/15/02                  3,000,000     3,133,935
Willamette Industries, Inc.,
7.35%, 07/01/26                                      2,000,000     2,159,052
                                                                ------------
                                                                   6,870,497
                                                                ------------
----------------------------------------------------------------------------
PHARMACEUTICALS  (0.8%)

American Home Products Corp.,
6.25%, 03/15/06                                      1,000,000     1,060,625
                                                                ------------
----------------------------------------------------------------------------
PUBLISHING & PRINTING  (0.8%)

Times Mirror Co., 7.45%, 10/15/09                    1,000,000     1,077,924
                                                                ------------
----------------------------------------------------------------------------
RETAIL  (4.3%)

Dayton Hudson Corp., 8.50%, 12/01/22                 1,000,000     1,113,549
Dillards, Inc., 6.63%, 01/15/18                      1,000,000       731,760
Lowe's Cos., 8.25%, 06/01/10                         1,000,000     1,160,722
May Department Stores Co.,
8.30%, 07/15/26                                      2,000,000     2,171,182
Penney (J.C.) Co., Inc., 6.88%, 10/15/15             1,000,000       823,583
                                                                ------------
                                                                   6,000,796
                                                                ------------
----------------------------------------------------------------------------
SERVICES  (1.4%)

Fluor Corp., 6.95%, 03/01/07                         1,000,000     1,023,711
Service Corp. International,
6.00%, 12/15/05                                      1,000,000       912,500
                                                                ------------
                                                                   1,936,211
                                                                ------------
----------------------------------------------------------------------------
TELECOMMUNICATIONS  (2.9%)

Qwest Capital Funding,
7.00%, 08/03/09 (b)                                  2,000,000     2,008,532
Worldcom Inc., 8.25%,  05/15/31                      2,000,000     2,047,912
                                                                ------------
                                                                   4,056,444
                                                                ------------
----------------------------------------------------------------------------
TEXTILES / APPAREL MANUFACTURING  (1.6%)

V.F. Corp., 8.50%, 10/01/10                          1,000,000     1,142,200
V.F. Corp., 9.25%, 05/01/22                          1,075,000     1,131,917
                                                                ------------
                                                                   2,274,117
                                                                ------------
----------------------------------------------------------------------------
UTILITIES  (2.4%)

Baltimore Gas & Electric, 7.50%, 01/15/07            1,200,000     1,343,977
South Carolina Electric & Gas Co.,
6.13%, 03/01/09                                      2,000,000     2,081,948
                                                                ------------
                                                                   3,425,925
                                                                ------------
TOTAL CORPORATE BONDS                                             89,403,254
                                                                ------------
----------------------------------------------------------------------------
                                                    PRINCIPAL
                                                      AMOUNT         VALUE
U.S. GOVERNMENT SPONSORED
AND AGENCY OBLIGATIONS  (25.4%)
----------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION  (0.2%)
6.75%, 02/25/23                                         91,879        92,126
6.75%, 04/25/24                                        183,758       175,797
                                                                ------------
                                                                     267,923
                                                                ------------
----------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  (13.0%)

4.55%, 03/05/04                                 $    5,000,000  $  5,041,449
7.13%, 09/01/07, Pool #323286                        1,883,852     2,078,777
6.62%, 06/01/16, Pool #383661                        1,993,372     2,205,589
7.00%, 04/25/20, REMIC G92-15G                         107,998       109,272
7.30%, 05/25/10, Series 00-T5                        3,000,000     3,368,248
6.85%, 05/17/20, Series 97-M6                        2,000,000     2,148,573
7.00%, 09/25/24, Series 01-36                        3,000,000     3,141,153
                                                                ------------
                                                                  18,093,061
                                                                ------------
----------------------------------------------------------------------------
U.S. TREASURY BONDS  (10.7%)

8.13%, 08/15/19                                      4,000,000     5,462,500
5.50%, 08/15/28                                      9,000,000     9,576,558
                                                                ------------
                                                                  15,039,058
                                                                ------------
----------------------------------------------------------------------------
U.S. TREASURY NOTE  (1.5%)
4.75%, 11/15/08                                      2,000,000     2,089,062

TOTAL U.S. GOVERNMENT SPONSORED
AND AGENCY OBLIGATIONS                                            35,489,104
                                                                ------------
SHORT-TERM DEBT  (4.4%)
----------------------------------------------------------------------------
Tyco International Group, 2.70%, 11/01/01            6,226,000     6,225,533
                                                                ------------
TOTAL SHORT-TERM DEBT                                              6,225,533
                                                                ------------

TOTAL INVESTMENTS (Cost $131,168,413)  (a) - (99.9%)             139,753,595

OTHER ASSETS IN EXCESS OF LIABILITIES - (0.1%)                       152,275
                                                                ------------
NET ASSETS - (100.0%)                                           $139,905,870
                                                                ============

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:
     Unrealized appreciation        $8,952,493
     Unrealized depreciation          (367,311)
                                    ----------
     Net unrealized appreciation    $8,585,182
                                    ==========
(b) Represents a restricted security acquired and eligible for resale under rule 144A, which limits the resale to certain qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
(c)  Defaulted security with respect to interest payments.

REMIC    Real Estate Mortgage Investment Conduit

SEE NOTES TO FINANCIAL STATEMENTS.


                                                         N A T I O N W I D E   7

NATIONWIDE(R) MUTUAL FUNDS
--------------------------------------------------------------------------------

NATIONWIDE GOVERNMENT BOND FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK?

     For the fiscal year ended October 31, 2001, the Nationwide Government Bond Fund (formerly the Nationwide Intermediate U.S. Government Bond Fund) returned 15.21%(a) versus 14.94% for the Merrill Lynch Government Master Index, its benchmark.

WHAT OVERALL MARKET FACTORS (MACROECONOMIC CONDITIONS, STYLE, SECTOR ALLOCATIONS AND CAPITALIZATION RANGES) CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

     The strong performance of the Fund was the result of the Federal Reserve easing monetary policy in an aggressive fashion as growth slowed and the stock market bubble deflated. Typically, when the Federal Reserve is easing monetary policy, shorter maturity notes tend to outperform longer maturity notes and bonds. To capture this performance differential, we emphasized short and intermediate holdings in the Fund. Good performance was also the result of being overweighted in agency notes, whose wide spreads and high credit quality attracted interest from a variety of market participants. Mortgage-backed securities performed poorly for most of the period as homeowners in record numbers refinanced their mortgages. Given that most of this market was priced above par, prepayments resulted in lower yields for mortgage-backed securities holders, driving prices lower.

WHAT HOLDINGS CONTRIBUTED TO (OR DETRACTED FROM) PERFORMANCE?

     The best-performing securities in the Fund were agency notes, followed by U.S. Treasuries and mortgage-backed securities. Agency notes in the five- to 10-year maturity range did exceptionally well for the period. Most of the Fund's U.S. Treasury holdings are in the 2015-2026 maturity range. This sector received a tremendous boost on the last day of the fiscal year as the US Treasury Department announced they would no longer issue 30-year bonds. This unexpected announcement sparked massive buying by market participants, driving prices up and lowering yields 33 basis points for the day. As mentioned, mortgage-backed securities performed poorly, but our holdings are conservatively structured and should perform well going forward, given their current wide spreads over U.S. Treasuries.

WHAT IS YOUR VIEW OF THE MARKET - AND THE FUND'S POSITION - GOING FORWARD?

     We believe the Federal Reserve will continue to lower rates, and keep them lower, for a longer period than most market participants currently anticipate. However, with lower rates and a fiscal stimulus in the pipeline, we are cautious about the possibility of the economy improving more rapidly than expected. Therefore, we will look for opportunities to move to a more neutral position versus the Index when we begin to see improvement in the economic environment.

     In August, the Fund acquired about $27.8 million in additional assets as a result of the merger of the Nationwide Long-Term U.S. Government Bond Fund into this Fund. These additional assets will help us to expand the investment possibilities for the portfolio.

PORTFOLIO MANAGER: GARY R. HUNT, CFA
(a) Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO MARKET VALUE $184,779,440

OCTOBER 31, 2001


AVERAGE ANNUAL TOTAL RETURN=
(For Years Ended October 31, 2001)


YEARS                 1       5    INCEPTION(4)
===============================================
Class A*  w/o SC**  15.21%  7.72%         7.16%
          w/SC1     10.04%  6.74%         6.66%
-----------------------------------------------
Class B*  w/o SC**  14.41%  7.24%         6.92%
          w/SC2      9.41%  6.94%         6.92%
-----------------------------------------------
Class C*  w/o SC**  14.04%  7.64%         7.12%
          w/SC3     12.91%  7.42%         7.01%
-----------------------------------------------
Class D   w/o SC**  15.43%  7.90%         7.25%
          w/SC1     10.25%  6.91%         6.75%
-----------------------------------------------

In management's opinion, performance for Class C shares shown above should have more closely tracked the performance of Class B shares for the periods ended October 31, 2001, but such performance diverged due to the low initial asset level and the brief operational period (less than one year) of the new Class C shares.

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

* These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98) and Class C (3/1/01) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses.
**   These returns do not reflect the effects of sales charge (SC).
1     A 4.50% front-end sales charge was deducted.
2 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
3 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
4    Fund commenced operations on February 10, 1992.
+    See legend on inside back cover.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.




             Load   ML Govt Master Index Tr (Index)   CPI
2/10/1992.  10,000                           10,000  10,000
10/31/1992  10,437                           10,741  10,268
10/31/1993  11,496                           12,137  10,550
10/31/1994  11,017                           11,612  10,825
10/31/1995  12,832                           13,401  11,130
10/31/1996  13,509                           14,078  11,463
10/31/1997  14,706                           15,299  11,702
10/31/1998  16,034                           17,033  11,875
10/31/1999  15,886                           16,829  12,180
10/31/2000  17,114                           18,175  12,600
10/31/2001  19,754                           20,891  12,940





Comparative performance of $10,000 invested in Class D shares of the Nationwide Government Bond Fund, the Merrill Lynch Government Master Index (MLGMI)(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.
(b) The MLGMI consists of U.S. Treasury notes and bonds with one or more years remaining to final maturity and at least $1 billion in face value outstanding, and U.S. Agencies with one or more years remaining to final maturity and at least $100 million in face value outstanding.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


8   N A T I O N W I D E

STATEMENT OF INVESTMENTS NATIONWIDE GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

                                                      PRINCIPAL
                                                       AMOUNT        VALUE
U.S. GOVERNMENT SPONSORED
AND AGENCY OBLIGATIONS  (97.8%)
------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK  (0.6%)

7.16%, 05/15/06                                      $ 1,000,000  $  1,128,746
                                                                  ------------
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK  (15.5%)

5.70%, 06/07/06                                        3,000,000     3,171,306
5.63%, 07/26/06                                       15,000,000    15,829,740
6.95%, 03/26/07                                        2,000,000     2,266,850
6.53%, 07/23/07                                        2,000,000     2,230,202
6.02%, 01/09/08                                        1,000,000     1,088,515
6.19%, 05/06/08                                        2,000,000     2,194,492
5.49%, 12/22/08                                        2,000,000     2,109,356
                                                                  ------------
                                                                    28,890,461
                                                                  ------------
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION  (17.5%)

5.98%, 12/08/05                                        3,000,000     3,231,279
6.70%, 01/09/07                                        2,655,000     2,972,365
7.25%, 06/15/07, REMIC, Series 1313-G                  1,451,506     1,460,926
5.50%, 02/15/10                                        5,000,000     5,179,100
6.00%, 06/15/11, REMIC, Series 1858-H                  1,936,917     2,018,636
6.50%, 12/15/14, Pool #2345                            5,000,000     5,302,758
3.50%, 12/15/21, REMIC, Series 1629-HA                 1,000,000       981,840
7.00%, 05/15/22, REMIC, Series 1424-PJ                 2,000,000     2,089,040
6.50%, 09/15/23, Series 1584, Class L                  2,000,000     2,098,220
6.50%, 03/15/24, Pool #1684                            2,000,000     2,067,860
6.25%, 01/15/27, Pool #2020D                           2,000,000     2,070,220
6.50%, 03/15/31, Series 2296-H                         1,988,523     2,070,519
6.50%, 03/15/31, Pool #2296G                           1,144,469     1,086,672
                                                                  ------------
                                                                    32,629,435
                                                                  ------------
------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  (39.4%)

8.00%, 07/25/02, REMIC, Series 92-126-VB                 249,888       252,844
4.55%, 03/05/04                                       10,000,000    10,082,900
3.55%, 04/15/04                                        8,500,000     8,593,951
6.31%, 01/01/06, Pool #73341                             901,609       968,482
5.78%, 06/06/06                                        3,000,000     3,148,272
6.00%, 06/11/07                                        1,100,000     1,158,372
7.41%, 10/01/07, Pool #382684                          1,000,000     1,103,873
6.10%, 07/01/08, Pool #380488                            960,511     1,028,503
6.50%, 07/25/08, Series 93-114-H                       4,000,000     4,263,480
6.00%, 08/25/08, REMIC, Series 94-34-C                 1,500,000     1,569,270
6.00%, 11/25/08                                        2,000,000     2,101,680
6.27%, 12/01/08, Pool #381019                          3,878,661     4,169,028
7.42%, 11/01/11, Pool #73731                           6,597,960     7,410,628
6.50%, 04/25/13, Series 99-19-TD                       3,000,000     3,195,245
6.30%, 05/01/13, Pool #380311                          1,923,871     2,079,436
6.30%, 04/01/14, Pool #381570                          1,071,869     1,151,151
7.11%, 10/01/15, Pool #383142                          3,233,057     3,584,757
6.68%, 05/01/16, Pool #383452                          2,278,671     2,469,032
6.50%, 10/25/16                                        5,000,000     5,240,886
7.05%, 02/01/17, Pool #73847                           1,657,601     1,843,132
7.18%, 02/01/17, Pool #73942                           2,131,461     2,388,628
9.25%, 10/25/18, REMIC, Series 88-25-B                   101,178       109,744
8.50%, 01/25/20, REMIC, Series 90-7-B                    539,074       575,690
7.50%, 02/25/23                                        1,911,670     2,001,013
6.27%, 02/25/35                                        2,500,000     2,599,425
                                                                  ------------
                                                                    73,089,422
                                                                  ------------
------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                         AMOUNT       VALUE
U.S. GOVERNMENT SPONSORED
AND AGENCY OBLIGATIONS  (CONTINUED)
------------------------------------------------------------------------------
PRIVATE EXPORT FUNDING  (0.5%)

7.89%, 02/15/05, Series 1994-A                       $   875,000  $    946,986
                                                                  ------------
------------------------------------------------------------------------------
U.S. TREASURY BONDS  (21.3%)

11.25%, 02/15/15                                       7,750,000    12,691,834
7.50%, 11/15/16                                        4,000,000     5,094,376
8.13%, 08/15/19                                        8,000,000    10,925,000
6.25%, 08/15/23                                        1,000,000     1,150,703
6.50%, 11/15/26                                        8,000,000     9,579,376
                                                                  ------------
                                                                    39,441,289
                                                                  ------------
------------------------------------------------------------------------------
U.S. TREASURY NOTES  (1.3%)

10.38%, 11/15/09                                       2,000,000     2,408,906
                                                                  ------------
------------------------------------------------------------------------------
U.S. TREASURY STRIPS  (1.7%)

0.00%, 05/15/11                                        5,000,000     3,219,195
                                                                  ------------

TOTAL U.S. GOVERNMENT SPONSORED
AND AGENCY OBLIGATIONS                                             181,754,440
                                                                  ------------
REPURCHASE AGREEMENT  (1.6%)
------------------------------------------------------------------------------
Warburg Dillon Reed, 2.53%, 11/01/01
(Fully collateralized by U.S. Treasury Notes)          3,025,000     3,025,000
                                                                  ------------
TOTAL REPURCHASE AGREEMENT                                           3,025,000
                                                                  ------------

TOTAL INVESTMENTS (Cost $173,336,404) (a) - (99.4%)                184,779,440

OTHER ASSETS IN EXCESS OF LIABILITIES - (0.6%)                       1,147,009
                                                                  ------------
NET ASSETS   -   (100.0%)                                         $185,926,449
                                                                  ============
------------------------------------------------------------------------------

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:
     Unrealized appreciation         $11,443,036
     Unrealized depreciation                   -
                                     -----------
     Net unrealized appreciation     $11,443,036
                                     ===========

REMIC     Real Estate Mortgage Investment Conduit
STRIPS    Separate Trading of Registered Interest and Principal Securities

SEE NOTES TO FINANCIAL STATEMENTS.


                                                         N A T I O N W I D E   9

NATIONWIDE(R) FIXED INCOME MUTUAL FUNDS
--------------------------------------------------------------------------------

NATIONWIDE TAX-FREE INCOME FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK?

     For the fiscal year ended October 31, 2001, the Nationwide Tax-Free Income Fund returned 9.70%(a) versus a return of 10.45% for the Lehman Brothers Municipal Bond Index, its benchmark.

WHAT OVERALL MARKET FACTORS (MACROECONOMIC CONDITIONS, STYLE, SECTOR ALLOCATIONS AND CAPITALIZATION RANGES) CONTRIBUTED TO THE FUND PERFORMANCE?

     The performance of the municipal market, as well as the Nationwide Tax-Free Income Fund, was mixed for the year. During the first half of the year, the overall municipal market performed positively. Volatility in the equity market, fueled by the uncertainty of an economic recovery, drove up demand for municipal tax-exempt securities. Nevertheless, the market had to absorb a significant supply. Municipal bond issuance through the first 10 months of 2001 totaled $223.4 billion, up 36% over the first 10 months of 2000. Lower interest rates and the surge in the refinancing of higher interest rate debt were the primary reasons for an increase in municipal bond volume. Refunding activity was up 236% for the first 10 months of 2001.

     During the year, the Federal Reserve cut interest rates 400 basis points. As rates declined, the long-term portion of the market outperformed other segments of the maturity curve. Direct retail demand remained extremely strong, keeping supply and demand factors in balance. However, during September the municipal market underperformed most taxable fixed-income products, producing negative returns. The municipal market struggled, as did markets in general, as they tried to resume regular activities following the September 11 attacks. Military tensions, a sell-off in equities and safety-conscious investors caused a flight-to-quality. As a result, the Treasury market and the short end of the municipal maturity curve performed best. The decline in air travel following the attacks had a negative impact on municipal credits. Municipal airport bonds were among the poorest performers. In October, the municipal market performed as anticipated with few surprises until the last business day of the month, when the U.S. Treasury announced a halt to the new issuance of its 30-year bond. At that time, municipal bond prices then rebounded aggressively, especially long-maturity bond prices.

WHAT HOLDINGS CONTRIBUTED TO (OR DETRACTED FROM) PERFORMANCE?

     In this current low interest-rate environment, long-term securities (10 years and longer) provided the best gross total return, at better than 10.45% for the 12-month period ended October 31, 2001, according to the Lehman Brothers Municipal Bond Index. The top-performing securities in the Nationwide Tax-Free Income Fund were its long-term securities. The Nationwide Tax-Free Income Fund's average maturity was 17.42 years, and its duration was approximately 6.00 years. The average maturity of the Index was 13.92 years, and its duration was 5.61 years.

WHAT IS YOUR VIEW OF THE MARKET-AND THE FUND'S POSITION-GOING FORWARD?

     During the next few months, we expect many of the same factors to dominate the market-lower interest rates and concerns about the impact that the terrorist attacks may have on the bond markets. We expect that individuals will be the primary buyers of municipal securities so long as we continue to see volatility in the equity markets. We also believe that short to intermediate maturities will continue to decline and the long end of the yield curve will likely increase.

PORTFOLIO MANAGER: ALPHA BENSON
(a) Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO MARKET VALUE $210,682,822

OCTOBER 31, 2001


AVERAGE ANNUAL TOTAL RETURN+
(For Years Ended October 31, 2001)

YEARS                 1      5     10
=======================================
Class A*  w/o SC**  9.70%  5.68%  6.18%
          w/SC1     4.80%  4.72%  5.70%
---------------------------------------
Class B*  w/o SC**  9.06%  5.23%  5.95%
          w/SC2     4.06%  4.90%  5.95%
---------------------------------------
Class C*  w/o SC**  8.53%  5.56%  6.12%
          w/SC3     6.47%  5.36%  6.01%
---------------------------------------
Class D   w/o SC**  9.99%  5.85%  6.26%
          w/SC1     5.06%  4.88%  5.78%
---------------------------------------

In management's opinion, performance for Class C shares shown above should have more closely tracked the performance of Class B shares for the periods ended October 31, 2001, but such performance diverged due to the low initial asset level and the brief operational period (less than one year) of the new Class C shares.

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
* These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98) and Class C (3/1/01) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses.
**   These returns do not reflect the effects of sales charge (SC).
1    A 4.50% front-end sales charge was deducted.
2 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
3 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
+    See legend on inside back cover.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.





             Load   Lehman Muni Bond IX Tr (Index)   CPI
10/31/1991   9,550                          10,000  10,000
10/31/1992  10,237                          10,839  10,320
10/31/1993  11,974                          12,366  10,604
10/31/1994  10,931                          11,827  10,881
10/31/1995  12,533                          13,582  11,186
10/31/1996  13,198                          14,356  11,521
10/31/1997  14,217                          15,575  11,761
10/31/1998  15,226                          16,824  11,936
10/31/1999  14,737                          16,526  12,242
10/31/2000  15,942                          17,932  12,664
10/31/2001  17,534                          19,806  13,006






Comparative performance of $10,000 invested in Class D shares of the Nationwide Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index (LBMBI)(b), and the Consumer Price Index (CPI)(c) over a 10-year period ended 10/31/01. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.
(b) The LBMBI consists of investment-grade tax-exempt bonds and includes securities with at least one year to maturity and at least $100 million in par value outstanding.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


10   N A T I O N W I D E

STATEMENT OF INVESTMENTS NATIONWIDE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

                                                     PRINCIPAL
                                                       AMOUNT       VALUE
MUNICIPAL BONDS  (98.2%)
-----------------------------------------------------------------------------
ALABAMA  (6.3%)

Alabama Housing Finance
Authority Single-Family Mortgage
Revenue Bonds (Collateralized
Home Mortgage Revenue Bond
Program), Series 1996-D,
6.00%, 2016                                          $2,270,000  $  2,410,014

Birmingham, Alabama General
Obligation Unlimited Tax Parking
Warrants, Series 1995-A,
5.90%, 2018                                           1,100,000     1,179,981

Birmingham, Alabama General
Obligation Unlimited Tax Refunding
Revenue Bonds, Series 1992-B,
6.25%, 2016                                           2,000,000     2,074,200

Birmingham, Alabama Water & Sewer
Revenue Warrants, Series 1998-A,
4.75%, 2029                                           3,500,000     3,301,655

Birmingham, Alabama Waterworks &
Sewer Board Refunding Revenue
Bonds, Series 1992, 6.13%, 2012                       2,480,000     2,545,348

Jefferson County, Alabama Sewer Capital
Improvement Revenue Warrants,
Series A, 5.13%, 2029                                 2,000,000     2,017,140
                                                                 ------------
                                                                   13,528,338
                                                                 ------------
-----------------------------------------------------------------------------
ARIZONA  (2.1%)

Mesa, Arizona Industrial Development
Authority Revenue Bonds (Discovery
Health Systems), Series A, 5.63%, 2029                1,800,000     1,897,056
Salt River Project Agricultural
Improvement & Power District,
Arizona Electric System Revenue
Bonds, Series 1992-C, 6.20%, 2012                     2,500,000     2,564,025
                                                                 ------------
                                                                    4,461,081
                                                                 ------------
-----------------------------------------------------------------------------
COLORADO  (2.8%)

Colorado Housing Finance Authority Single-
Family Housing Refunding Revenue Bonds,
Series 1991-A, 7.15%, 2014                              340,000       348,990
Denver, Colorado City & County Airport
Revenue Bonds, Series B, 5.50%, 2025                  2,000,000     1,980,880
Denver, Colorado City & County Airport
Revenue Bonds, Series D, 5.00%, 2025                  3,500,000     3,631,425
                                                                 ------------
                                                                    5,961,295
                                                                 ------------
-----------------------------------------------------------------------------
CONNECTICUT  (2.0%)

Connecticut Housing Finance Authority
Housing Mortgage Finance Program
Bonds, Series 1992-B, 6.70%, 2012                     4,115,000     4,284,332
                                                                 ------------

District of Columbia  (1.1%)
District of Columbia General Obligation
Unlimited Bonds, Series A, 5.50%, 2029                2,500,000     2,451,525
                                                                 ------------
-----------------------------------------------------------------------------
                                                      PRINCIPAL
                                                        AMOUNT      VALUE
MUNICIPAL BONDS  (CONTINUED)

FLORIDA  (1.7%)

Florida State Board of Education Capital
Outlay (Public Education), Series D,
5.20%, 2019                                          $3,630,000  $  3,663,723
                                                                 ------------
-----------------------------------------------------------------------------
GEORGIA  (3.2%)

Atlanta, Georgia Airport General
Obligation Refunding Revenue Bonds,
Series A, 5.50%, 2026                                 1,000,000     1,049,490

Georgia Local Government Certificates of
Participation Grantor Trust, Series
1998-A, 4.75%, 2028                                   1,000,000       965,030

Georgia Municipal Electric Power
Authority Revenue Bonds, Prerefunded
Series V, 6.60%, 2018                                   465,000       563,613

Georgia Municipal Electric Power
Authority Revenue Bonds, Unrefunded
Series V, 6.60%, 2018                                 2,285,000     2,778,332

Georgia Private College & Universities
Authority, Refunding Revenue Bonds
(Mercer University Project), Series A,
5.25%, 2025                                           1,500,000     1,509,570
                                                                 ------------
                                                                    6,866,035
                                                                 ------------
-----------------------------------------------------------------------------
ILLINOIS  (7.7%)

Chicago Park District, Illinois General
Obligation Unlimited Tax Park Bonds,
Series 1996, 5.60%, 2021                              3,050,000     3,182,980

Illinois Development Finance Authority
Hospital Revenue Bonds, (Adventist
Health Systems / Sunbelt Obligation),
5.50%, 2020                                           1,750,000     1,711,220

Illinois Development Finance Authority
Hospital Revenue Bonds, (Adventist
Health Systems / Sunbelt Obligation),
5.65%, 2024                                           3,000,000     2,965,739

Illinois Housing Development Authority
Homeowner Mortgage Revenue Bonds,
Series 1994 A-1, 6.45%, 2017                          1,000,000     1,049,590

Illinois State Building, Illinois Sales Tax
Revenue Bonds, Series V, 6.38%, 2017                  2,500,000     2,845,425

Illinois State General Obligation Unlimited
Tax Bonds, Series 1994, 5.80%, 2019                   3,000,000     3,187,080

Metropolitan Pier & Exposition
Authority, Illinois Dedicated State Tax
Revenue Bonds, (McCormick Place
Expansion Project), 5.50%, 2024                       1,500,000     1,573,980
                                                                 ------------
                                                                   16,516,014
                                                                 ------------
-----------------------------------------------------------------------------
INDIANA  (4.0%)

Ball State University Student Fee
Revenue Bonds, Series J, 6.20%, 2020                  1,000,000     1,120,130
Indiana State Toll Road Commission
East-West Toll Road Revenue Bonds,
Series 1980,  9.00%, 2015                             5,335,000     7,506,238
                                                                 ------------
                                                                    8,626,368
                                                                 ------------
-----------------------------------------------------------------------------


                                    continued           N A T I O N W I D E   11

STATEMENT OF INVESTMENTS NATIONWIDE TAX-FREE INCOME FUND continued
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001
                                                      PRINCIPAL
                                                       AMOUNT      VALUE
MUNICIPAL BONDS  (CONTINUED)
-----------------------------------------------------------------------------
KANSAS  (0.8%)

Wichita, Kansas Hospital Revenue
Refunding Bonds, (Facilities
Improvements Series XI), 6.75%, 2019                 $1,500,000  $  1,650,930
                                                                 ------------
-----------------------------------------------------------------------------
KENTUCKY  (2.3%)

Campbell & Kenton Counties, Kentucky
Sanitation District Number 1, Sanitation
District Revenue Bonds, 5.50%, 2019                   1,500,000     1,520,445

Jefferson County, Kentucky Jewish
Hospital Healthcare Services Health
Facilities Revenue Bonds, (Jewish
Hospital, Inc.), Series 1995, 6.50%, 2015             3,250,000     3,375,678
                                                                 ------------
                                                                    4,896,123
                                                                 ------------
-----------------------------------------------------------------------------
MASSACHUSETTS  (2.2%)

Massachusetts Bay Transportation
Authority Revenue Bonds, (General
Transportation System), Series A,
5.38%, 2019                                           2,000,000     2,068,360

Massachusetts State General Obligation
Unlimited Tax Bonds, (Consolidated
Loan), Series 1992-B, 6.50%, 2013                     2,525,000     2,616,026
                                                                 ------------
                                                                    4,684,386
                                                                 ------------
-----------------------------------------------------------------------------
MICHIGAN  (3.7%)

Michigan State General Obligation Unlimited
Tax Bonds, (Environmental Protection
Program), Series 1992, 6.25%, 2012                    3,500,000     4,190,340

Michigan State Hospital Finance
Authority Refunding Revenue Bonds,
(Henry Ford Health),  6.00%, 2024                     1,500,000     1,556,805

Michigan State Hospital Finance
Authority Revenue Bonds, (Ascension
Health Credit), Series A, 5.75%, 2018                 2,000,000     2,097,960
                                                                 ------------
                                                                    7,845,105
                                                                 ------------
-----------------------------------------------------------------------------
MINNESOTA  (2.0%)

Minnesota State Housing Finance
Agency Single-Family Mortgage Revenue
Bonds, Series 1994-K, 6.40%, 2015                     2,530,000     2,648,404

St. Louis Park Minnesota Independent
School District Number 238 General
Obligation Unlimited Tax Bonds,
5.75%, 2018                                           1,500,000     1,603,200
                                                                 ------------
                                                                    4,251,604
                                                                 ------------
-----------------------------------------------------------------------------
MISSOURI  (1.0%)

Missouri State Environmental
Improvement & Energy Resource
Authority, State Revolving Fund -
Multiple, Series A, Unrefunded Portion,
6.55%, 2014                                             365,000       381,768

Missouri State Environmental
Improvement & Energy Resource
Authority, State Revolving Fund -
Multiple, Series A, Refunded Portion
6.55%, 2014                                           1,635,000     1,716,211
                                                                 ------------
                                                                    2,097,979
                                                                 ------------
-----------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT      VALUE
MUNICIPAL BONDS  (CONTINUED)
-----------------------------------------------------------------------------
NEBRASKA  (2.5%)

Nebraska Public Power District, Power
Supply Systems Revenue Bonds, Series
1993, 6.13%, 2015                                    $5,000,000  $  5,324,199
                                                                 ------------
-----------------------------------------------------------------------------
NEW HAMPSHIRE  (0.7%)

New Hampshire State Turnpike Systems
Refunding Revenue Bonds,
5.75%, 2020                                           1,500,000     1,528,860
-----------------------------------------------------------------------------
NEW JERSEY  (1.1%)

New Jersey State Transportation Trust
Fund Authority, Transportation Systems
Revenue Bonds, Series A, 5.75%, 2017                  1,000,000     1,143,870
New Jersey State Turnpike Authority
Revenue Bonds, Series 1991-C,
6.50%, 2016                                           1,000,000     1,193,350
                                                                 ------------
                                                                    2,337,220
                                                                 ------------
-----------------------------------------------------------------------------
NEW MEXICO  (0.7%)

Bernalillo County, New Mexico Gross
Receipts Tax Revenue Bonds,
5.25%, 2026                                           1,500,000     1,517,400
                                                                 ------------
-----------------------------------------------------------------------------
NEW YORK  (1.0%)

New York City Transitional
Finance Authority Future Tax Secured
Revenue Bonds, Series B, 5.75%, 2019                  1,000,000     1,075,620
New York State Local Government
Assistance Corporation Revenue
Refunding Bonds, Series 1993-E,
6.00%, 2014                                           1,000,000     1,155,610
                                                                 ------------
                                                                    2,231,230
                                                                 ------------
-----------------------------------------------------------------------------
NORTH CAROLINA  (4.7%)

Charlotte-Mecklenberg Hospital Authority,
North Carolina Healthcare Systems
Revenue Bonds, Series 1992, 6.25%, 2020                 425,000       434,478

North Carolina Housing Finance
Agency, Single-Family Revenue Bonds,
Series A, 6.25%, 2017                                 1,655,000     1,740,348

North Carolina Medical Care
Commission Hospital Revenue Bonds,
(Firsthealth of the Carolinas), 4.75%, 2026           2,500,000     2,330,900

North Carolina Medical Care
Commission Hospital Revenue Bonds,
(Gaston Health Care), 5.00%, 2029                     4,300,000     4,115,917

North Carolina Medical Care
Commission Hospital Revenue Refunding
Bonds, (North Carolina Baptist Hospitals
Project), Series 1992-A, 6.38%, 2014                  1,500,000     1,548,615
                                                                 ------------
                                                                   10,170,258
                                                                 ------------
-----------------------------------------------------------------------------


12   N A T I O N W I D E            continued

STATEMENT OF INVESTMENTS NATIONWIDE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

                                                     PRINCIPAL
                                                       AMOUNT      VALUE
MUNICIPAL BONDS  (CONTINUED)
-----------------------------------------------------------------------------
OHIO  (1.8%)

Franklin County, Ohio Hospital
Refunding & Improvement Revenue
Bonds, (The Children's Hospital Project),
Series 1996-A, 5.75%, 2020                           $1,100,000  $  1,134,892

Hamilton, Ohio City School District
General Obligation Bonds, Series A,
5.50%, 2019                                           1,000,000     1,046,710

Montgomery County, Ohio Hospital
Revenue Bonds, (Kettering Medical
Center), 6.75%, 2018                                  1,500,000     1,593,855
                                                                 ------------
                                                                    3,775,457
                                                                 ------------
-----------------------------------------------------------------------------
Pennsylvania  (2.7%)

Pennsylvania Housing Finance Agency
Rental Housing Refunding Revenue
Bonds, Issue 1992, 6.25%, 2007                        1,500,000     1,546,830

Pennsylvania Housing Finance Agency
Rental Housing Refunding Revenue
Bonds, Issue 1992, 6.40%, 2012                        4,055,000     4,180,827
                                                                 ------------
                                                                    5,727,657
                                                                 ------------
-----------------------------------------------------------------------------
SOUTH CAROLINA  (7.7%)

Charleston, South Carolina Waterworks
& Sewer System Refunding Capital
Improvement Revenue Bonds, Series
1991, 6.00%, 2018                                     4,980,000     5,105,197

South Carolina State Housing Finance &
Development Authority Homeownership
Mortgage Purchase Bonds, Series 1994-A,
6.38%, 2016                                           2,495,000     2,647,270

South Carolina State Housing Finance &
Development Authority Multi-Family
Revenue Refunding Bonds, Series
1992-A, 6.88%, 2023                                   1,500,000     1,543,905

South Carolina State Public Service
Authority Revenue Bonds, Series A,
5.50%, 2022                                           1,000,000     1,050,050

South Carolina Transportation
Infrastructure Revenue Bonds, Series A,
5.38%, 2024                                           3,000,000     3,095,760

Spartanburg, South Carolina Water
System Revenue Bonds, Series 1996,
6.10%, 2006                                           1,000,000     1,128,310

Tobacco Settlement Revenue
Management Revenue Bonds, Series B,
6.00%, 2022                                           2,000,000     2,089,600
                                                                 ------------
                                                                   16,660,092
                                                                 ------------
-----------------------------------------------------------------------------
                                                      PRINCIPAL
                                                       AMOUNT        VALUE
MUNICIPAL BONDS  (CONTINUED)
-----------------------------------------------------------------------------
TENNESSEE  (2.9%)

Nashville & Davidson County,
Tennessee Health & Educational Facilities
Revenue Bonds, (Meharry Medical
College New Collateralized), Series 1979,
7.88%, 2004                                          $  770,000  $    849,094

Shelby County, Tennessee Educational
& Housing Facilities Board Revenue
Bonds, (St. Judes Children's Research),
5.38%, 2024                                           4,200,000     4,250,820

Shelby County, Tennessee Health
Educational & Housing Facilities Board
Revenue Bonds, (St. Judes Children's
Research), 6.00%, 2014                                1,000,000     1,095,580
                                                                 ------------
                                                                    6,195,494
                                                                 ------------
-----------------------------------------------------------------------------
TEXAS  (16.6%)

Beaumont Independent School District,
Texas General Obligation Unlimited Tax
School Building Bonds, Series 1996,
5.00%, 2016                                           2,325,000     2,353,179

Collin County, Texas Permanent
Improvement General Obligation Limited
Tax Bonds, Series A, 5.50%, 2019                      1,300,000     1,354,431

Comal, Texas Independent School
District General Obligation Unlimited Tax
School Building and Refunding Bonds,
5.63%, 2019                                           2,000,000     2,101,620

Fort Bend Independent School District,
Texas General Obligation Unlimited Tax
Bonds, Series 1996, 5.00%, 2018                       2,300,000     2,325,369

Fort Worth, Texas General Obligation
Limited Tax Bonds, 5.63%, 2017                        1,350,000     1,412,235

Gulf Coast Waste Disposal Authority
Texwaste Disposal Revenue Bonds,
(Valero Energy Corp. Project),
5.70%, 2032(b)                                        1,000,000       988,870

Harris County, Texas Health Facilities
Development Corporation Revenue School
Health Care Systems, Series B,
5.75%, 2027                                           5,325,000     5,924,755

Houston, Texas Independent School
District General Obligation Limited Tax
School House Refunding Bonds, Series
1997, 5.38%, 2017                                     1,500,000     1,542,735

Houston, Texas Independent School
District General Obligation Limited Tax
School House Refunding Bonds,
4.75%, 2026                                           5,500,000     5,160,815

Houston, Texas Water & Sewer Junior
Lien Revenue Refunding Bonds, Series
1991-C, 6.38%, 2017                                      65,000        66,503

Houston, Texas Water & Sewer Systems
Junior Lien Partially Refunded Revenue
Bonds, Series C, 6.38%, 2017                            935,000       956,617
-----------------------------------------------------------------------------


                                    continued           N A T I O N W I D E   13

STATEMENT OF INVESTMENTS NATIONWIDE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

                                                       PRINCIPAL
                                                        AMOUNT      VALUE
MUNICIPAL BONDS  (CONTINUED)
-----------------------------------------------------------------------------
TEXAS  (CONTINUED)

Lower Colorado River Authority, Texas
Junior Lien Refunding Revenue Bonds,
Escrowed Series 1992, 6.00%, 2017                    $1,245,000  $  1,437,987

Lower  Colorado  River  Authority,  Texas
Junior  Lien Refunding Revenue Bonds,
Unrefunded  Series 1992, 6.00%, 2017                    515,000       518,203

Port Corpus Christi, Texas Industrial
Development Corporation Revenue
Refunding Bonds, (Valero Energy Corp.),
Series  1998-A, 5.45%,  2027                          1,250,000     1,223,213

Socorro, Texas Independent  School
District  General  Obligation Unlimited Tax
Bonds, Series A, 5.75%,  2014                         1,000,000     1,076,570

Lower Colorado River Authority, Texas
Junior Lien Refunding Revenue Bonds,
Unrefunded Series 1992, 6.00%, 2017                     650,000       654,043

Texas State Water Development General
Obligation Unlimited Tax Bonds, Series
1994, 6.90%, 2017                                     2,415,000     2,659,398

United Independent School District
General Obligation Unlimited Tax Bonds,
5.38%, 2025                                           1,000,000     1,019,360

Weatherford, Texas Independent School
District General Obligation Unlimited Tax
School Building and Refunding Bonds,
Series 1994, 6.50%, 2015                              2,655,000     2,956,050
                                                                 ------------
                                                                   35,731,953
                                                                 ------------
-----------------------------------------------------------------------------
UTAH  (0.5%)

Utah State Housing Finance Agency
Multi-Family Housing Refunding
Revenue Bonds, (Cottonwoods Apartment
Project), Issue 1995, 6.30%, 2015                     1,000,000     1,056,960
                                                                 ------------
-----------------------------------------------------------------------------
VERMONT  (1.0%)

Vermont Educational & Health
Buildings Financing Agency Revenue
Bonds, (Fletcher Allen Health),
Series A, 6.00%, 2023                                 2,000,000     2,171,420
                                                                 ------------
-----------------------------------------------------------------------------
VIRGINIA  (5.9%)

Fairfax County, Virginia Water
Authority Refunding Revenue Bonds,
Series 1992, 6.00%, 2022                                940,000     1,017,249

Henrico County, Virginia Water &
Sewer System Refunding Revenue Bonds,
Series 1994, 5.88%, 2014                              1,205,000     1,287,567

Virginia Housing Development
Authority Commonwealth Mortgage
Revenue Bonds, Subseries C-7,
6.30%, 2015                                           2,900,000     2,963,220

Virginia Housing Development
Authority Commonwealth Mortgage
Revenue Bonds, Series 1995-B-3,
6.35%, 2015                                           1,000,000     1,063,580
-----------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT      VALUE
MUNICIPAL BONDS  (CONTINUED)
-----------------------------------------------------------------------------
VIRGINIA  (CONTINUED)

Virginia Housing Development
Authority Commonwealth Mortgage
Revenue Bonds, Series 1995-B-3,
6.35%, 2016                                          $1,930,000  $  2,053,462

Virginia Housing Development
Authority Commonwealth Mortgage
Revenue Bonds, Series 1992-A,
7.10%, 2022                                           2,000,000     2,044,480

Virginia State Public School Authority
Revenue Bonds, Series A, 6.20%, 2013                  2,000,000     2,199,920
                                                                 ------------
                                                                   12,629,478
                                                                 ------------
-----------------------------------------------------------------------------
WASHINGTON  (5.5%)

Central Puget Sound, Washington
Regional Transit Authority Sales Tax &
Motor Bonds, 4.75%, 2028                              3,905,000     3,660,391

Seattle, Washington Municipal Light &
Power Revenue Improvement &
Refunding Revenue Bonds, 5.13%, 2026                  1,500,000     1,501,875

Seattle, Washington Water Systems
Revenue Bonds, 5.38%, 2029                            2,000,000     2,025,720

Washington State Motor Vehicle Fuel
Tax General Obligation Unlimited Tax
Bonds, Series C, 5.80%, 2017                          1,000,000     1,085,190

Washington State Motor Vehicle Fuel
Tax General Obligation Unlimited Tax
Bonds, Series 1997-D, 5.38%, 2022                     3,500,000     3,567,130
                                                                 ------------
                                                                   11,840,306
                                                                 ------------

TOTAL MUNICIPAL BONDS                                             210,682,822
                                                                 ------------

TOTAL INVESTMENTS (Cost $197,854,971) (a) - (98.2%)               210,682,822

OTHER ASSETS IN EXCESS OF LIABILITIES   -   (1.8%)                  3,803,065
                                                                 ------------

NET ASSETS   -   (100.0%)                                        $214,485,887
                                                                 ============
-----------------------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from the cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $65,158. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:
     Unrealized appreciation         $12,840,813
     Unrealized depreciation             (78,120)
                                     -----------
     Net unrealized appreciation     $12,762,693
                                     ===========

(b)  Income from bond may be subject to the federal alternative minimum tax.

Distribution of investments, as a percentage of net assets in securities at value, is as follows:


          INDUSTRY                      PERCENT%     VALUE

County/City School Districts               7.7%  $ 16,611,051
Education                                  1.7%     3,706,270
Finance                                    5.0%    10,694,005
Hospitals and Health Services             19.0%    40,705,714
Housing                                   14.7%    31,582,211
Miscellaneous                              2.5%     5,410,791
States, Territories, and Possessions      16.7%    35,738,187
Transportation                            13.0%    27,881,644
Water, Sewer, and Combined Utilities      17.9%    38,352,949
                                      ---------  ------------
                                          98.2%  $210,682,822
                                      =========  ============

SEE NOTES TO FINANCIAL STATEMENTS.


14  N A T I O N W I D E

NATIONWIDE(R) FIXED INCOME MUTUAL FUNDS
--------------------------------------------------------------------------------

NATIONWIDE HIGH YIELD BOND FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK?

     For the fiscal year ended October 31, 2001, the Nationwide High Yield Bond Fund returned -3.59%(a) versus 0.35% for the Credit Suisse First Boston Global High Yield Corporate Bond Index, its benchmark.

WHAT OVERALL MARKET FACTORS (MACROECONOMIC CONDITIONS, STYLE, SECTOR ALLOCATIONS AND CAPITALIZATION RANGES) CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

     High-yield bond performance, which had been improving during the year, declined markedly following the terrorist attacks. The tragic events of September 11, resulted in the single-largest monthly decline in the high-yield market in more than a decade. Following the attacks, risk premiums increased, market liquidity evaporated in the high yield bond marketplace and high-yield mutual funds experienced increased redemptions. The Nationwide High Yield Bond Fund underperformed during the period primarily because of poor security selection, although sector selection also detracted slightly from the Fund's return relative to its benchmark.

     Telecommunications sector in the United States and in Europe continued to perform poorly, accounting almost entirely for the Fund's underperformance. The securities of aerospace and gaming issuers, whose underperformance was directly affected by the September 11 attacks, also posted disastrous results in the portfolio.

WHAT HOLDINGS CONTRIBUTED TO (OR DETRACTED FROM) PERFORMANCE?

     The Fund's largest credit exposures included Kappa Beheer BV, Stater Brothers Holdings, Elizabeth Arden Inc., Orion Power Holdings Inc. and Allied Waste North America. Among the largest holdings, Orion Power benefited from positive merger and acquisition activity, and provided the strongest return for the 12-month period. Stater Brothers also turned in good performance due to its successful integration of recent acquisitions, as well as solid financial performance. The Fund's bottom-performers include Netia Holdings BV, McLeod USA, Tele1 Europe BV, Williams Communications Group Inc., and Rhythms Netconnections, all telecommunications providers struggling with aggressive capital expansion plans in an industry plagued by rising downgrades and defaults.

WHAT IS YOUR VIEW OF THE MARKET-AND THE FUND'S POSITION-GOING FORWARD?

     Looking forward, we believe that the high-yield market represents attractive value at current wide spread levels. We expect economic activity to slow without a meaningful increase in the level of inflation. During the next several months, we believe that the Federal Reserve will continue the process of easing, lowering interest rates in response to slowdowns in economic growth and consumer confidence following the recent terrorist attacks. We will continue to remain fully invested and will focus our security selection on issuers with above-average credit fundamentals within the high-yield universe.

LEAD PORTFOLIO MANAGER: CURTISS BARROWS, CHFC

(a) Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO MARKET VALUE $87,212,189

OCTOBER 31, 2001

AVERAGE ANNUAL TOTAL RETURN
(For Years Ended October 31, 2001)

YEARS                                      1     INCEPTION(5)
=============================================================
Class A                       w/o SC**   -3.59%        -8.81%
                              w/SC1      -7.98%       -11.06%
-------------------------------------------------------------
Class B                       w/o SC**   -4.31%        -9.49%
                              w/SC2      -8.62%       -11.12%
-------------------------------------------------------------
Class C*                      w/o SC**   -5.44%       -10.07%
                              w/SC3      -7.24%       -10.56%
-------------------------------------------------------------
Institutional Service Class4             -3.19%        -8.23%
-------------------------------------------------------------

In management's opinion, performance for Class C shares shown above should have more closely tracked the performance of Class B shares for the periods ended October 31, 2001, but such performance diverged due to the low initial asset level and the brief operational period (less than one year) of the new Class C shares.
All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
* These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
**    These returns do not reflect the effects of sales charge (SC).
1    A 4.50% front-end sales charge was deducted.
2 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
3 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
4    Not subject to any sales charges.
5    Fund commenced operations on December 29, 1999.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.





            Load   CS First Boston High Yield Corporate   CPI
12/29/1999  9,550                                10,000  10,000
10/31/2000  8,359                                 9,673  10,339
10/31/2001  8,060                                 9,707  10,618






Comparative performance of $10,000 invested in Class A shares of the Nationwide High Yield Bond Fund, Credit Suisse First Boston Global High Yield Corporate Bond Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.
(b) The Credit Suisse First Boston Global High Yield Corporate Bond Index is a U.S. Dollar-denominated index that is comprised of high yield public debt.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                        N A T I O N W I D E   15

Statement of Investments Nationwide High Yield Bond Fund
--------------------------------------------------------------------------------
                                October 31, 2001

                                                                          SHARES
                                                                            OR
                                                                         PRINCIPAL
                                                                          AMOUNT           VALUE
CORPORATE BONDS  (79.8%)
---------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE EQUIPMENT  (2.3%)

BE Aerospace, Inc., 8.00%, 03/01/08                                  $       1,500,000  $ 1,140,000
Sequa Corp., 9.00%, 08/01/09                                                 1,000,000      905,000
                                                                                        -----------
                                                                                          2,045,000
                                                                                        -----------
---------------------------------------------------------------------------------------------------
APPLIANCES  (1.2%)

Salton, Inc., 12.25%, 04/15/08                                               1,250,000    1,059,375
                                                                                        -----------
---------------------------------------------------------------------------------------------------
Auto Parts & Equipment  (2.6%)

Dura Operating Corp., 9.00%, 05/01/09                                        1,500,000    1,275,000
Lear Corp., 8.11%, 05/15/09                                                  1,000,000    1,012,837
                                                                                        -----------
                                                                                          2,287,837
                                                                                        -----------
---------------------------------------------------------------------------------------------------
CABLE  (3.5%)

Charter Communication Holdings, LLC,
11.13%, 01/15/11                                                             2,000,000    2,115,000
CSC Holdings, Inc., 7.63%, 04/01/11                                          1,000,000    1,011,021
                                                                                        -----------
                                                                                          3,126,021
                                                                                        -----------
---------------------------------------------------------------------------------------------------
CHEMICALS  (3.4%)

Noveon, Inc., 11.00%, 02/28/11                                               2,000,000    1,995,000
Resolution Performance Products, LLC,
13.50%, 11/15/10                                                             1,000,000    1,055,000
                                                                                        -----------
                                                                                          3,050,000
                                                                                        -----------
---------------------------------------------------------------------------------------------------
COMMUNICATION / FIXED  (1.9%)

McLeodUSA, Inc., 11.38%, 01/01/09                                            2,000,000      540,000
Time Warner Telecom, Inc., 10.13%, 02/01/11                                  1,000,000      760,000
Williams Communications Group, Inc.,
11.88%, 08/01/10                                                             1,000,000      420,000
                                                                                        -----------
                                                                                          1,720,000
                                                                                        -----------
---------------------------------------------------------------------------------------------------
COMMUNICATION / MOBILE  (7.5%)

Airgate PCS, Inc., 13.50%, 10/01/09                                          2,000,000    1,440,000
American Tower Corp., 9.38%, 02/01/09                                        1,000,000      812,500
Telecorp PCS, Inc., 11.63%, 04/15/09                                         2,000,000    1,755,000
Triton PCS, Inc., 9.38%, 02/01/11                                            1,000,000    1,050,000
U.S. Unwired, Inc., 13.38%, 11/01/09                                         2,500,000    1,575,000
                                                                                        -----------
                                                                                          6,632,500
                                                                                        -----------
---------------------------------------------------------------------------------------------------
COSMETICS / TOILETRIES  (3.6%)

Armkel, LLC, 9.50%, 08/15/09 (c)                                             1,250,000    1,306,250
Elizabeth Arden, Inc., 11.75%, 02/01/11                                      2,000,000    1,895,000
                                                                                        -----------
                                                                                          3,201,250
                                                                                        -----------
---------------------------------------------------------------------------------------------------
FINANCE - OTHER SERVICES  (2.8%)

Metris Cos., Inc., 10.00%, 11/01/04                                          1,750,000    1,522,500
Western Financial Bank, 8.88%, 08/01/07                                      1,000,000      952,323
                                                                                        -----------
                                                                                          2,474,823
                                                                                        -----------
---------------------------------------------------------------------------------------------------
FOOD - WHOLESALE/DISTRIBUTION  (1.0%)

B&G Foods, Inc., 9.63%, 08/01/07                                             1,000,000      890,000
---------------------------------------------------------------------------------------------------

                                                                         SHARES
                                                                          OR
                                                                       PRINCIPAL
                                                                         AMOUNT             VALUE
CORPORATE BONDS  (CONTINUED)
---------------------------------------------------------------------------------------------------
GAMING  (5.9%)

Autotote Corp., 12.50%, 08/15/10                                     $       1,000,000  $ 1,050,000
International Game Technology, 8.38%,
05/15/09                                                                     1,000,000    1,047,500
Park Place Entertainment Corp., 8.13%,
05/15/11                                                                     1,250,000    1,162,500
Penn National Gaming, Inc., 11.13%,
03/01/08                                                                     1,000,000    1,042,500
Station Casinos, Inc., 9.88%, 07/01/10                                       1,000,000      955,000
                                                                                        -----------
                                                                                          5,257,500
                                                                                        -----------
---------------------------------------------------------------------------------------------------
HEALTHCARE  (3.5%)

AmerisourceBergen Corp., 8.13%, 09/01/08 (c)                                   500,000      525,000
Omnicare, Inc., 8.13%, 03/15/11(c)                                           1,000,000    1,062,500
Owens & Minor, Inc., 8.50%, 07/15/11 (c)                                       500,000      527,500
Select Medical Corp., 9.50%, 06/15/09                                        1,000,000    1,012,500
                                                                                        -----------
                                                                                          3,127,500
                                                                                        -----------
---------------------------------------------------------------------------------------------------
INDUSTRIALS  (2.9%)

FiberMark, Inc., 10.75%, 04/15/11                                              750,000      675,000
Terex Corp., 10.38%, 04/01/11                                                1,000,000    1,030,000
Werner Holdings Co., Inc., 10.00%, 11/15/07                                  1,000,000      905,000
                                                                                        -----------
                                                                                          2,610,000
                                                                                        -----------
---------------------------------------------------------------------------------------------------
MANUFACTURING / CONSUMER GOODS  (0.8%)

Levi Straus & Co., 11.63%, 01/15/08                                          1,000,000      700,000
                                                                                        -----------
---------------------------------------------------------------------------------------------------
MEDICAL - BIOMEDICAL/GENETIC  (1.2%)

Quest Diagnostic, Inc., 7.50%, 07/12/11                                      1,000,000    1,072,577
                                                                                        -----------

METALS & MINING  (4.2%)

AK Steel Corp., 7.88%, 02/15/09                                              2,000,000    1,870,000
Asarco, Inc., 8.50%, 05/01/25                                                  680,000      320,450
P&L Coal Holdings Corp., 8.88%, 05/15/08                                     1,476,000    1,579,320
                                                                                        -----------
                                                                                          3,769,770
                                                                                        -----------
---------------------------------------------------------------------------------------------------
OIL & GAS  (9.2%)

Amerigas Partners, 8.88%, 05/20/11 (c)                                       1,500,000    1,545,000
Eott Energy Partners, 11.00%, 10/01/09                                       2,000,000    2,130,000
Grant Predico, Inc., 9.63%, 12/01/07                                         1,000,000      965,000
Grey Wolf, Inc., 8.88%, 07/01/07                                             2,250,000    2,171,250
Magnum Hunter Resources, Inc.,
10.00%, 06/01/07                                                             1,500,000    1,440,000
                                                                                        -----------
                                                                                          8,251,250
                                                                                        -----------
---------------------------------------------------------------------------------------------------
RETAIL  (1.0%)

Kmart Corp., 9.88%, 06/15/08 (c)                                             1,000,000      872,616
                                                                                        -----------
---------------------------------------------------------------------------------------------------
SERVICES  (7.5%)

Allied Waste North America, Inc.,
10.00%, 08/01/09                                                             2,500,000    2,531,250
American Plumbing & Mechanical, Inc.,
11.63%, 10/15/08                                                             2,500,000    2,250,000
United Rentals, Inc., 9.25%, 01/15/09                                        2,000,000    1,870,000
                                                                                        -----------
                                                                                          6,651,250
                                                                                        -----------
---------------------------------------------------------------------------------------------------


16   N A T I O N W I D E                 continued

STATEMENT OF INVESTMENTS NATIONWIDE HIGH YIELD BOND FUND CONTINUED
---------------------------------------------------------------------------------------------------
                                     OCTOBER 31, 2001

                                                                        SHARES
                                                                          OR
                                                                       PRINCIPAL
                                                                         AMOUNT             VALUE
CORPORATE BONDS  (CONTINUED)
---------------------------------------------------------------------------------------------------
SUPERMARKET  (4.8%)

Great Atlantic & Pacific Tea Co., 7.75%,
04/15/07                                                             $       1,250,000  $ 1,187,771
Stater Brothers Holdings, Inc., 10.75%,
08/15/06                                                                     3,000,000    3,045,000
                                                                                        -----------
                                                                                          4,232,771
                                                                                        -----------
---------------------------------------------------------------------------------------------------
TECHNOLOGY  (1.0%)

Amkor Technology, Inc., 9.25%, 02/15/08                                      1,000,000      850,000
---------------------------------------------------------------------------------------------------
UTILITIES  (8.0%)

Caithness Coso Fund Corp., 6.80%, 12/15/01                                     576,656      577,554
Calpine Corp., 7.88%, 04/01/08                                               2,000,000    1,973,692
CMS Energy Corp., 9.88%, 10/15/07                                            1,000,000    1,079,582
CMS Energy Corp., 8.90%, 07/15/08                                            1,000,000    1,032,625
Orion Power Holdings, Inc., 12.00%, 05/01/10                                 2,000,000    2,420,000
                                                                                        -----------
                                                                                          7,083,453
                                                                                        -----------
TOTAL CORPORATE BONDS                                                                    70,965,493
                                                                                        -----------
CONVERTIBLE BONDS  (1.2%)
---------------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT  (1.2%)

Juniper Networks, Inc., 4.75%, 03/15/07                                      1,500,000    1,072,500
                                                                                        -----------

TOTAL CONVERTIBLE BONDS                                                                   1,072,500
                                                                                        -----------
FOREIGN BONDS  (13.7%)
---------------------------------------------------------------------------------------------------
CABLE  (2.8%)

Callahan Nordrhein-Westfalen, 14.00%,
07/15/10                                                                     1,500,000      990,000
Telewest Communications PLC, 11.38%,
02/01/10                                                                     3,500,000    1,470,000
                                                                                        -----------
                                                                                          2,460,000
                                                                                        -----------
---------------------------------------------------------------------------------------------------
COMMUNICATION / FIXED  (2.2%)

Jazztel PLC, 14.00%, 04/01/09                                                2,000,000      760,000
Netia Holdings BV, 10.25%, 11/01/07                                          5,000,000      700,000
TELE1 Europe NV, 13.00%, 05/15/09                                            2,000,000      540,000
                                                                                        -----------
                                                                                          2,000,000
                                                                                        -----------
---------------------------------------------------------------------------------------------------
COMMUNICATION / MOBILE  (1.9%)

PTC International Finance BV, 10.75%,
07/01/07                                                                     2,000,000    1,660,000
                                                                                        -----------
---------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS  (3.5%)

Kappa Beheer BV, 10.63%, 07/15/09                                            3,000,000    3,172,500
                                                                                        -----------
---------------------------------------------------------------------------------------------------
TRANSPORTATION  (3.3%)

Cenargo International PLC, 9.75%, 06/15/08                                   2,500,000    1,875,000
Teekay Shipping Corp., 8.88%, 07/15/11                                       1,000,000    1,026,250
                                                                                        -----------
                                                                                          2,901,250
                                                                                        -----------
TOTAL FOREIGN BONDS                                                                      12,193,750
                                                                                        -----------

PREFERRED STOCK  (0.0%)
---------------------------------------------------------------------------------------------------
COMMUNICATION / ISP  (0.0%)
Rhythms Netconnections, 6.75%, 03/03/12 (b) (c)                                 10,000            0
                                                                                        -----------
TOTAL PREFERRED STOCK                                                                             0
                                                                                        -----------
---------------------------------------------------------------------------------------------------
                                                                       SHARES
                                                                         OR
                                                                      PRINCIPAL
                                                                       AMOUNT             VALUE
WARRANTS  (0.0%)
---------------------------------------------------------------------------------------------------
COMMUNICATION / FIXED  (0.0%)

Maxcom Telecommunications SA (c)                                     $             270  $         0
                                                                                        -----------
---------------------------------------------------------------------------------------------------
COMMUNICATION / ISP  (0.0%)

Metricom, Inc.                                                                   4,000            0
                                                                                        -----------
TOTAL WARRANTS                                                                                    0
                                                                                        -----------
REPURCHASE AGREEMENT  (3.4%)
---------------------------------------------------------------------------------------------------
Fifth Third Bank, 2.36%  11/01/01,
(Fully collateralized by FGLMC)                                      $       2,980,446    2,980,446
                                                                                        -----------
TOTAL REPURCHASE AGREEMENT                                                                2,980,446
                                                                                        -----------
TOTAL INVESTMENTS (Cost $98,464,958)(a) - (98.1%)                                        87,212,189
OTHER ASSETS IN EXCESS OF LIABILITIES - (1.9%)                                            1,722,585
                                                                                        -----------
NET ASSETS   -   (100.0%)                                                               $88,934,774
                                                                                        ===========
---------------------------------------------------------------------------------------------------

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:
     Unrealized appreciation            $2,300,323
     Unrealized depreciation           (13,553,092)
                                      ------------
     Net unrealized depreciation      $(11,252,769)
                                      ============

(b)  Defaulted Security
(c) Represents a restricted security acquired and eligible for resale under rule 144A, which limits the resale to certain qualified buyers.

FGLMC   Freddie Mac Gold
ISP     Internet Service Provider

See notes to financial statements.


                                                        N A T I O N W I D E   17

NATIONWIDE(R) FIXED INCOME MUTUAL FUNDS
--------------------------------------------------------------------------------

NATIONWIDE MORLEY ENHANCED

INCOME FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK?

     For the fiscal year ended October 31, 2001, the Nationwide Morley Enhanced Income Fund (formerly the Morley Enhanced Income Fund) returned 3.26%(a) versus a return of 6.83% for the Lipper Ultra Short Bond Fund Index.

WHAT OVERALL MARKET FACTORS (MACROECONOMIC CONDITIONS, STYLE, SECTOR ALLOCATIONS AND CAPITALIZATION RANGES) CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

     During the past year, bond yields fell as the Federal Reserve cut interest rates to bolster the faltering economy. Following the terrorist attacks on September 11, the Fed cut interest rates further in order to maintain liquidity in the financial sector and to restore consumer confidence. These interest rate cuts caused the Fund's effective yield to decrease. A surge of flight-to-quality capital into U.S. Treasury securities substantially altered, for the worse, the price relationship or "basis risk" of the Fund's hedging program, especially after September 11. During the year, the Fund lost 20 cents in per-share value, ending the fiscal year at $9.70 per share. At the same time, the net assets of the Fund grew by 79% to $22.4 million. The Fund invested new cash in relatively short-term corporate securities and agency-issued mortgage-backed securities, seeking to maintain credit quality and to minimize longer-term commitments at currently depressed yield levels.

WHAT HOLDINGS CONTRIBUTED TO (OR DETRACTED FROM) PERFORMANCE?

     The Fund invests in relatively short-term assets while seeking high current income and maintains a hedge position to provide stability of net asset value per share. The current economic weakness and international turmoil pose a challenge to the Fund. Our hedging activity has prevented the Fund's share price from rising during the market's rally throughout the past nine months, but it should also prevent a material price decrease during any market sell-offs in the future. The Fund continues to generate good current income, with seven-day and 30-day effective yields for Class A at 4.51% and 4.54%, respectively, at fiscal year-end.

WHAT IS YOUR VIEW OF THE MARKET-AND THE FUND'S POSITION - GOING FORWARD?

     It is too early to estimate when the U.S. economy will stabilize and the Fund will again be able to find high-quality investments offering attractive yields. We do not anticipate any material near-term change in the Fund's investment style or strategy. We seek to buy investments that offer a high level of income during the entire interest-rate cycle. The Fund's investments are concentrated in federal agency debt, which combines top-notch credit quality with steady cash flows and stable duration. We expect that the prices of these assets will improve relative to U.S. Treasury securities when the U.S. economy stabilizes and ultimately begins to recover.

PORTFOLIO MANAGERS: THOMAS F. MITCHELL AND PERPETUA M. PHILLIPS
(a) Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO MARKET VALUE $23,276,329

OCTOBER 31, 2001

AVERAGE ANNUAL TOTAL RETURN
(For Years Ended October 31, 2001)

YEARS                                       1    INCEPTION(*)
=============================================================
Class A                      w/o SC**    3.26%     3.87%
                              w/SC1     -1.42%     1.31%
-------------------------------------------------------------
Institutional Service Class2             3.57%     4.13%
-------------------------------------------------------------
Institutional Class2                     3.83%     4.34%
-------------------------------------------------------------
All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
*    Fund commenced operations on December 29, 1999.
**   These returns do not reflect the effects of sales charge (SC).
1    A 4.50% front-end sales charge was deducted.
2 Not subject to any sales charges. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.




             Load   Lipper Ultra Short Fund Index   CPI
12/29/1999   9,550                         10,000  10,000
10/31/2000   9,920                         10,540  10,339
10/31/2001  10,243                         11,260  10,618





Comparative performance of $10,000 invested in Class A shares of the Nationwide Morley Enhanced Income Fund, Lipper Ultra Short Bond Fund Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.
(b) The Lipper Ultra Short Fund Index consists of Funds with at least 65% of their assets in investment grade debt instruments and maintains a portfolio with average maturity between 91 days and 365 days.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


18   N A T I O N W I D E

STATEMENT OF INVESTMENTS NATIONWIDE MORLEY ENHANCED INCOME FUND
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

                                                      PRINCIPAL
                                                        AMOUNT        VALUE
U.S. GOVERNMENT AGENCIES - MORTGAGES  (55.1%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION  (36.3%)

6.00%, 03/01/14, Pool #E00634                        $ 1,115,055   $ 1,155,026
6.50%, 06/01/14, Pool #E00678                          1,760,323     1,834,685
5.50%, 04/01/16, Pool #E00970                          1,090,792     1,106,199
6.00%, 07/01/16, Pool #E00991                          2,460,780     2,532,757
6.75%, 08/15/16, REMIC Series 2198-PA                  1,475,350     1,508,221
                                                                   -----------
                                                                     8,136,888
                                                                   -----------
------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  (18.8%)

7.00%, 12/25/06, REMIC, Series 92-011J                   473,249       477,005
6.50%, 02/01/09, Pool #190255                          1,307,903     1,371,585
6.00%, 06/01/16, Pool #253845                          2,286,218     2,350,231
                                                                     4,198,821
                                                                   -----------
TOTAL U.S. GOVERNMENT AGENCIES - MORTGAGES                          12,335,709
                                                                   -----------
------------------------------------------------------------------------------
CORPORATE BONDS  (19.2%)

FINANCIAL SERVICES  (13.8%)

Associates Corp. NA, 5.50%, 02/15/04                     750,000       784,104
Bank of America, 8.13%, 02/01/02                         500,000       506,377
Intl Lease Finance Corp., 5.50%, 06/07/04              1,000,000     1,030,356
Norwest Financial, Inc., 7.20%, 04/01/04                 700,000       756,652
                                                                   -----------
                                                                     3,077,489
                                                                   -----------
------------------------------------------------------------------------------
SECURITY BROKERS & DEALERS  (5.4%)

Merrill Lynch & Co., Inc., 6.00%, 02/12/03               550,000       569,900
Morgan Stanley Dean Witter, 7.13%, 08/15/03              600,000       636,165
                                                                     1,206,065
                                                                   -----------
TOTAL CORPORATE BONDS                                                4,283,554
                                                                   -----------
------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES  (18.2%)

FEDERAL HOME LOAN BANK  (4.5%)
7.05%, 02/11/03                                        1,000,000     1,013,532
                                                                   -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  (13.7%)
4.45%, 03/04/04                                        2,000,000     2,038,490
3.80%, 11/05/04                                        1,000,000     1,012,900
                                                                     3,051,390
                                                                   -----------
TOTAL U.S. GOVERNMENT AGENCIES                                       4,064,922
                                                                   -----------
------------------------------------------------------------------------------
                                                      PRINCIPAL
                                                        AMOUNT        VALUE

REPURCHASE AGREEMENT  (11.6%)
------------------------------------------------------------------------------
Fifth Third Bank, 2.36%, 11/01/01
(Fully collateralized by FNMA)                       $ 2,592,144   $ 2,592,144
TOTAL REPURCHASE AGREEMENT                                           2,592,144
                                                                   -----------
------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost $22,687,848) (a) - (104.1%)                 23,276,329

LIABILITIES IN EXCESS OF OTHER ASSETS - (-4.1%)                       (910,089)
                                                                   -----------
NET ASSETS   -   (100.0%)                                          $22,366,240
                                                                   -----------
------------------------------------------------------------------------------

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:
     Unrealized appreciation         $588,481
     Unrealized depreciation                -
                                     --------
     Net unrealized appreciation     $588,481
                                     ========

FNMA    Federal National Mortgage Association
REMIC   Real Estate Mortgage Investment Conduit

AT OCTOBER 31, 2001, THE FUND'S OPEN SHORT FUTURES CONTRACTS WERE AS FOLLOWS:

                                                     UNREALIZED
                                      MARKET VALUE  APPRECIATION
NUMBER OF     SHORT                    COVERED BY  (DEPRECIATION)
CONTRACTS  CONTRACT*      EXPIRATION   CONTRACTS    AT 10/31/01
----------------------------------------------------------------
    63     U.S. TREASURY
           2 YEAR NOTE      12/27/01  $13,368,797  $   (246,172)
    33     U.S TREASURY
           5 YEAR NOTE      12/19/01    3,625,359      (123,070)
                                                   -------------
                                                   $   (369,242)
                                                   =============

* CASH PLEDGED AS COLLATERAL.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        N A T I O N W I D E   19

NATIONWIDE(R) FIXED INCOME MUTUAL FUNDS
--------------------------------------------------------------------------------

NATIONWIDE MONEY MARKET FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK?

     For the fiscal year ended October 31, 2001 the Nationwide Money Market Fund returned 4.22%(a) versus a return of 2.70% for the Consumer Price Index.

WHAT OVERALL MARKET FACTORS (MACROECONOMIC CONDITIONS, STYLE, SECTOR ALLOCATIONS AND CAPITALIZATION RANGES) CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

     The Federal Open Market Committee (FOMC) of the Federal Reserve increased the federal funds target in November and December 2000, taking it to 6.50% on December 31, 2000. However, as the economy slowed, the FOMC began to decrease the target rate, eventually lowering interest rates nine times through October 2, 2001. As of October 31, 2001, the federal funds rate was 2.50%, reflecting a decline of 400 basis points since the beginning of 2001.

     In spite of the liquidity supplied to the market, the economy remains weak and we anticipate additional federal funds decreases, most likely in increments of 25 basis points. Consumers and businesses have curtailed their spending in response to the uncertainties following the September 11 terrorist attacks. Inflation risks appear to be minimal at this time.

WHAT HOLDINGS CONTRIBUTED TO (OR DETRACTED FROM) PERFORMANCE?

     Commercial paper was the best performing sector of the Fund's portfolio. U.S. government and agency holdings provided the highest degree of liquidity but the lowest return. As of October 31, 2001, we had diversified the Fund as follows: 82.8% commercial paper, 7.6% asset-backed commercial paper and 9.8% U.S. government agency securities as a percentage of net assets.
The credit review process for our approved issuers focuses on minimizing the credit risk of the Fund.

PORTFOLIO MANAGER: PATRICIA A. MYNSTER
(A) PERFORMANCE OF PRIME SHARES ASSUMING ALL DISTRIBUTIONS ARE REINVESTED.

PORTFOLIO MARKET VALUE $1,831,200,939

OCTOBER 31, 2001

AVERAGE ANNUAL TOTAL RETURN+
(For Years Ended October 31, 2001)

Years                     1      5     10
==========================================
Prime Shares           4.22%  4.96%  4.48%
------------------------------------------
Service Class Shares*  4.15%  4.90%  4.45%
------------------------------------------

There is no sales charge on the shares of the Money Market Fund. Past performance is no guarantee of future results.
* These returns include performance based on Prime shares, which was achieved prior to the creation of the Service Class shares (1/4/99). These returns have not been restated for fees applicable to the Service Class shares, which include a 0.15% 12b-1 fee. Had the Service Class shares been in existence for the time periods presented, the performance would have been lower as a result of the additional expense.
+    See legend on inside back cover.
An investment in the Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.




             Load    CPI
10/31/1991  10,000  10,000
10/31/1992  10,353  10,320
10/31/1993  10,622  10,604
10/31/1994  10,978  10,881
10/31/1995  11,579  11,186
10/31/1996  12,163  11,521
10/31/1997  12,780  11,761
10/31/1998  13,439  11,936
10/31/1999  14,059  12,242
10/31/2000  14,866  12,664
10/31/2001  15,493  13,006





Comparative performance of $10,000 invested in Prime Shares of the Nationwide Money Market Fund and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/01. Unlike the Fund, this index does not reflect any fees or expenses.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


20   N A T I O N W I D E

STATEMENT OF INVESTMENTS NATIONWIDE MONEY MARKET FUND
------------------------------------------------------------------------------------
                                OCTOBER 31, 2001


                                                         PRINCIPAL
                                                          AMOUNT          VALUE
COMMERCIAL PAPER  (90.4%)
------------------------------------------------------------------------------------
AGRICULTURE FINANCE  (2.0%)

John Deere BV
2.35%, 11/13/01                                         $37,000,000  $   36,971,017
                                                                     ---------------
------------------------------------------------------------------------------------
ASSET BACKED SECURITIES  (7.6%)

Delaware Funding Corp.*
2.50%, 11/09/01                                          30,000,000      29,983,334
2.46%, 11/15/01                                           4,000,000       3,996,173
2.35%, 12/17/01                                          15,000,000      14,954,958
                                                                     ---------------
                                                                         48,934,465
                                                                     ---------------

Falcon Asset Securitization Corp.*
2.50%, 11/09/01                                          10,000,000       9,994,445
3.68%, 01/10/02                                           5,000,000       4,964,222
                                                                     ---------------
                                                                         14,958,667
                                                                     ---------------

Preferred Receivables Funding Co.*
2.50%, 11/06/01                                          15,000,000      14,994,792
2.50%, 11/08/01                                          15,000,000      14,992,708
3.40%, 11/20/01                                          20,000,000      19,964,111
                                                                     ---------------
                                                                         49,951,611
                                                                     ---------------

Variable Funding Capital Corp.*
2.38%, 11/27/01                                          25,000,000      24,957,028
                                                                     ---------------
                                                                        138,801,771
                                                                     ---------------
------------------------------------------------------------------------------------
AUTO / FINANCE  (3.0%)

Toyota Motor Credit Corp.*
2.34%, 11/08/01                                          15,000,000      14,993,175
2.31%, 11/19/01                                           5,655,000       5,648,468
2.26%, 11/26/01                                          24,600,000      24,561,288
2.21%, 11/29/01                                           9,763,000       9,746,218
                                                                     ---------------
                                                                         54,949,149
                                                                     ---------------
------------------------------------------------------------------------------------
BANKS  (13.4%)

Citigroup Inc.
2.44%, 11/16/01                                          30,000,000      29,969,500
J.P. Morgan Chase & Co.
2.16%, 12/13/01                                          11,900,000      11,870,012
2.13%, 01/29/02                                          30,000,000      29,842,026
                                                                     ---------------
                                                                         41,712,038
                                                                     ---------------

Mellon Funding Corp.
2.31%, 11/29/01                                          20,000,000      19,964,067
                                                                     ---------------

National Australian Funding (DE)
2.28%, 11/13/01                                          23,389,000      23,371,224
                                                                     ---------------

National City Credit Corp.
2.53%, 11/14/01                                          25,000,000      24,977,160
2.30%, 12/06/01                                          15,000,000      14,966,458
                                                                         39,943,618
                                                                     ---------------

Toronto-Dominion Holdings (USA)
3.38%, 11/21/01                                          15,000,000      14,971,833
2.47%, 12/07/01                                          20,000,000      19,950,600
                                                                         34,922,433
                                                                     ---------------
------------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                           AMOUNT       VALUE
COMMERCIAL PAPER  (CONTINUED)
------------------------------------------------------------------------------------
BANKS  (CONTINUED)

UBS Finance (DE) LLC
2.38%, 11/19/01                                         $ 2,500,000  $    2,497,025
2.48%, 12/20/01                                           4,800,000       4,783,797
2.18%, 12/27/01                                          20,000,000      19,932,178
                                                                     ---------------
                                                                         27,213,000
                                                                     ---------------

Wells Fargo & Co.
2.36%, 11/15/01                                          25,652,000      25,628,457
                                                                     ---------------
                                                                        242,724,337
                                                                     ---------------
------------------------------------------------------------------------------------
BROKER / DEALERS  (5.3%)

Goldman Sachs Group, Inc.
2.22%, 01/07/02                                          25,000,000      24,896,708
                                                                     ---------------

Morgan Stanley Dean Witter & Co.
2.50%, 11/01/01                                          16,506,000      16,506,000
3.85%, 11/16/01                                           5,000,000       4,991,979
                                                                     ---------------
                                                                         21,497,979
                                                                     ---------------

Salomon Smith Barney, Inc.
2.54%, 11/07/01                                          40,000,000      39,983,534
2.33%, 11/13/01                                          10,000,000       9,992,233
                                                                     ---------------
                                                                         49,975,767
                                                                     ---------------
                                                                         96,370,454
                                                                     ---------------
------------------------------------------------------------------------------------
CANADA  (1.9%)

British Columbia (Province)
3.43%, 11/01/01                                           9,000,000       9,000,000
3.54%, 12/17/01                                          25,000,000      24,886,917
                                                                     ---------------
                                                                         33,886,917
                                                                     ---------------
------------------------------------------------------------------------------------
CAPTIVE FINANCING  (2.2%)

Prudential Funding LLC
2.44%, 11/07/01                                          17,000,000      16,993,087
2.35%, 12/03/01                                          23,556,000      23,506,794
                                                                     ---------------
                                                                         40,499,881
                                                                     ---------------
------------------------------------------------------------------------------------
CHEMICALS  (1.9%)

PPG Industries, Inc.
2.45%, 11/05/01                                          35,000,000      34,990,472
                                                                     ---------------
------------------------------------------------------------------------------------
CONSUMER SALES FINANCE  (7.6%)

American Express Credit Corp.
2.47%, 11/07/01                                          30,174,000      30,161,578
                                                                     ---------------

American General Finance Corp.
2.40%, 11/26/01                                          20,000,000      19,966,667
2.19%, 12/21/01                                           4,000,000       3,987,833
                                                                     ---------------
                                                                         23,954,500
                                                                     ---------------

Harley-Davidson Funding Corp.*
3.42%, 11/02/01                                           2,855,000       2,854,729
2.85%, 11/05/01                                          14,500,000      14,495,408
2.26%, 11/28/01                                           6,619,000       6,607,781
2.33%, 12/04/01                                          10,500,000      10,477,574
                                                                     ---------------
                                                                         34,435,492
                                                                     ---------------
------------------------------------------------------------------------------------


                                    continued               N A T I O N W I D E   21

STATEMENT OF INVESTMENTS NATIONWIDE MONEY MARKET FUND continued
------------------------------------------------------------------------------------
                                OCTOBER 31, 2001

                                                        PRINCIPAL
                                                        AMOUNT       VALUE
COMMERCIAL PAPER  (CONTINUED)
------------------------------------------------------------------------------------
CONSUMER SALES FINANCE  (CONTINUED)

Wells Fargo Financial Inc.
2.47%, 11/02/01                                         $36,012,000  $   36,009,529
2.20%, 01/18/02                                          15,000,000      14,928,500
                                                                     ---------------
                                                                         50,938,029
                                                                     ---------------
                                                                        139,489,599
                                                                     ---------------
------------------------------------------------------------------------------------
DIVERSIFIED FINANCE  (12.5%)

CIT Group, Inc.
2.45%, 12/28/01                                          30,000,000      29,888,375
2.30%, 01/11/02                                          30,329,000      30,191,424
2.15%, 04/19/02                                           5,000,000       4,949,535
                                                                     ---------------
                                                                         65,029,334
                                                                     ---------------

General Electric Capital Corp.
3.52%, 11/02/01                                             812,000         811,921
5.57%, 11/19/01                                           5,000,000       4,994,000
2.42%, 11/20/01                                          20,000,000      19,974,456
2.49%, 11/29/01                                           5,518,000       5,507,313
2.45%, 12/27/01                                           5,000,000       4,980,944
                                                                     ---------------
                                                                         36,268,634
                                                                     ---------------

General Electric Financial Assurance Corp.*
2.41%, 12/21/01                                          10,000,000       9,966,528
2.19%, 01/28/02                                          20,000,000      19,892,933
                                                                         29,859,461

Household Finance Corp.
2.50%, 11/16/01                                          25,000,000      24,973,958
2.46%, 12/13/01                                          30,784,000      30,695,651
2.09%, 01/29/02                                           5,000,000       4,974,165
                                                                     ---------------
                                                                         60,643,774
                                                                     ---------------

Sigma Finance, Inc.*
3.45%, 11/13/01                                          11,000,000      10,987,350
3.45%, 11/16/01                                          24,000,000      23,965,500
2.32%, 12/18/01                                           2,000,000       1,993,942
                                                                     ---------------
                                                                         36,946,792
                                                                     ---------------
                                                                        228,747,995
                                                                     ---------------
------------------------------------------------------------------------------------
FINANCE - AUTO LOANS  (1.9%)

American Honda Finance Corp.
2.45%, 11/06/01                                          15,000,000      14,994,895
3.44%, 11/09/01                                          10,000,000       9,992,356
2.28%, 11/26/01                                          10,000,000       9,984,167
                                                                         34,971,418
------------------------------------------------------------------------------------
FINANCIAL SERVICES  (0.6%)

Private Export Funding Corp.*
2.20%, 03/27/02                                          11,750,000      11,645,164
                                                                     ---------------
------------------------------------------------------------------------------------
FOOD & RELATED  (0.6%)

Kraft Foods, Inc.
2.50%, 11/05/01                                          11,805,000      11,801,721
                                                                     ---------------
------------------------------------------------------------------------------------

                                                           PRINCIPAL
                                                            AMOUNT       VALUE
COMMERCIAL PAPER  (CONTINUED)
------------------------------------------------------------------------------------
INSURANCE  (5.8%)

AIG Funding, Inc.
2.46%, 11/01/01                                         $ 6,000,000  $    6,000,000
2.36%, 11/06/01                                          10,000,000       9,996,722
2.26%, 12/28/01                                          15,000,000      14,946,325
                                                                     ---------------
2.20%, 02/04/02                                          20,000,000      19,883,889
                                                                     ---------------
                                                                         50,826,936
                                                                     ---------------
ING America Insurance
3.40%, 11/08/01                                           3,000,000       2,998,017
3.39%, 11/27/01                                          12,000,000      11,970,634
2.52%, 12/05/01                                          10,000,000       9,976,200
2.10%, 01/28/02                                          20,000,000      19,897,333
                                                                     ---------------
                                                                         44,842,184
                                                                     ---------------
Marsh USA, Inc.*
3.30%, 12/05/01                                           4,375,000       4,361,365
                                                                     ---------------
Metlife Funding, Inc.
2.46%, 11/07/01                                           6,227,000       6,224,447
                                                                     ---------------
                                                                        106,254,932
                                                                     ---------------
------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT / FINANCE  (2.8%)

Caterpillar Financial Services Ltd.
2.80%, 11/19/01                                          20,000,000      19,972,000
2.40%, 11/27/01                                          11,000,000      10,980,933
2.25%, 01/09/02                                          20,000,000      19,913,750
                                                                     ---------------
                                                                         50,866,683
                                                                     ---------------
------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING INDUSTRIES  (1.7%)

Illinois Tool Works, Inc.
2.45%, 11/08/01                                          25,668,000      25,655,772
2.35%, 11/20/01                                           6,000,000       5,992,558
                                                                     ---------------
                                                                         31,648,330
                                                                     ---------------
------------------------------------------------------------------------------------
OIL & GAS  (2.5%)

Chevron U.K. Investment PLC
2.33%, 11/14/01                                          25,000,000      24,978,965
2.37%, 12/04/01                                          10,000,000       9,978,275
                                                                     ---------------
                                                                         34,957,240
                                                                     ---------------
Chevron USA, Inc.
2.38%, 12/11/01                                          10,000,000       9,973,556
                                                                     ---------------
                                                                         44,930,796
                                                                     ---------------
------------------------------------------------------------------------------------
PACKAGING / CONTAINERS  (0.5%)

Bemis Co., Inc.*
2.30%, 11/30/01                                          10,000,000       9,981,472
                                                                     ---------------
------------------------------------------------------------------------------------
PHARMACEUTICALS  (11.3%)

Bristol-Myers Squibb, Inc.*
2.40%, 11/08/01                                           5,244,000       5,241,553
                                                                     ---------------
------------------------------------------------------------------------------------


22    N A T I O N W I D E           continued

STATEMENT OF INVESTMENTS NATIONWIDE MONEY MARKET FUND continued
------------------------------------------------------------------------------------
                                OCTOBER 31, 2001
                                                          PRINCIPAL
                                                            AMOUNT       VALUE
COMMERCIAL PAPER  (CONTINUED)
------------------------------------------------------------------------------------
PHARMACEUTICALS  (CONTINUED)
CVS Corp.*
2.48%, 11/02/01                                         $25,000,000  $   24,998,278
2.30%, 11/21/01                                          15,000,000      14,980,833
2.30%, 11/23/01                                           3,929,000       3,923,478
                                                                     ---------------
                                                                         43,902,589
                                                                     ---------------

Glaxo Well PLC*
2.30%, 11/21/01                                          15,000,000      14,980,833
2.35%, 01/11/02                                          25,000,000      24,884,132
2.31%, 01/16/02                                          15,000,000      14,926,850
                                                                     ---------------
                                                                         54,791,815
                                                                     ---------------

Pfizer, Inc.*
2.49%, 11/30/01                                          40,000,000      39,919,766
2.28%, 01/18/02                                          22,000,000      21,891,320
                                                                     ---------------
                                                                         61,811,086
                                                                     ---------------

Schering Corp.
3.40%, 11/01/01                                          20,000,000      20,000,000
2.85%, 11/19/01                                          20,000,000      19,971,500
                                                                     ---------------
                                                                         39,971,500
                                                                     ---------------
                                                                        205,718,543
                                                                     ---------------
------------------------------------------------------------------------------------
PRINTING & PUBLISHING  (5.0%)

E.W. Scripps Co.*
3.39%, 11/21/01                                          16,000,000      15,970,033
3.35%, 11/30/01                                          20,000,000      19,946,028
                                                                     ---------------
2.30%, 01/16/02                                          15,000,000      14,927,167
                                                                     ---------------
                                                                         50,843,228
                                                                     ---------------

McGraw-Hill Cos., Inc.
3.36%, 11/07/01                                           2,000,000       1,998,880
3.38%, 11/09/01                                           5,000,000       4,996,244
2.43%, 11/20/01                                          14,000,000      13,982,045
2.23%, 01/24/02                                          20,000,000      19,895,934
                                                                     ---------------
                                                                         40,873,103
                                                                     ---------------
                                                                         91,716,331
                                                                     ---------------
------------------------------------------------------------------------------------
SURGICAL APPLIANCES AND SUPPLIES  (0.3%)

Becton, Dickinson & Co.
2.10%, 04/18/02                                           5,000,000       4,951,000
                                                                     ---------------
TOTAL COMMERCIAL PAPER                                                1,651,917,982
                                                                     ---------------

U.S. GOVERNMENT SPONSORED
AND AGENCY OBLIGATIONS  (9.8%)
------------------------------------------------------------------------------------
Federal Farm Credit Bank
2.04%, 12/31/01                                          25,000,000      24,915,000
                                                                     ---------------

Federal Home Loan Bank
3.35%, 11/09/01                                          32,000,000      31,976,177
2.27%, 11/23/01                                          20,000,000      19,972,256
2.11%, 01/25/02                                          15,000,000      14,925,271
                                                                     ---------------
                                                                         66,873,704
                                                                     ---------------
------------------------------------------------------------------------------------
                                                           PRINCIPAL
                                                            AMOUNT       VALUE
U.S. GOVERNMENT SPONSORED
AND AGENCY OBLIGATIONS  (CONTINUED)
------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation
3.34%, 11/21/01                                         $30,000,000  $   29,944,416
2.43%, 12/20/01                                          28,513,000      28,419,858
2.42%, 12/31/01                                          10,000,000       9,959,667
                                                                     ---------------
                                                                         68,323,941
                                                                     ---------------
------------------------------------------------------------------------------------
Federal National Mortgage Association
3.29%, 11/06/01                                           2,433,000       2,431,888
2.38%, 11/14/01                                           2,897,000       2,894,510
2.22%, 12/04/01                                             391,000         390,204
2.29%, 12/14/01                                          13,000,000      12,964,442
2.18%, 03/06/02                                             493,000         489,268
                                                                     ---------------
                                                                         19,170,312
                                                                     ---------------

TOTAL U.S. GOVERNMENT SPONSORED
AND AGENCY OBLIGATIONS                                                  179,282,957
                                                                     ---------------

TOTAL INVESTMENTS (Cost $1,831,200,939) (a) - (100.2%)                1,831,200,939
LIABILITIES IN EXCESS OF OTHER ASSETS - (-0.2%)                          (4,552,627)
                                                                     ---------------
NET ASSETS -   (100.0%)                                              $1,826,648,312
                                                                     ---------------

------------------------------------------------------------------------------------
(a)  Cost for federal income tax and financial reporting purposes are the same.
*    Restricted Securities issued pursuant to section 4(2) of the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees

See notes to financial statements.


                                                        N A T I O N W I D E   23

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------
                                                OCTOBER 31, 2001

                                                                                         NATIONWIDE     NATIONWIDE
                                                                          NATIONWIDE     GOVERNMENT      TAX-FREE
                                                                           BOND FUND      BOND FUND     INCOME FUND
===================================================================================================================
ASSETS:
Investments, at value (cost $131,168,413; $170,311,404 and
     $197,854,971; respectively)                                         $139,753,595   $181,754,440   $210,682,822
Repurchase agreements, at cost                                                      -      3,025,000              -
                                                                         -------------  -------------  -------------
     Total Investments                                                    139,753,595    184,779,440    210,682,822
                                                                         -------------  -------------  -------------
Cash                                                                              323            199      1,085,966
Interest and dividends receivable                                           1,990,280      2,021,070      3,736,325
Receivable from adviser                                                             -         32,959              -
Prepaid expenses and other assets                                               2,349          3,133          4,176
                                                                         -------------  -------------  -------------
     Total Assets                                                         141,746,547    186,836,801    215,509,289
                                                                         -------------  -------------  -------------

LIABILITIES:
Distributions payable                                                         633,917        722,965        854,609
Payable for investments purchased                                           1,074,480              -              -
Accrued expenses and other payables
   Investment advisory fees                                                    58,439         76,929         90,603
   Fund administration fees                                                     8,181         10,770         12,684
   Transfer agent fees                                                         31,652         18,927         29,279
   Distribution fees                                                            3,162         15,016          5,062
   Administrative servicing fees                                                7,090         15,869              -
   Other                                                                       23,756         49,876         31,165
                                                                         -------------  -------------  -------------
     Total Liabilities                                                      1,840,677        910,352      1,023,402
                                                                         -------------  -------------  -------------
NET ASSETS                                                               $139,905,870   $185,926,449   $214,485,887
                                                                         =============  =============  =============

REPRESENTED BY:
Capital                                                                  $144,308,262   $170,948,908   $202,706,814
Undistributed (distributions in excess of) net investment income (loss)           700         (1,287)      (156,311)
Accumulated net realized gains (losses) from investment transactions      (12,988,274)     3,535,792       (892,467)
Net unrealized appreciation (depreciation) on investments                   8,585,182     11,443,036     12,827,851
                                                                         -------------  -------------  -------------
NET ASSETS                                                               $139,905,870   $185,926,449   $214,485,887
                                                                         =============  =============  =============

NET ASSETS:
Class A Shares                                                           $  4,775,398   $ 57,336,124   $  5,836,604
Class B Shares                                                              2,934,622      4,024,324      5,592,033
Class C Shares                                                                161,723        448,609        115,383
Class D Shares                                                            132,034,127    124,117,392    202,941,867
                                                                         -------------  -------------  -------------
Total                                                                    $139,905,870   $185,926,449   $214,485,887
                                                                         =============  =============  =============

SHARES OUTSTANDING (UNLIMITED NUMBER OF SHARES AUTHORIZED):
Class A Shares                                                                498,664      5,235,606        555,406
Class B Shares                                                                306,419        367,792        532,437
Class C Shares                                                                 16,868         41,021         11,006
Class D Shares                                                             13,769,384     11,329,131     19,324,017
                                                                         -------------  -------------  -------------
Total                                                                      14,591,335     16,973,550     20,422,866
                                                                         =============  =============  =============

NET ASSET VALUE:
Class A Shares                                                           $       9.58   $      10.95   $      10.51
Class B Shares*                                                          $       9.58   $      10.94   $      10.50
Class C Shares**                                                         $       9.59   $      10.94   $      10.48
Class D Shares                                                           $       9.59   $      10.96   $      10.50

MAXIMUM OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares                                                           $      10.03   $      11.47   $      11.01
Class C Shares                                                           $       9.69   $      11.05   $      10.59
Class D Shares                                                           $      10.04   $      11.48   $      10.99
                                                                         -------------  -------------  -------------
Maximum Sales Charge - Class A Shares                                            4.50%          4.50%          4.50%
                                                                         =============  =============  =============
Maximum Sales Charge - Class C Shares                                            1.00%          1.00%          1.00%
                                                                         =============  =============  =============
Maximum Sales Charge - Class D Shares                                            4.50%          4.50%          4.50%
                                                                         =============  =============  =============

====================================================================================================================
*    For Class B Shares, the redemption price per share varies by length of time shares are held.
**   For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.


24   N A T I O N W I D E

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------
                                OCTOBER 31, 2001

                                                                         NATIONWIDE
                                                                         HIGH YIELD
                                                                          BOND FUND
=====================================================================================
ASSETS:
Investments, at value (cost $95,484,512)                                $ 84,231,743
Repurchase agreements, at cost                                             2,980,446
                                                                        -------------
     Total Investments                                                    87,212,189
                                                                        -------------
Interest and dividends receivable                                          2,596,285
Receivable for investments sold                                              406,500
Receivable from adviser                                                        6,706
Prepaid expenses and other assets                                              1,969
                                                                        -------------
     Total Assets                                                         90,223,649
                                                                        -------------

LIABILITIES:
Distributions payable                                                        825,731
Payable for investments purchased                                            397,532
Accrued expenses and other payables
   Investment advisory fees                                                   40,788
   Fund administration fees                                                    6,370
   Transfer agent fees                                                         1,545
   Distribution fees                                                             784
   Administrative servicing fees                                                 157
   Other                                                                      15,968
                                                                        -------------
     Total Liabilities                                                     1,288,875
                                                                        -------------
NET ASSETS                                                              $ 88,934,774
                                                                        =============

REPRESENTED BY:
Capital                                                                 $122,507,761
Accumulated net realized gains (losses) from investment transactions     (22,320,218)
Net unrealized appreciation (depreciation) on investments                (11,252,769)
                                                                        -------------
NET ASSETS                                                              $ 88,934,774
                                                                        =============

NET ASSETS:
Class A Shares                                                          $  2,801,476
Class B Shares                                                               243,634
Class C Shares                                                                 4,619
Institutional Service Class Shares                                        85,885,045
                                                                        -------------
Total                                                                   $ 88,934,774
                                                                        =============

SHARES OUTSTANDING (unlimited number of shares authorized):
Class A Shares                                                               408,327
Class B Shares                                                                35,516
Class C Shares                                                                   673
Institutional Service Class Shares                                        12,419,681
                                                                        -------------
Total                                                                     12,864,197
                                                                        =============

NET ASSET VALUE:
Class A Shares                                                          $       6.86
Class B Shares*                                                         $       6.86
Class C Shares**                                                        $       6.86
Institutional Service Class Shares                                      $       6.92

MAXIMUM OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares                                                          $       7.18
Class C Shares                                                          $       6.93
                                                                        -------------
Maximum Sales Charge - Class A Shares                                           4.50%
                                                                        =============
Maximum Sales Charge - Class C Shares                                           1.00%
                                                                        =============
=====================================================================================

* For Class B Shares, the redemption price per share varies by length of time shares are held.
** For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        N A T I O N W I D E   25

STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------
                                        OCTOBER 31, 2001

                                                                                    NATIONWIDE
                                                                                      MORLEY
                                                                                     ENHANCED
                                                                                    INCOME FUND
================================================================================================
ASSETS:
Investments, at value (cost $20,095,704)                                           $ 20,684,185
Repurchase agreements, at cost                                                        2,592,144
                                                                                   -------------
     Total Investments                                                               23,276,329
                                                                                   -------------
Cash                                                                                     87,000
Interest and dividends receivable                                                       134,257
Receivable from adviser                                                                   4,505
Prepaid expenses and other assets                                                           285
                                                                                   -------------
     Total Assets                                                                    23,502,376
                                                                                   -------------

LIABILITIES:
Distributions payable                                                                    88,741
Payable for investments purchased                                                     1,000,000
Net payable for variation margin on futures contracts                                    23,750
Accrued expenses and other payables
   Investment advisory fees                                                               6,538
   Fund administration fees                                                               6,370
   Transfer agent fees                                                                      399
   Distribution fees                                                                        135
   Administrative servicing fees                                                          2,546
   Other                                                                                  7,657
                                                                                   -------------
     Total Liabilities                                                                1,136,136
                                                                                   -------------
NET ASSETS                                                                         $ 22,366,240
                                                                                   =============

REPRESENTED BY:
Capital                                                                            $ 22,849,101
Accumulated net investment income (loss)                                                  6,712
Accumulated net realized gains (losses) from investment and futures transactions       (708,812)
Net unrealized appreciation (depreciation) on investments and futures                   219,239
                                                                                   -------------
NET ASSETS                                                                         $ 22,366,240
                                                                                   =============

NET ASSETS:
Class A Shares                                                                     $    628,633
Institutional Service Class Shares                                                   11,593,439
Institutional Class Shares                                                           10,144,168
                                                                                   -------------
Total                                                                              $ 22,366,240
                                                                                   =============

SHARES OUTSTANDING (unlimited number of shares authorized):
Class A Shares                                                                           64,804
Institutional Service Class Shares                                                    1,194,431
Institutional Class Shares                                                            1,045,581
                                                                                   -------------
Total                                                                                 2,304,816
                                                                                   =============

NET ASSET VALUE:
Class A Shares                                                                     $       9.70
Institutional Service Class Shares *                                               $       9.71
Institutional Class Shares *                                                       $       9.70

MAXIMUM OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares                                                                     $      10.16
                                                                                   -------------
Maximum Sales Charge - Class A Shares                                                      4.50%
                                                                                   =============

================================================================================================
*    Institutional Service Class and Institutional Class Shares are not subject to any sales charge.

See notes to financial statements.


26   N A T I O N W I D E

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------
                                OCTOBER 31, 2001
                                                                         NATIONWIDE
                                                                            MONEY
                                                                           MARKET
                                                                            FUND
======================================================================================
ASSETS:
Investments, at amortized cost                                         $1,831,200,939
                                                                       ---------------
Cash                                                                              701
Receivable from adviser                                                        82,480
Prepaid expenses and other assets                                              32,196
                                                                       ---------------
     Total Assets                                                       1,831,316,316
                                                                       ---------------

LIABILITIES:
Distributions payable                                                       3,373,356
Accrued expenses and other payables
   Investment advisory fees                                                   605,888
   Fund administration fees                                                    74,731
   Transfer agent fees                                                        167,417
   Distribution fees                                                           55,615
   Administrative servicing fees                                              203,187
   Other                                                                      187,810
                                                                       ---------------
     Total Liabilities                                                      4,668,004
                                                                       ---------------
NET ASSETS                                                             $1,826,648,312
                                                                       ===============

REPRESENTED BY:
Capital                                                                $1,826,564,272
Accumulated net investment income (loss)                                       86,049
Accumulated net realized gains (losses) from investment transactions           (2,009)
                                                                       ---------------
NET ASSETS                                                             $1,826,648,312
                                                                       ===============

NET ASSETS:
Service Class Shares                                                   $  440,874,402
Prime Shares                                                            1,385,773,910
                                                                       ---------------
Total                                                                  $1,826,648,312
                                                                       ===============

SHARES OUTSTANDING (unlimited number of shares authorized):
Service Class Shares                                                      440,906,493
Prime Shares                                                            1,385,926,353
                                                                       ---------------
Total                                                                   1,826,832,846
                                                                       ===============

NET ASSET VALUE AND MAXIMUM OFFERING PRICE:*
Service Class Shares                                                   $         1.00
Prime Shares                                                           $         1.00

======================================================================================
*Service Class and Prime Shares are not subject to a front-end sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        N A T I O N W I D E   27

STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------
                                   FOR THE YEAR ENDED OCTOBER 31, 2001

                                                                                   NATIONWIDE    NATIONWIDE
                                                                     NATIONWIDE    GOVERNMENT     TAX-FREE
                                                                     BOND FUND     BOND FUND    INCOME FUND
============================================================================================================
INVESTMENT INCOME:
Interest income                                                     $ 8,431,572   $ 8,214,714   $ 11,865,631
                                                                    ------------  ------------  ------------
     Total Income                                                     8,431,572     8,214,714     11,865,631
                                                                    ------------  ------------  ------------
============================================================================================================
EXPENSES:
Investment advisory fees                                                614,035       677,667      1,064,152
Fund administration fees                                                 85,965        94,874        148,982
Distribution fees Class A                                                10,063       138,938         10,544
Distribution fees Class B                                                19,701        15,618         39,274
Distribution fees Class C                                                   503         1,861            272
Administrative servicing fees Class A                                       623        80,415              -
Administrative servicing fees Class D                                    59,705        65,179              -
Accounting fees                                                           9,567         7,476         15,929
Transfer agent fees                                                     246,294        98,553        227,188
Trustees' fees                                                            4,797         5,546          8,892
Professional fees                                                        22,848        93,659         33,877
Custodian fees                                                           10,826        13,337         16,948
Insurance fees                                                            1,215         2,263          2,270
Registration and filing fees                                             32,313        54,048         34,227
Printing                                                                 36,204        52,222         36,341
Other                                                                     4,939         5,129          8,052
     Total expenses before reimbursed expenses                        1,159,598     1,406,785      1,646,948
Expenses reimbursed                                                           -      (209,487)             -
                                                                    ------------  ------------  ------------
     Total Expenses                                                   1,159,598     1,197,298      1,646,948
                                                                    ------------  ------------  ------------
NET INVESTMENT INCOME (LOSS)                                          7,271,974     7,017,416     10,218,683
                                                                    ------------  ------------  ------------
============================================================================================================
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions                 (813,201)    4,745,798        465,420
Net change in unrealized appreciation/depreciation on investments    12,103,442     8,461,745      9,634,087
                                                                    ------------  ------------  ------------
Net realized/unrealized gains (losses) on investments                11,290,241    13,207,543     10,099,507
                                                                    ------------  ------------  ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                      $18,562,215   $20,224,959   $ 20,318,190
                                                                    ============  ============  ============
============================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.


28   N A T I O N W I D E

STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------
                      FOR THE YEAR ENDED OCTOBER 31, 2001

                                                                     NATIONWIDE
                                                                     HIGH YIELD
                                                                      BOND FUND
=================================================================================
INVESTMENT INCOME:
Interest income                                                     $ 11,147,346
                                                                    -------------
     Total Income                                                     11,147,346
                                                                    -------------
=================================================================================
EXPENSES:
Investment advisory fees                                                 510,654
Fund administration fees                                                  75,000
Distribution fees Class A                                                  8,443
Distribution fees Class B                                                  2,162
Distribution fees Class C                                                     12
Administrative servicing fees Class A                                      2,667
Accounting fees                                                            9,577
Transfer agent fees                                                       12,352
Trustees' fees                                                             8,377
Professional fees                                                         10,491
Custodian fees                                                            10,527
Insurance fees                                                             1,011
Registration and filing fees                                              28,497
                                                                    -------------
Printing                                                                  11,230
Other                                                                     28,338
    Total expenses before reimbursed expenses                            719,338
Expenses reimbursed                                                      (59,299)
                                                                    -------------
     Total Expenses                                                      660,039
                                                                    -------------
NET INVESTMENT INCOME (LOSS)                                          10,487,307
                                                                    -------------
=================================================================================
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions               (18,776,793)
Net change in unrealized appreciation/depreciation on investments      5,224,576
                                                                    -------------
Net realized/unrealized gains (losses) on investments                (13,552,217)
                                                                    -------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                      $ (3,064,910)
                                                                    =============
=================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        N A T I O N W I D E   29

STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------
                           FOR THE YEAR ENDED OCTOBER 31, 2001

                                                                                 NATIONWIDE
                                                                                   MORLEY
                                                                                  ENHANCED
                                                                                 INCOME FUND
=============================================================================================
INVESTMENT INCOME:
Interest income                                                                 $    996,313
                                                                                -------------
    Total Income                                                                     996,313
                                                                                -------------
=============================================================================================
EXPENSES:
Investment advisory fees                                                              57,403
Fund administration fees                                                              75,000
Distribution fees Class A                                                              1,311
Administrative servicing fees Institutional Service Class                             29,029
Accounting fees                                                                        3,631
Transfer agent fees                                                                    3,855
Trustees' fees                                                                           741
Professional fees                                                                     15,166
Custodian fees                                                                           541
Insurance fees                                                                           388
Registration and filing fees                                                           3,060
Printing                                                                              19,977
Other                                                                                  7,282
                                                                                -------------
     Total expenses before waived or reimbursed expenses                             217,384
Expenses waived or reimbursed                                                       (111,856)
                                                                                -------------
     Total Expenses                                                                  105,528
                                                                                -------------
NET INVESTMENT INCOME (LOSS)                                                         890,785
                                                                                -------------
=============================================================================================
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment and futures transactions                  (582,403)
Net change in unrealized appreciation/depreciation on investments and futures        211,380
                                                                                -------------
Net realized/unrealized gains (losses) on investments and futures                   (371,023)
                                                                                -------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                  $    519,762
                                                                                =============
=============================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.


30   N A T I O N W I D E

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------
                   FOR THE YEAR ENDED OCTOBER 31, 2001

                                                             NATIONWIDE
                                                            MONEY MARKET
                                                                FUND
=========================================================================
INVESTMENT INCOME:
Interest income                                            $  77,301,598
Dividend income                                                1,281,751
                                                           --------------
     Total Income                                             78,583,349
                                                           --------------
=========================================================================
EXPENSES:
Investment advisory fees                                       6,492,158
Fund administration fees                                         812,284
Distribution fees Service Class                                  508,853
Administrative servicing fees Service Class                      849,387
Administrative servicing fees Prime Class                      1,252,308
Accounting fees                                                    6,053
Transfer agent fees                                            1,465,056
Trustees' fees                                                    69,177
Professional fees                                                216,331
Custodian fees                                                    88,608
Insurance fees                                                    17,853
Registration and filing fees                                      64,375
Printing                                                         238,087
Other                                                             33,356
                                                           --------------
     Total expenses before waived or reimbursed expenses      12,113,886
Expenses waived or reimbursed                                   (541,820)
     Total Expenses                                           11,572,066
                                                           --------------
NET INVESTMENT INCOME (LOSS)                                  67,011,283
                                                           --------------
=========================================================================
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions             7,592
                                                           --------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS             $  67,018,875
                                                           ==============
=========================================================================

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        N A T I O N W I D E   31

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------

                                                                          NATIONWIDE GOVERNMENT         NATIONWIDE TAX-FREE
                                             NATIONWIDE BOND FUND                BOND FUND                   INCOME FUND
                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                             2001           2000           2001           2000           2001           2000
=================================================================================================================================
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)             $  7,271,974   $  7,926,222   $  7,017,416   $  6,284,426   $ 10,218,683   $ 11,645,464
Net realized gains (losses) on
     investment transactions                 (813,201)    (4,699,867)     4,745,798     (1,215,687)       465,420       (233,249)
Net change in unrealized appreciation/
     depreciation on investments           12,103,442        146,975      8,461,745      2,764,161      9,634,087      5,455,447
                                         -------------  -------------  -------------  -------------  -------------  -------------
Change in net assets resulting from
     operations                            18,562,215      3,373,330     20,224,959      7,832,900     20,318,190     16,867,662
                                         -------------  -------------  -------------  -------------  -------------  -------------
=================================================================================================================================

DISTRIBUTIONS TO CLASS A
     SHAREHOLDERS FROM:
Net investment income                        (232,666)      (212,713)    (2,846,138)    (3,096,861)      (197,879)      (121,076)
Net realized gains on investments                   -              -              -       (113,377)             -         (7,735)

DISTRIBUTIONS TO CLASS B
     SHAREHOLDERS FROM:
Net investment income                        (119,572)      (100,948)       (80,016)       (58,435)      (189,139)      (167,326)
Net realized gains on investments                   -              -              -         (2,404)             -        (10,690)

DISTRIBUTIONS TO CLASS C
      SHAREHOLDERS FROM:
Net investment income                       (2,819)(a)             -      (9,218)(a)             -      (1,273)(a)             -

DISTRIBUTIONS TO CLASS D
     SHAREHOLDERS FROM:
Net investment income                      (6,994,041)    (7,612,561)    (4,081,782)    (3,129,128)   (10,107,956)   (10,663,091)
Net realized gain on investments                    -              -              -       (117,039)             -       (681,220)
                                         -------------  -------------  -------------  -------------  -------------  -------------

Change in net assets from
     shareholder distributions             (7,349,098)    (7,926,222)    (7,017,154)    (6,517,244)   (10,496,247)   (11,651,138)
                                         -------------  -------------  -------------  -------------  -------------  -------------
_
Change in net assets from
      capital transactions                 15,114,380    (12,167,911)    60,981,990      7,411,213     (7,525,309)   (25,426,482)
                                         -------------  -------------  -------------  -------------  -------------  -------------

Change in net assets                       26,327,497    (16,720,803)    74,189,795      8,726,869      2,296,634    (20,209,958)
NET ASSETS:
Beginning of period                       113,578,373    130,299,176    111,736,654    103,009,785    212,189,253    232,399,211
                                         -------------  -------------  -------------  -------------  -------------  -------------
End of period                            $139,905,870   $113,578,373   $185,926,449   $111,736,654   $214,485,887   $212,189,253
                                         =============  =============  =============  =============  =============  =============
=================================================================================================================================

(a)  For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.


32   N A T I O N W I D E

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------

                                                                       NATIONWIDE HIGH YIELD
                                                                             BOND FUND
                                                                     YEAR ENDED     PERIOD ENDED
                                                                     OCTOBER 31,    OCTOBER 31,
                                                                        2001          2000(A)
=================================================================================================
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                                        $ 10,487,307   $   9,279,490
Net realized gains (losses) on investment transactions               (18,776,793)     (3,543,425)
Net change in unrealized appreciation/depreciation on investments      5,224,576     (16,477,345)
                                                                    -------------  --------------
Change in net assets resulting from operations                        (3,064,910)    (10,741,280)
                                                                    -------------  --------------
=================================================================================================
DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                                   (375,079)       (206,852)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income                                                    (22,396)         (7,317)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS FROM:
Net investment income                                                    (121)(b)              -

DISTRIBUTIONS TO INSTITUTIONAL SERVICE CLASS SHAREHOLDERS FROM:
Net investment income                                                (10,097,288)     (9,065,321)
                                                                    -------------  --------------
Change in net assets from shareholder distributions                  (10,494,884)     (9,279,490)
                                                                    -------------  --------------
Change in net assets from capital transactions                        10,863,506     111,651,832
                                                                    -------------  --------------
Change in net assets                                                  (2,696,288)     91,631,062

NET ASSETS:
Beginning of period                                                   91,631,062               -
                                                                    -------------  --------------
End of period                                                       $ 88,934,774   $  91,631,062
                                                                    =============  ==============
=================================================================================================

(a) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        N A T I O N W I D E   33

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------

                                                                                 NATIONWIDE MORLEY ENHANCED
                                                                                        INCOME FUND
                                                                                 YEAR ENDED     PERIOD ENDED
                                                                                 OCTOBER 31,    OCTOBER 31,
                                                                                    2001          2000(A)
=============================================================================================================
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                                                    $    890,785   $     573,232
Net realized gains (losses) on investment and futures transactions                  (582,403)       (126,409)
Net change in unrealized appreciation/depreciation on investments and futures        211,380           7,859
                                                                                -------------  --------------
Change in net assets resulting from operations                                       519,762         454,682
                                                                                -------------  --------------
=============================================================================================================
DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                                                (27,205)         (9,160)

DISTRIBUTIONS TO INSTITUTIONAL SERVICE CLASS SHAREHOLDERS FROM:
Net investment income                                                               (640,912)       (561,098)

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS FROM:
Net investment income                                                               (222,668)         (2,974)
                                                                                -------------  --------------
Change in net assets from shareholder distributions                                 (890,785)       (573,232)
                                                                                -------------  --------------
Change in net assets from capital transactions                                    10,258,451      12,597,362
                                                                                -------------  --------------
Change in net assets                                                               9,887,428      12,478,812

NET ASSETS:
Beginning of period                                                               12,478,812               -
                                                                                -------------  --------------
End of period                                                                   $ 22,366,240   $  12,478,812
                                                                                =============  ==============
=============================================================================================================

(a) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.

See notes to financial statements.


34    N A T I O N W I D E

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------

                                                                NATIONWIDE MONEY
                                                                  MARKET FUND
                                                           YEAR ENDED       YEAR ENDED
                                                           OCTOBER 31,      OCTOBER 31,
                                                              2001             2000
=========================================================================================
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                             $   67,011,283   $   80,163,394
Net realized gains (losses) on investment transactions            7,592           (9,601)
                                                         ---------------  ---------------
Change in net assets resulting from operations               67,018,875       80,153,793
                                                         ---------------  ---------------
=========================================================================================
DISTRIBUTIONS TO SERVICE CLASS SHAREHOLDERS FROM:
Net investment income                                       (13,086,205)      (8,556,299)

DISTRIBUTIONS TO PRIME CLASS SHAREHOLDERS FROM:
Net investment income                                       (54,061,304)     (71,606,865)
Change in net assets from shareholder distributions         (67,147,509)     (80,163,164)
                                                         ---------------  ---------------
Change in net assets from capital transactions              329,362,270      129,787,447
                                                         ---------------  ---------------
Change in net assets                                        329,233,636      129,778,076
NET ASSETS:
Beginning of period                                       1,497,414,676    1,367,636,600
                                                         ---------------  ---------------
End of period                                            $1,826,648,312   $1,497,414,676
                                                         ===============  ===============
=========================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        N A T I O N W I D E   35

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
                                  SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                             CLASS A SHARES                             CLASS B SHARES
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED    YEAR ENDED     YEAR ENDED
NATIONWIDE BOND FUND                 OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                        2001           2000           1999          1998(A)          2001           2000
=============================================================================================================================
NET ASSET VALUE -
     BEGINNING OF PERIOD            $       8.75   $       9.07   $       9.75   $        9.52   $       8.75   $       9.08
                                    -------------  -------------  -------------  --------------  -------------  -------------

Investment Activities:
Net investment income (loss)                0.52           0.57           0.53            0.26           0.47           0.52
Net realized and unrealized gains
     (losses) on investments                0.84          (0.32)         (0.68)           0.23           0.84          (0.33)
                                    -------------  -------------  -------------  --------------  -------------  -------------
     Total investment activities            1.36           0.25          (0.15)           0.49           1.31           0.19
                                    -------------  -------------  -------------  --------------  -------------  -------------

DISTRIBUTIONS:
Net investment income                      (0.53)         (0.57)         (0.53)          (0.26)         (0.48)         (0.52)
                                    -------------  -------------  -------------  --------------  -------------  -------------
     Total distributions                   (0.53)         (0.57)         (0.53)          (0.26)         (0.48)         (0.52)
                                    -------------  -------------  -------------  --------------  -------------  -------------
Net increase (decrease)
     in net asset value                     0.83          (0.32)         (0.68)           0.23           0.83          (0.33)
                                    -------------  -------------  -------------  --------------  -------------  -------------

NET ASSET VALUE -
     END OF PERIOD                  $       9.58   $       8.75   $       9.07   $        9.75   $       9.58   $       8.75
                                    =============  =============  =============  ==============  =============  =============

     Total Return
     (excluding sales charge)              16.01%          2.87%        (1.58%)        5.18%(c)         15.33%          2.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)  $      4,775   $      3,458   $      3,186   $       1,365   $      2,935   $      1,707
Ratio of expenses to
    average net assets                      1.14%          1.05%          1.08%        1.17%(d)          1.72%          1.64%
Ratio of net investment income
     to average net assets                  5.71%          6.42%          5.67%        5.48%(d)          5.10%          5.83%
Portfolio turnover *                       42.47%         72.80%         64.26%          70.31%         42.47%         72.80%
=============================================================================================================================

                                          CLASS B SHARES
                                     YEAR ENDED     PERIOD ENDED
NATIONWIDE BOND FUND                 OCTOBER 31,    OCTOBER 31,
                                        1999          1998(A)
=================================================================
NET ASSET VALUE -
     BEGINNING OF PERIOD            $       9.75   $        9.52
                                    -------------  --------------

Investment Activities:
Net investment income (loss)                0.47            0.23
Net realized and unrealized gains
     (losses) on investments               (0.67)           0.23
                                    -------------  --------------
     Total investment activities           (0.20)           0.46
                                    -------------  --------------

DISTRIBUTIONS:
Net investment income                      (0.47)          (0.23)
                                    -------------  --------------
     Total distributions                   (0.47)          (0.23)
                                    -------------  --------------
Net increase (decrease)
     in net asset value                    (0.67)           0.23
                                    -------------  --------------

NET ASSET VALUE -
     END OF PERIOD                  $       9.08   $        9.75
                                    =============  ==============

     Total Return
     (excluding sales charge)             (2.07%)        4.85%(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)  $      1,662   $         490
Ratio of expenses to
    average net assets                      1.68%        1.81%(d)
Ratio of net investment income
     to average net assets                  5.07%        4.93%(d)
Portfolio turnover *                       64.26%          70.31%
=================================================================

                                            CLASS C SHARES                                CLASS D SHARES
                                              PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                2001(B)          2001           2000           1999          1998(A)
======================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD        $        9.19   $       8.76   $       9.09   $       9.76   $       9.49
INVESTMENT ACTIVITIES:
Net investment income (loss)                          0.25           0.54           0.59           0.55           0.57
Net realized and unrealized gains (losses)
    on investments                                    0.40           0.84          (0.33)         (0.67)          0.27
    Total investment activities                       0.65           1.38           0.26          (0.12)          0.84
DISTRIBUTIONS:
Net investment income                                (0.25)         (0.55)         (0.59)         (0.55)         (0.57)
     Total distributions                             (0.25)         (0.55)         (0.59)         (0.55)         (0.57)
Net increase (decrease) in net asset value            0.40           0.83          (0.33)         (0.67)          0.27

NET ASSET VALUE - END OF PERIOD              $        9.59   $       9.59   $       8.76   $       9.09   $       9.76
     Total Return (excluding sales charge)         7.25%(c)         16.23%          2.97%        (1.24%)          9.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)           $         162   $    132,034   $    108,413   $    125,451   $    134,822
Ratio of expenses to average net assets            1.74%(d)          0.92%          0.83%          0.83%          0.78%
Ratio of net investment income to average
     net assets                                    4.77%(d)          5.94%          6.62%          5.86%          5.93%
Portfolio turnover*                                  42.47%         42.47%         72.80%         64.26%         70.31%
======================================================================================================================


                                              YEAR ENDED
                                              OCTOBER 31,
                                                 1997
==========================================================
NET ASSET VALUE - BEGINNING OF PERIOD        $       9.34
INVESTMENT ACTIVITIES:
Net investment income (loss)                         0.60
Net realized and unrealized gains (losses)
    on investments                                   0.15
    Total investment activities                      0.75
DISTRIBUTIONS:
Net investment income                               (0.60)
     Total distributions                            (0.60)
Net increase (decrease) in net asset value           0.15

NET ASSET VALUE - END OF PERIOD              $       9.49
     Total Return (excluding sales charge)           8.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)           $    124,404
Ratio of expenses to average net assets              0.72%
Ratio of net investment income to average
     net assets                                      6.43%
Portfolio turnover*                                 70.63%
==========================================================

 *  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) Shares first offered to public on May 11, 1998. Upon a trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(c) Not annualized.
(d) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.


36   N A T I O N W I D E

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
                                    SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                         CLASS A SHARES                                 CLASS B SHARES
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED    YEAR ENDED     YEAR ENDED
NATIONWIDE GOVERNMENT BOND FUND      OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
=============================================================================================================================
                                            2001           2000           1999          1998(A)          2001           2000
NET ASSET VALUE -
     BEGINNING OF PERIOD            $      10.00   $       9.89   $      10.56   $       10.24   $      10.00   $       9.89
                                    -------------  -------------  -------------  --------------  -------------  -------------

INVESTMENT ACTIVITIES:
Net investment income (loss)                0.53           0.57           0.51            0.26           0.47           0.51
Net realized and unrealized gains
     (losses) on investments                0.95           0.13          (0.62)           0.32           0.94           0.13
                                    -------------  -------------  -------------  --------------  -------------  -------------
     Total investment activities            1.48           0.70          (0.11)           0.58           1.41           0.64
                                    -------------  -------------  -------------  --------------  -------------  -------------

DISTRIBUTIONS:
Net investment income                      (0.53)         (0.57)         (0.51)          (0.26)         (0.47)         (0.51)
                                    -------------  -------------  -------------  --------------  -------------  -------------
Net realized gains                             -          (0.02)         (0.05)              -              _          (0.02)
                                    -------------  -------------  -------------  --------------  -------------  -------------
     Total distributions                   (0.53)         (0.59)         (0.56)          (0.26)         (0.47)         (0.53)
                                    -------------  -------------  -------------  --------------  -------------  -------------
Net increase (decrease)
     in net asset value                     0.95           0.11          (0.67)           0.32           0.94           0.11
                                    -------------  -------------  -------------  --------------  -------------  -------------

NET ASSET VALUE -
     END OF PERIOD                  $      10.95   $      10.00   $       9.89   $       10.56   $      10.94   $      10.00
                                    =============  =============  =============  ==============  =============  =============
     Total Return
     (excluding sales charge)              15.21%          7.40%        (1.05%)        5.69%(c)         14.41%          6.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)  $     57,336   $     54,796   $     49,601   $         332   $      4,024   $      1,129
Ratio of expenses to
     average net assets                     0.99%          0.99%          0.99%        1.04%(d)          1.64%          1.63%
Ratio of net investment income
     to average net assets                  5.12%          5.84%          5.13%        5.10%(d)          4.27%          5.19%
Ratio of expenses to
     average net assets*                    1.20%          1.05%          1.15%        1.17%(d)          1.68%          1.63%
Portfolio turnover**                      159.68%         07.86%         51.86%          59.52%        159.68%        107.86%
=============================================================================================================================

                                     YEAR ENDED     PERIOD ENDED
NATIONWIDE GOVERNMENT BOND FUND      OCTOBER 31,    OCTOBER 31,
=================================================================
                                            1999          1998(A)
NET ASSET VALUE -
     BEGINNING OF PERIOD            $      10.55   $       10.24
                                    -------------  --------------

INVESTMENT ACTIVITIES:
Net investment income (loss)                0.45            0.23
Net realized and unrealized gains
     (losses) on investments               (0.61)           0.31
                                    -------------  --------------
     Total investment activities           (0.16)           0.54
                                    -------------  --------------

DISTRIBUTIONS:
Net investment income                      (0.45)          (0.23)
                                    -------------  --------------
Net realized gains                         (0.05)              _
                                    -------------  --------------
     Total distributions                   (0.50)          (0.23)
                                    -------------  --------------
Net increase (decrease)
     in net asset value                    (0.66)           0.31
                                    -------------  --------------

NET ASSET VALUE -
     END OF PERIOD                  $       9.89   $       10.55
                                    =============  ==============
     Total Return
     (excluding sales charge)             (1.57%)        5.29%(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)  $      1,148   $         297
Ratio of expenses to
     average net assets                     1.64%        1.64%(d)
Ratio of net investment income
     to average net assets                  4.44%        4.59%(d)
Ratio of expenses to
     average net assets*                    1.65%        1.86%(d)
Portfolio turnover**                       51.86%          59.52%
=================================================================

                                             CLASS C SHARES                               CLASS D SHARES
                                              PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                2001(B)          2001           2000           1999          1998(A)
=======================================================================================================================

NET ASSET VALUE - BEGINNING OF PERIOD        $       10.47   $      10.01   $       9.89   $      10.57   $      10.31
                                             --------------  -------------  -------------  -------------  -------------

INVESTMENT ACTIVITIES:
Net investment income (loss)                          0.24           0.55           0.59           0.53           0.56
Net realized and unrealized gains (losses)
     on investments                                   0.47           0.95           0.14          (0.63)          0.34
                                             --------------  -------------  -------------  -------------  -------------
     Total investment activities                      0.71           1.50           0.73          (0.10)          0.90
                                             --------------  -------------  -------------  -------------  -------------

DISTRIBUTIONS:
Net investment income                                (0.24)         (0.55)         (0.59)         (0.53)         (0.56)
Net realized gains                                       -              -          (0.02)         (0.05)         (0.08)
                                             --------------  -------------  -------------  -------------  -------------
     Total distributions                             (0.24)         (0.55)         (0.61)         (0.58)         (0.64)
                                             --------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net asset value            0.47           0.95           0.12          (0.68)          0.26
                                             --------------  -------------  -------------  -------------  -------------
NET ASSET VALUE-END OF PERIOD                $       10.94   $      10.96   $      10.01   $       9.89   $      10.57
                                             ==============  =============  =============  =============  =============
     Total Return (excluding sales charge)         6.89%(c)         15.43%          7.73%        (0.93%)          9.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)           $         449   $    124,117   $     55,812   $     52,260   $     50,849
Ratio of expenses to average net assets            1.64%(d)          0.79%          0.78%          0.79%          0.92%
Ratio of net investment income to average
     net assets                                    4.20%(d)          5.24%          6.03%          5.24%          5.43%
Ratio of expenses to average net assets*           1.73%(d)          0.90%          0.78%          0.81%          1.03%
Portfolio turnover**                                159.68%        159.68%        107.86%         51.86%         59.52%
=======================================================================================================================

                                              YEAR ENDED
                                              OCTOBER 31,
                                                 1997
==========================================================
NET ASSET VALUE - BEGINNING OF PERIOD        $      10.04
                                             -------------

INVESTMENT ACTIVITIES:
Net investment income (loss)                         0.59
Net realized and unrealized gains (losses)
     on investments                                  0.27
                                             -------------
     Total investment activities                     0.86
                                             -------------

DISTRIBUTIONS:
Net investment income                               (0.59)
Net realized gains                                      -
                                             -------------
     Total distributions                            (0.59)
                                             -------------
Net increase (decrease) in net asset value           0.27
                                             -------------
NET ASSET VALUE-END OF PERIOD                $      10.31
                                             =============
     Total Return (excluding sales charge)           8.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)           $     41,328
Ratio of expenses to average net assets              1.07%
Ratio of net investment income to average
     net assets                                      5.85%
Ratio of expenses to average net assets*             1.22%
Portfolio turnover**                                26.58%
==========================================================

  * During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) Shares first offered to public on May 11, 1998. Upon a trust reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(c) Not annualized.
(d) Annualized.

See notes to financial statements.


                                                        N A T I O N W I D E   37

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
                                          SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                           CLASS A SHARES                                CLASS B SHARES
NATIONWIDE TAX-FREE                   YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED    YEAR ENDED     YEAR ENDED
INCOME FUND                           OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                         2001           2000           1999          1998(A)          2001           2000
==============================================================================================================================
NET ASSET VALUE -
     BEGINNING OF PERIOD             $      10.04   $       9.79   $      10.65   $       10.48   $      10.03   $       9.78
                                     -------------  -------------  -------------  --------------  -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                 0.46           0.50           0.49            0.23           0.40           0.44
Net realized and unrealized gains
     (losses) on investments                 0.49           0.25          (0.82)           0.17           0.49           0.25
                                     -------------  -------------  -------------  --------------  -------------  -------------
     Total investment activities             0.95           0.75          (0.33)           0.40           0.89           0.69
                                     -------------  -------------  -------------  --------------  -------------  -------------
DISTRIBUTIONS:
Net investment income                       (0.48)         (0.50)         (0.49)          (0.23)         (0.42)         (0.41)
In excess of net investment income              -              -              -               -              -          (0.03)
Net realized gains                              -              -          (0.04)              -              -              -
                                     -------------  -------------  -------------  --------------  -------------  -------------
     Total distributions                    (0.48)         (0.50)         (0.53)          (0.23)         (0.42)         (0.44)
                                     -------------  -------------  -------------  --------------  -------------  -------------
Net increase (decrease)
     in net asset value                      0.47           0.25          (0.86)           0.17           0.47           0.25
                                     -------------  -------------  -------------  --------------  -------------  -------------
NET ASSET VALUE -
     END OF PERIOD                   $      10.51   $      10.04   $       9.79   $       10.65   $      10.50   $      10.03
                                     =============  =============  =============  ==============  =============  =============
     Total Return
     (excluding sales charge)                9.70%          7.90%        (3.26%)        3.86%(c)          9.06%          7.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)   $      5,837   $      3,792   $      2,383   $         601   $      5,592   $      4,601
Ratio of expenses to
     average net assets                      1.00%          0.94%          0.96%        1.06%(d)          1.60%          1.55%
Ratio of net investment income
     to average net assets                   4.56%          5.09%          4.73%        4.50%(d)          3.96%          4.50%
Portfolio turnover**                         7.29%          7.08%         42.26%          28.88%          7.29%          7.08%
==============================================================================================================================

NATIONWIDE TAX-FREE                   YEAR ENDED     PERIOD ENDED
INCOME FUND                           OCTOBER 31,    OCTOBER 31,
                                         1999          1998(A)
==================================================================
NET ASSET VALUE -
     BEGINNING OF PERIOD             $      10.66   $       10.48
                                     -------------  --------------

INVESTMENT ACTIVITIES:
Net investment income (loss)                 0.42            0.20
Net realized and unrealized gains
     (losses) on investments                (0.83)           0.18
                                     -------------  --------------
     Total investment activities            (0.41)           0.38
                                     -------------  --------------
DISTRIBUTIONS:
Net investment income                       (0.43)          (0.20)
In excess of net investment income              -               -
Net realized gains                          (0.04)              -
                                     -------------  --------------
     Total distributions                    (0.47)          (0.20)
                                     -------------  --------------
Net increase (decrease)
     in net asset value                     (0.88)           0.18
                                     -------------  --------------

NET ASSET VALUE -
     END OF PERIOD                   $       9.78   $       10.66
                                     =============  ==============
     Total Return
     (excluding sales charge)              (4.02%)        3.66%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)   $      3,746   $       1,477
Ratio of expenses to
     average net assets                      1.56%        1.66%(d)
Ratio of net investment income
     to average net assets                   4.12%        3.94%(d)
Portfolio turnover**                        42.26%          28.88%
==================================================================

                                                           CLASS C SHARES                                CLASS D SHARES
                                                             PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                             OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                               2001(B)          2001           2000           1999
=======================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                       $       10.32   $      10.03   $       9.78   $      10.66
                                                            --------------  -------------  -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         0.22           0.49           0.53           0.51
Net realized and unrealized gains (losses) on investments            0.16           0.49           0.25          (0.84)
                                                            --------------  -------------  -------------  -------------
     Total investment activities                                     0.38           0.98           0.78          (0.33)
                                                            --------------  -------------  -------------  -------------
DISTRIBUTIONS:
Net investment income                                               (0.22)         (0.51)         (0.50)         (0.51)
In excess of net investment income                                      -              -          (0.03)             -
Net realized gains                                                      -              -              -          (0.04)
                                                            --------------  -------------  -------------  -------------
     Total distributions                                            (0.22)         (0.51)         (0.53)         (0.55)
                                                            --------------  -------------  -------------  -------------
Net increase (decrease) in net asset value                           0.16           0.47           0.25          (0.88)
NET ASSET VALUE - END OF PERIOD                             $       10.48   $      10.50   $      10.03   $       9.78
                                                            ==============  =============  =============  =============
     Total Return (excluding sales charge)                        3.73%(c)          9.99%          8.18%        (3.21%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                          $         115   $    202,942   $    204,337   $    226,270
Ratio of expenses to average net assets                           1.62%(d)          0.75%          0.70%          0.71%
Ratio of net investment income to average net assets              3.98%(d)          4.82%          5.35%          4.93%
Ratio of expenses to average net assets*                               (e)            (e)          0.70%          0.71%
Portfolio turnover**                                                 7.29%          7.29%          7.08%         42.26%
=======================================================================================================================

                                                             YEAR ENDED     YEAR ENDED
                                                             OCTOBER 31,    OCTOBER 31,
                                                               1998(A)         1997
NET ASSET VALUE - BEGINNING OF PERIOD                       $      10.51   $      10.24
                                                            -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        0.50           0.50
Net realized and unrealized gains (losses) on investments           0.23           0.27
                                                            -------------  -------------
     Total investment activities                                    0.73           0.77
                                                            -------------  -------------
DISTRIBUTIONS:
Net investment income                                              (0.50)         (0.50)
In excess of net investment income                                     -              -
Net realized gains                                                 (0.08)             -
                                                            -------------  -------------
     Total distributions                                           (0.58)         (0.50)
                                                            -------------  -------------
Net increase (decrease) in net asset value                          0.15           0.27
NET ASSET VALUE - END OF PERIOD                             $      10.66   $      10.51
                                                            =============  =============
     Total Return (excluding sales charge)                          7.09%          7.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                          $    263,662   $    256,486
Ratio of expenses to average net assets                             0.85%          0.96%
Ratio of net investment income to average net assets                4.73%          4.85%
Ratio of expenses to average net assets*                            0.93%          1.11%
Portfolio turnover**                                               28.88%         39.49%

  * During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) Shares first offered to public on May 11, 1998. Upon a trust reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(c) Not annualized.
(d) Annualized.
(e) There were no fee reductions in this period.
See notes to financial statements.


38   N A T I O N W I D E

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------
                             SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                                   CLASS A SHARES               CLASS B SHARES
NATIONWIDE HIGH YIELD BOND FUND                              YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                             OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                2001          2000(A)          2001          2000(A)
=======================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                       $       7.96   $       10.00   $       7.96   $       10.00
                                                            -------------  --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        0.84            0.86           0.78            0.80
Net realized and unrealized gains (losses) on investments          (1.10)          (2.04)         (1.10)          (2.04)
                                                            -------------  --------------  -------------  --------------
     Total investment activities                                   (0.26)          (1.18)         (0.32)          (1.24)
                                                            -------------  --------------  -------------  --------------

DISTRIBUTIONS:
Net investment income                                              (0.84)          (0.86)         (0.78)          (0.80)
     Total distributions                                           (0.84)          (0.86)         (0.78)          (0.80)
                                                            -------------  --------------  -------------  --------------
Net increase (decrease) in net asset value                         (1.10)          (2.04)         (1.10)          (2.04)
                                                            -------------  --------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                             $       6.86   $        7.96   $       6.86   $        7.96
                                                            =============  ==============  =============  ==============

    Total Return (excluding sales charge)                         (3.59%)     (12.48%)(c)        (4.31%)       13.02%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                          $      2,801   $       2,804   $        244   $         188
Ratio of expenses to average net assets                             0.95%        0.95%(d)          1.70%        1.70%(d)
Ratio of net investment income to average net assets               11.10%       12.35%(d)         10.35%       13.09%(d)
Ratio of expenses to average net assets*                            1.11%        1.15%(d)          2.43%        3.46%(d)
Portfolio turnover **                                              83.79%          76.93%         83.79%          76.93%
========================================================================================================================

                                                                               INSTITUTIONAL SERVICE
                                                            CLASS C SHARES          CLASS SHARES
                                                             PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                             OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                               2001(B)          2001          2000(A)
=========================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                       $        8.07   $       8.01   $       10.00
                                                            --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         0.40           0.87            0.87
Net realized and unrealized gains (losses) on investments           (1.21)         (1.10)          (1.99)
                                                            --------------  -------------  --------------
     Total investment activities                                    (0.81)         (0.23)          (1.12)
                                                            --------------  -------------  --------------

DISTRIBUTIONS:
Net investment income                                               (0.40)         (0.86)          (0.87)
                                                            --------------  -------------  --------------
     Total distributions                                            (0.40)         (0.86)          (0.87)
                                                            --------------  -------------  --------------
Net increase (decrease) in net asset value                          (1.21)         (1.09)          (1.99)
                                                            --------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                             $        6.86   $       6.92   $        8.01
                                                            --------------  -------------  --------------

     Total Return (excluding sales charge)                     (10.15%)(c)        (3.19%)     (11.80%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                          $           5   $     85,885   $      88,639
Ratio of expenses to average net assets                           1.70%(d)          0.70%        0.70%(d)
Ratio of net investment income to average net assets             10.05%(d)         11.30%       11.46%(d)
Ratio of expenses to average net assets*                          8.58%(d)          0.76%        0.83%(d)
Portfolio turnover **                                               83.79%         83.79%          76.93%
=========================================================================================================

  * During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(c) Not annualized.
(d) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        N A T I O N W I D E   39

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------
                             SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                                                              INSTITUTIONAL SERVICE
                                                                  CLASS A SHARES                   CLASS SHARES
NATIONWIDE MORLEY ENHANCED INCOME FUND                       YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                             OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                2001          2000(A)          2001          2000(A)
========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                       $       9.90   $       10.00   $       9.90   $       10.00
                                                            -------------  --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        0.52            0.48           0.54            0.49
Net realized and unrealized gains (losses) on investments          (0.20)          (0.10)         (0.19)          (0.10)
                                                            -------------  --------------  -------------  --------------
     Total investment activities                                    0.32            0.38           0.35            0.39
                                                            -------------  --------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                              (0.52)          (0.48)         (0.54)          (0.49)
                                                            -------------  --------------  -------------  --------------
     Total distributions                                           (0.52)          (0.48)         (0.54)          (0.49)
                                                            -------------  --------------  -------------  --------------
Net increase (decrease) in net asset value                         (0.20)          (0.10)         (0.19)          (0.10)
                                                            -------------  --------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                             $       9.70   $        9.90   $       9.71   $        9.90
                                                            =============  ==============  =============  ==============

     Total Return (excluding sales charge)                          3.26%        3.86%(b)          3.57%        4.02%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                          $        629   $         368   $     11,593   $      11,614
Ratio of expenses to average net assets                             0.90%        0.90%(c)          0.70%        0.70%(c)
Ratio of net investment income to average net assets                5.18%        5.90%(c)          5.45%        5.96%(c)
Ratio of expenses to average net assets*                            1.51%        2.63%(c)          1.44%        1.73%(c)
Portfolio turnover **                                              46.50%           4.42%         46.50%           4.42%
========================================================================================================================

                                                             INSTITUTIONAL CLASS SHARES
                                                             YEAR ENDED     PERIOD ENDED
                                                             OCTOBER 31,    OCTOBER 31,
                                                                2001          2000(A)
=========================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                       $       9.89   $       10.00
                                                            -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        0.56            0.51
Net realized and unrealized gains (losses) on investments          (0.19)          (0.11)
                                                            -------------  --------------
     Total investment activities                                    0.37            0.40
                                                            -------------  --------------
DISTRIBUTIONS:
Net investment income                                              (0.56)          (0.51)
                                                            -------------  --------------
     Total distributions                                           (0.56)          (0.51)
                                                            -------------  --------------
Net increase (decrease) in net asset value                         (0.19)          (0.11)
                                                            -------------  --------------
NET ASSET VALUE - END OF PERIOD                             $       9.70   $        9.89
                                                            =============  ==============
     Total Return (excluding sales charge)                          3.83%        4.16%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                          $     10,144   $         497
Ratio of expenses to average net assets                             0.45%        0.45%(c)
Ratio of net investment income to average net assets                5.39%        6.44%(c)
Ratio of expenses to average net assets*                            0.98%        2.13%(c)
Portfolio turnover **                                              46.50%           4.42%
=========================================================================================

  * During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) For the period from December 29, 1999 (commencement of operations) through October
    31, 2000.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.


40   N A T I O N W I D E

FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------
                         SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                                  SERVICE CLASS SHARES
NATIONWIDE MONEY MARKET FUND                            YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                        OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                           2001           2000          1999(A)
===================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                  $       1.00   $       1.00   $        1.00
                                                       -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                   0.04           0.06            0.04
                                                       -------------  -------------  --------------
      Total investment activities                              0.04           0.06            0.04
                                                       -------------  -------------  --------------

DISTRIBUTIONS:
Net investment income                                         (0.04)         (0.06)          (0.04)
                                                       -------------  -------------  --------------
     Total distributions                                      (0.04)         (0.06)          (0.04)
                                                       -------------  -------------  --------------
Net increase (decrease) in net asset value                        -              -               -
                                                       -------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                        $       1.00   $       1.00   $        1.00
                                                       =============  =============  ==============

     Total Return                                              4.15%          5.64%        3.69%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                     $    440,874   $    256,221   $      22,295
Ratio of expenses to average net assets                        0.75%          0.75%        0.64%(d)
Ratio of net investment income to average net assets           3.85%          5.68%        4.74%(d)
Ratio of expenses to average net assets*                       0.91%          0.86%        0.79%(d)
===================================================================================================

                                                                                     PRIME SHARES
                                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                        OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                           2001           2000         1999 (B)         1998           1997
================================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                       -------------  -------------  -------------  -------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                   0.04           0.06           0.05           0.05           0.05
                                                       -------------  -------------  -------------  -------------  -------------
     Total investment activities                               0.04           0.06           0.05           0.05           0.05
                                                       -------------  -------------  -------------  -------------  -------------

DISTRIBUTIONS:
Net investment income                                         (0.04)         (0.06)         (0.05)         (0.05)         (0.05)
                                                       -------------  -------------  -------------  -------------  -------------
     Total distributions                                      (0.04)         (0.06)         (0.05)         (0.05)         (0.05)
                                                       -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net asset value                        -              -              -              -              -
                                                       -------------  -------------  -------------  -------------  -------------
NET ASSET VALUE - END OF PERIOD                        $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                       =============  =============  =============  =============  =============

     Total Return                                              4.22%          5.74%          4.61%          5.15%          5.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                     $  1,385,774   $  1,241,194   $  1,345,342   $  1,048,689   $    820,657
Ratio of expenses to average net assets                        0.68%          0.65%          0.61%          0.59%          0.59%
Ratio of net investment income to average net assets           4.10%          5.58%          4.52%          4.96%          4.96%
Ratio of expenses to average net assets*                         (e)          0.65%          0.61%          0.64%          0.64%
================================================================================================================================

  * During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period from January 4, 1999 (commencement of operations) through October 31, 1999.
(b) As of January 4, 1999, the existing shares of the Fund were renamed Prime Shares.
(c) Not annualized.
(d) Annualized.
(e) There were no fee reductions in this period.

See notes to financial statements.


                                                        N A T I O N W I D E   41

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

 1. ORGANIZATION

Nationwide Mutual Funds ("NMF" or the "Trust") is an open-end management investment company. At a regular quarterly meeting of the Board of Trustees on September 27, 2001, the Board considered and approved a name change of the Trust from NMF to Gartmore Mutual Funds which is expected to occur on or about January 25, 2002. NMF was created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 31, 1997, as subsequently amended, and is registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust operates thirty-two separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually a "Fund", collectively the "Funds").

-    Nationwide Bond Fund (Bond)

- Nationwide Government Bond Fund (Government Bond) (formerly known as Nationwide Intermediate U.S. Government Bond Fund)

-    Nationwide Tax-Free Income Fund (Tax-Free Income)

-    Nationwide High Yield Bond Fund (High Yield Bond)

- Nationwide Morley Enhanced Income Fund (Morley Enhanced Income) (formerly known as Morley Enhanced Income Fund)

-    Nationwide Money Market Fund (Money Market)


2. REORGANIZATION

The Government Bond Fund and the Nationwide Long-Term U.S. Government Bond Fund (Long-Term U.S. Government Bond) entered into a Plan of Reorganization pursuant to which all of the assets and liabilities of the Long-Term U.S. Government Bond Fund were transferred to the Government Bond Fund in exchange for shares of the Government Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on August 26, 2001, and was approved by shareholders of the Government Bond and Long-Term U.S. Government Bond Funds at a Special Meeting of Shareholders held on March 9, 2001. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation/(depreciation) immediately before and after the reorganization:

                                                                                 AFTER
                                               BEFORE REORGANIZATION         REORGANIZATION
                                        ----------------------------------  ----------------
                                        LONG-TERM U.S.
                                        GOVERNMENT BOND   GOVERNMENT BOND   GOVERNMENT BOND
                                        ----------------  ----------------  ----------------
CLASS A SHARES
  Shares                                         240,382         5,206,566         5,468,744
  Net Assets                            $      2,765,986  $     54,909,737  $     57,675,723
  Net Asset Value                       $          11.51  $          10.55  $          10.55

CLASS B SHARES
  Shares                                         175,205           167,414           358,648
  Net Assets                            $      2,015,612  $      1,764,953  $      3,780,565
  Net Asset Value                       $          11.50  $          10.54  $          10.54

CLASS C SHARES
  Shares                                               -            39,630            39,630
  Net Assets                            $              -  $        417,344  $        417,344
  Net Asset Value                       $              -  $          10.53  $          10.53

CLASS D SHARES
  Shares                                       2,216,204         7,790,743        10,208,842
  Net Assets                            $     25,511,073  $     82,199,123  $    107,710,196
  Net Asset Value                       $          11.51  $          10.55  $          10.55

UNREALIZED APPRECIATION (DEPRECIATION)  $      1,774,792  $      3,579,783  $      5,354,575

The Government Bond Fund retained its investment objective and financial history after the reorganization.


42    N A T I O N W I D E           continue

NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

3. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     (A)  SECURITY VALUATION

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds' Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be "short-term" and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees.

Investments of the Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

     (B)  REPURCHASE AGREEMENTS

The Funds may acquire repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer'' (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian, or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

     (C)  FUTURES

Certain Funds may invest in financial futures contracts ("futures contracts") for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin'', are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase'' of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

     (D)  SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the date the security is purchased or sold ("trade date''). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

     (E)  FEDERAL INCOME TAXES

Each Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code, and to distribute substantially all taxable income, if any, to its shareholders. Therefore no provision has been made for federal income taxes as it is the intention of the Funds to continue such qualification. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders and will be retained by the applicable Fund.


                                   continued            N A T I O N W I D E   43

NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

     (F)  DISTRIBUTIONS TO SHAREHOLDERS

Net investment income is declared and recorded daily and paid monthly. Distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital.

     (G)  EXPENSES

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the Trust in relation to the net assets of each fund or on another reasonable basis. Once expenses are charged to a Fund, they are allocated to the classes based on total settled shares outstanding of each class. Expenses specific to a class are charged to that class.


44   N A T I O N W I D E            continued

NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


     (H)  CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Funds were as follows:

                                                                       BOND                     GOVERNMENT BOND
                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                            OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
CAPITAL TRANSACTIONS:                                          2001           2000           2001           2000
=====================================================================================================================
CLASS A SHARES
    Proceeds from shares issued                            $  2,472,508   $  1,691,503   $ 31,837,975   $ 24,991,229
    Proceeds from shares issued in connection with merger             -              -      2,765,986              -
    Dividends reinvested                                        219,048        179,043      3,509,326      2,935,536
    Cost of shares redeemed                                  (1,744,101)    (1,466,779)   (40,739,601)   (23,416,090)
                                                           -------------  -------------  -------------  -------------
                                                                947,455        403,767     (2,626,314)     4,510,675
                                                           -------------  -------------  -------------  -------------
CLASS B SHARES
    Proceeds from shares issued                               1,297,414        547,000      2,106,713        171,643
    Proceeds from shares issued in connection with merger             -              -      2,015,612              -
    Dividends reinvested                                        101,956         88,496        234,316         43,895
    Cost of shares redeemed                                    (385,138)      (529,058)    (1,588,542)      (249,613)
                                                           -------------  -------------  -------------  -------------
                                                              1,014,232        106,438      2,768,099        (34,075)
                                                           -------------  -------------  -------------  -------------
CLASS C SHARES
    Proceeds from shares issued                               156,192(a)             -      422,558(a)             -
    Dividends reinvested                                        2,147(a)             -        7,711(a)             -
    Cost of shares redeemed                                   (3,135)(a)             -      (7,516)(a)             -
                                                           -------------  -------------  -------------  -------------
                                                                155,204              -        422,753              -
                                                           -------------  -------------  -------------  -------------
CLASS D SHARES
    Proceeds from shares issued                              33,088,857     13,279,160     58,869,459     15,948,995
    Proceeds from shares issued in connection with merger             -              -     25,511,073              -
    Dividends reinvested                                      6,183,641      6,024,531      5,523,777      2,467,838
    Cost of shares redeemed                                 (26,275,009)   (31,981,807)   (29,486,857)   (15,482,220)
                                                           -------------  -------------  -------------  -------------
                                                             12,997,489    (12,678,116)    60,417,452      2,934,613
                                                           -------------  -------------  -------------  -------------
Change in net assets from capital transactions             $ 15,114,380   $(12,167,911)  $ 60,981,990   $  7,411,213
                                                           =============  =============  =============  =============
=====================================================================================================================
                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                            OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
SHARE TRANSACTIONS:                                              2001           2000           2001           2000
=====================================================================================================================
CLASS A SHARES
    Issued                                                      267,016        189,488      2,770,597      2,547,180
    Issued in connection with merger                                  -              -        262,179              -
    Reinvested                                                   24,096         20,214        308,557        299,553
    Redeemed                                                   (187,826)      (165,439)    (3,584,600)    (2,385,094)
                                                           -------------  -------------  -------------  -------------
                                                                103,286         44,263       (243,267)       461,639
                                                           -------------  -------------  -------------  -------------
CLASS B SHARES
    Issued                                                      142,297         61,635        109,541         17,480
    Issued in connection with merger                                  -              -        191,235              -
    Reinvested                                                   11,219          9,956          5,951          4,481
    Redeemed                                                    (42,213)       (59,557)       (51,769)       (25,253)
                                                           -------------  -------------  -------------  -------------
                                                                111,303         12,034        254,958         (3,292)
                                                           -------------  -------------  -------------  -------------
CLASS C SHARES
    Issued                                                     16,979(a)             -       40,988(a)             -
    Reinvested                                                    231(a)             -          737(a)             -
    Redeemed                                                    (342)(a)             -        (704)(a)             -
                                                           -------------  -------------  -------------  -------------
                                                                 16,868              -         41,021              _
                                                           -------------  -------------  -------------  -------------
CLASS D SHARES
    Issued                                                    3,598,494      1,493,691      4,649,589      1,621,080
    Issued in connection with merger                                  -              -      2,418,099              -
    Reinvested                                                  679,407        678,938        325,547        251,754
    Redeemed                                                 (2,885,656)    (3,599,361)    (1,642,219)    (1,578,612)
                                                           -------------  -------------  -------------  -------------
                                                              1,392,245     (1,426,732)     5,751,016        294,222
                                                           -------------  -------------  -------------  -------------
Total change in shares                                        1,623,702     (1,370,435)     5,803,728        752,569
                                                           =============  =============  =============  =============
=====================================================================================================================

(a)  For the eriod from March 1, 2001 (commencement of operations) through October 31, 2001.


                                    continued           N A T I O N W I D E   45

NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

                                                     TAX-FREE INCOME
                                                 YEAR ENDED     YEAR ENDED
                                                 OCTOBER 31,    OCTOBER 31,
CAPITAL TRANSACTIONS:                               2001           2000
============================================================================
CLASS A SHARES
    Proceeds from shares issued                 $  2,110,771   $  1,869,374
    Dividends reinvested                             157,524         75,381
    Cost of shares redeemed                         (419,140)      (590,234)
                                                -------------  -------------
                                                   1,849,155      1,354,521
                                                -------------  -------------
CLASS B SHARES
Proceeds from shares issued                        1,653,600      1,333,025
Dividends reinvested                                 138,199        119,301
Cost of shares redeemed                             (471,387)    (1,237,163)
                                                -------------  -------------
                                                   1,320,412        215,163
                                                -------------  -------------
CLASS C SHARES
Proceeds from shares issued                        113,366(a)             -
Dividends reinvested                                   168(a)             -
Cost of shares redeemed                              (120)(a)             -
                                                -------------  -------------
                                                     113,414              -
                                                -------------  -------------
CLASS D SHARES
Proceeds from shares issued                        7,548,554      7,684,349
Dividends reinvested                               7,288,484      7,321,507
Cost of shares redeemed                          (25,645,328)   (42,002,022)
                                                -------------  -------------
                                                 (10,808,290)   (26,996,166)
                                                -------------  -------------
Change in net assets from capital transactions  $ (7,525,309)  $(25,426,482)
                                                =============  =============
============================================================================

                                                 YEAR ENDED     YEAR ENDED
                                                 OCTOBER 31,    OCTOBER 31,
SHARE TRANSACTIONS:                                  2001           2000
============================================================================
CLASS A SHARES
    Issued                                           203,035        186,980
    Reinvested                                        15,332          7,642
    Redeemed                                         (40,701)       (60,274)
                                                -------------  -------------
                                                     177,666        134,348
                                                -------------  -------------
CLASS B SHARES
    Issued                                           160,010        135,836
    Reinvested                                        13,490         12,139
    Redeemed                                         (45,856)      (126,094)
                                                -------------  -------------
                                                     127,644         21,881
                                                -------------  -------------
CLASS C SHARES
    Issued                                          11,002(a)             -
    Reinvested                                          16(a)             -
    Redeemed                                          (12)(a)             -
                                                -------------  -------------
                                                      11,006              -
                                                -------------  -------------
CLASS D SHARES
    Issued                                           732,863        783,033
    Reinvested                                       709,399        745,747
    Redeemed                                      (2,491,102)    (4,280,848)
                                                -------------  -------------
                                                  (1,048,840)    (2,752,068)
                                                -------------  -------------
Total change in shares                              (732,524)    (2,595,839)
                                                =============  =============
============================================================================

(a)  For the period from March 1, 2001 (commencement of operations) through October 31, 2001.


46   N A T I O N W I D E           continued

NOTES TO FINANCIAL STATEMENTS CONTINUED
-----------------------------------------------------------------------------
                                OCTOBER 31, 2001

                                                      HIGH-YIELD BOND
                                                 YEAR ENDED     PERIOD ENDED
                                                 OCTOBER 31,    OCTOBER 31,
CAPITAL TRANSACTIONS:                               2001          2000(A)
=============================================================================
CLASS A SHARES
    Proceeds from shares issued                 $  1,373,766   $   3,421,946
    Dividends reinvested                             367,871         172,927
    Cost of shares redeemed                       (1,245,261)       (262,441)
                                                -------------  --------------
                                                     496,376       3,332,432
                                                -------------  --------------
CLASS B SHARES
    Proceeds from shares issued                      124,053         226,368
    Dividends reinvested                               8,709           2,897
    Cost of shares redeemed                          (43,450)        (20,534)
                                                -------------  --------------
                                                      89,312         208,731
                                                -------------  --------------
CLASS C SHARES
    Proceeds from shares issued                      4,817(b)              -
    Dividends reinvested                                81(b)              -
                                                -------------  --------------
                                                       4,898               -
                                                -------------  --------------
INSTITUTIONAL SERVICE CLASS SHARES
    Proceeds from shares issued                            -     100,009,841
    Dividends reinvested                          10,272,920       8,100,828
                                                -------------  --------------
                                                  10,272,920     108,110,669
                                                -------------  --------------
Change in net assets from capital transactions  $ 10,863,506   $ 111,651,832
                                                =============  ==============
=============================================================================
                                                  YEAR ENDED     PERIOD ENDED
                                                  OCTOBER 31,    OCTOBER 31,
SHARE TRANSACTIONS:                                  2001          2000(A)
=============================================================================
CLASS A SHARES
    Issued                                           181,683         362,150
    Reinvested                                        48,882          19,315
    Redeemed                                        (174,734)        (28,969)
                                                -------------  --------------
                                                      55,831         352,496
                                                -------------  --------------
CLASS B SHARES
    Issued                                            16,501          25,578
    Reinvested                                         1,170             344
    Redeemed                                          (5,762)         (2,315)
                                                -------------  --------------
                                                      11,909          23,607
                                                -------------  --------------
CLASS C SHARES
    Issued                                             661(b)              -
    Reinvested                                          12(b)              -
                                                -------------  --------------
                                                         673               -
                                                -------------  --------------
INSTITUTIONAL SERVICE CLASS SHARES
    Issued                                                 -      10,178,445
    Reinvested                                     1,354,755         886,481
                                                -------------  --------------
                                                   1,354,755      11,064,926
                                                -------------  --------------
Total change in shares                             1,423,168      11,441,029
                                                =============  ==============
=============================================================================

(a) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.


                                   continued            N A T I O N W I D E   47

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

                                                    MORLEY ENHANCED INCOME
                                                 YEAR ENDED     PERIOD ENDED
                                                 OCTOBER 31,    OCTOBER 31,
CAPITAL TRANSACTIONS:                               2001          2000(A)
=============================================================================
CLASS A SHARES
    Proceeds from shares issued                 $    420,694   $     442,297
    Dividends reinvested                              23,576           7,005
    Cost of shares redeemed                         (172,364)        (80,360)
                                                -------------  --------------
                                                     271,906         368,942
                                                -------------  --------------
INSTITUTIONAL SERVICE CLASS SHARES
    Proceeds from shares issued                    3,902,448      16,958,124
    Dividends reinvested                             654,298         503,088
    Cost of shares redeemed                       (4,347,071)     (5,730,186)
                                                -------------  --------------
                                                     209,675      11,731,026
                                                -------------  --------------
INSTITUTIONAL CLASS SHARES
    Proceeds from shares issued                   12,849,889         529,607
    Dividends reinvested                             183,986           1,055
    Cost of shares redeemed                       (3,257,005)        (33,268)
                                                -------------  --------------
                                                   9,776,870         497,394
                                                -------------  --------------
Change in net assets from capital transactions  $ 10,258,451   $  12,597,362
                                                =============  ==============
=============================================================================
                                                 YEAR ENDED     PERIOD ENDED
                                                 OCTOBER 31,    OCTOBER 31,
SHARE TRANSACTIONS:                                  2001          2000(A)
=============================================================================
CLASS A SHARES
    Issued                                            42,739          44,620
    Reinvested                                         2,398             707
    Redeemed                                         (17,543)         (8,117)
                                                -------------  --------------
                                                      27,594          37,210
                                                -------------  --------------
INSTITUTIONAL SERVICE CLASS SHARES
    Issued                                           396,352       1,699,022
    Reinvested                                        66,418          50,712
    Redeemed                                        (441,536)       (576,537)
                                                -------------  --------------
                                                      21,234       1,173,197
                                                -------------  --------------
INSTITUTIONAL CLASS SHARES
    Issued                                         1,308,609          53,468
    Reinvested                                        18,758             106
    Redeemed                                        (332,002)         (3,358)
                                                -------------  --------------
                                                     995,365          50,216
                                                -------------  --------------
Total change in shares                             1,044,193       1,260,623
                                                =============  ==============
=============================================================================

(a)  For the period from December 29, 1999 (commencement of operations) through October 31, 2000.


48   N A T I O N W I D E           continued

NOTES TO FINANCIAL STATEMENTS CONTINUED
----------------------------------------------------------------------------------
                                OCTOBER 31, 2001

                                                          MONEY MARKET
                                                   YEAR ENDED        YEAR ENDED
                                                  OCTOBER 31,       OCTOBER 31,
CAPITAL TRANSACTIONS:                                 2001              2000
==================================================================================
SERVICE CLASS SHARES
    Proceeds from shares issued                 $ 1,159,081,951   $ 1,783,930,379
    Dividends reinvested                             13,677,572        62,743,395
    Cost of shares redeemed                        (988,075,054)   (1,950,813,723)
                                                ----------------  ----------------
                                                    184,684,469      (104,139,949)
                                                ----------------  ----------------
PRIME CLASS SHARES
    Proceeds from shares issued                   1,314,052,873       948,910,914
    Dividends reinvested                             55,934,508         7,183,343
    Cost of shares redeemed                      (1,225,309,580)     (722,166,861)
                                                ----------------  ----------------
                                                    144,677,801       233,927,396
                                                ----------------  ----------------
Change in net assets from capital transactions  $   329,362,270   $   129,787,447
                                                ================  ================
==================================================================================
                                                       YEAR ENDED  YEAR ENDED
                                                    OCTOBER 31,       OCTOBER 31,
SHARE TRANSACTIONS:                                    2001              2000
==================================================================================
SERVICE CLASS SHARES
    Issued                                        1,159,081,951     1,783,932,280
    Reinvested                                       13,677,572        62,741,387
    Redeemed                                       (988,075,054)   (1,950,813,817)
                                                ----------------  ----------------
                                                    184,684,469      (104,140,150)
                                                ----------------  ----------------
PRIME CLASS SHARES
    Issued                                        1,314,077,616       948,910,914
    Reinvested                                       55,936,953         7,183,361
    Redeemed                                     (1,225,309,722)     (722,166,861)
                                                ----------------  ----------------
                                                    144,704,847       233,927,414
                                                ----------------  ----------------
Total change in shares                              329,389,316       129,787,264
                                                ================  ================
==================================================================================


                                   continued            N A T I O N W I D E   49

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

4.  TRANSACTIONS WITH AFFILIATES

Under the terms of an Investment Advisory Agreement, Villanova Mutual Fund Capital Trust ("VMF") manages the investment of the assets and supervises the daily business affairs of the Bond, Government Bond, Tax-Free Income, High Yield Bond, and Money Market Funds.

Under the terms of an Investment Advisory Agreement, Morley Capital Management, Inc. ("MCM") manages the investment of the assets and supervises the daily business affairs of the Morley Enhanced Income Fund. Prior to March 5, 2001, Union Bond & Trust Company ("UBT") managed and supervised the Morley Enhanced Income Fund. MCM and UBT are majority-owned subsidiaries of Morley Financial Services, Inc., a wholly owned subsidiary of Villanova Capital, Inc.

Under the terms of the Investment Advisory Agreements, each Fund pays VMF or MCM, as applicable, an investment advisory fee based on that Fund's average daily net assets. Additional information regarding investment advisory fees for VMF and MCM/UBT is as follows for the period ended October 31, 2001:

                                                                TOTAL
FUND                           FEE SCHEDULE                      FEES
-------------------------------------------------------------------------------
Bond                           Up to $250 million                0.50%
Government Bond                On the next $750 million         0.475%
Tax-Free Income                On the next $1 billion            0.45%
                               On the next $3 billion           0.425%
                               On $5 billion and more            0.40%
-------------------------------------------------------------------------------
High Yield Bond                Up to $250 million                0.55%
                               On the next $750 million         0.525%
                               On the next $1 billion            0.50%
                               On the next $3 billion           0.475%
                               On $5 billion and more            0.45%
-------------------------------------------------------------------------------
Morley Enhanced Income         All Assets                        0.35%
-------------------------------------------------------------------------------
Money Market                   Up to $1 billion                  0.40%
                               On the next $1 billion            0.38%
                               On the next $3 billion            0.36%
                               On $5 billion and more            0.34%
-------------------------------------------------------------------------------

VMF and MCM (UBT prior to March 5, 2001) have entered into Expense Limitation Agreements with the Trust on behalf of certain Funds they advise. Pursuant to the Expense Limitation Agreements, VMF and MCM have agreed to waive fees or otherwise reimburse expenses of certain Funds in order to limit annual Fund operating expenses at or below stated expense caps through at least February 28, 2002. The following table illustrates the stated expense caps for each class of shares for the period ended October 31, 2001:

                                                              EXPENSE CAPS
                        --------------------------------------------------------------------------------------
FUND                       CLASS A SHARES          CLASS B SHARES      CLASS C SHARES       CLASS D SHARES
--------------------------------------------------------------------------------------------------------------
Government Bond                         0.99%                   1.64%            1.64%                   0.79%
                                                                                         INSTITUTIONAL SERVICE
                               CLASS A SHARES          CLASS B SHARES   CLASS C SHARES            CLASS SHARES
--------------------------------------------------------------------------------------------------------------
High Yield Bond                         0.95%                   1.70%            1.70%                   0.70%
                                                INSTITUTIONAL SERVICE    INSTITUTIONAL
                               CLASS A SHARES            CLASS SHARES     CLASS SHARES
--------------------------------------------------------------------------------------------------------------
Morley Enhanced Income                  0.90%                   0.70%            0.45%
                         SERVICE CLASS SHARES
--------------------------------------------------------------------------------------------------------------
Money Market                          0.75%**

** VOLUNTARY EXPENSE CAP.

VMF or MCM may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by VMF or MCM pursuant to the Expense Limitation Agreements at a later date not to exceed five fiscal years from commencement of operations if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by VMF or MCM is not permitted. As of the period ended October 31, 2001, the cumulative potential reimbursements were $169,029 and $212,137 for the High Yield Bond and Morley Enhanced Income Funds, respectively.


50   N A T I O N W I D E            continued

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Advisory Services, Inc. ("NAS"), the Funds' Distributor, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

FUND                    CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------
Bond Fund                         0.25%            0.85%            0.85%
Government Bond                   0.25%            0.85%            0.85%
Tax-Free Income                   0.25%            0.85%            0.85%
High Yield Bond                   0.25%            1.00%            1.00%
Morley Enhanced Income            0.25%              n/a              n/a

                          SERVICE CLASS
                                 SHARES
---------------------------------------
Money Market                      0.15%


Pursuant to an Underwriting Agreement, NAS serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A, Class C and Class D shares. Such fees are deducted from and are not included in proceeds from sales of Class A, Class C and Class D shares. From such fees, NAS pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A, Class C and Class D shares of the Funds. NAS also receives fees for services as principal underwriter for Class B shares of the Funds.
Such fees are contingent deferred sales charges (CDSCs) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder's account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within 6 years of the purchase. In addition, Class C shares also have a CDSC fee of 1% imposed on redemptions of Class C shares made within 1 year of purchase. For the year ended October 31, 2001, NAS received commissions of $350,497 from front-end sales charges of Class A, Class C and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $350,478 was reallowed to affiliated broker-dealers of the Funds. The Board of Trustees approved a change in the principal underwriter of the Trust from NAS to Villanova Distribution Services, Inc. (whose name will change to Gartmore Distribution Services, Inc. when it becomes the underwriter). As of October 31, 2001, the change in underwriter has not occurred, but it is anticipated to occur during 2002.

Under the terms of a Fund Administration Agreement, Villanova SA Capital Trust ("VSA") receives fees from the Funds for providing various administrative and accounting services. These fees are calculated daily based on the Funds' average daily net assets and paid monthly. During the period ended October 31, 2001, the Funds incurred fund administration fees according to the following schedule:


                        FUND ADMINISTRATION FEE SCHEDULE*
                      ------------------------------------
                      Up to $250 million             0.07%
                      On the next $750 million       0.05%
                      On $1 billion and more         0.04%

* THE FUND ADMINISTRATION FEE FOR THE HIGH YIELD BOND AND MORLEY ENHANCED INCOME FUNDS IS SUBJECT TO A MINIMUM OF $75,000 PER FUND PER YEAR.

VSA has entered into an agreement with BISYS Fund Services Ohio, Inc. to provide sub-administration services to the Funds.
Nationwide Investors Services, Inc. ("NISI"), a subsidiary of VSA, serves as Transfer and Dividend Disbursing Agent for the Funds. For these services, NISI received fees at $20 per account for Class A, Class B, Class C and Class D shares, $30 per account for Prime Shares, and 0.01% of the average daily net assets of the Institutional Class, Institutional Service Class and Service Class shares.

NISI has entered into an agreement with BISYS Fund Services Ohio, Inc., to provide sub-transfer agency services to the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services (NFS), and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Service Class, Prime Class and Institutional Service Class shares.

As of October 31, 2001, the adviser or affiliates of the adviser directly held 97% of the shares outstanding of the High Yield Bond Fund.


                                   continued            N A T I O N W I D E   51

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

5.  BANK LOANS

NMF currently has an unsecured bank line of credit of $50,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. On occasion during the year, each of the Funds temporarily borrowed funds. These interest costs are included in custodian fees in the Statements of Operations. No compensating balances are required under the terms of the line of credit. The Funds had no outstanding borrowings as of October 31, 2001.

6.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2001, are summarized as follows:


FUND                      PURCHASES          SALES
==================================================
Bond                    $ 59,889,826  $ 49,253,233
Government Bond          242,265,151   208,574,965
Tax-Free Income           15,310,154    23,695,820
High Yield Bond           82,390,126    72,381,046
Morley Enhanced Income    16,001,687     6,888,598
==================================================

7.  FEDERAL INCOME TAX INFORMATION

As of October 31, 2001, the following Funds had net capital loss carryforwards which will be available through the stated years to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that this carryforward is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                          AMOUNT     EXPIRES
============================================
Bond                    $ 3,936,819     2002
Bond                      2,695,214     2003
Bond                        171,239     2004
Bond                        437,943     2007
Bond                      4,933,157     2008
Bond                        813,902     2009
Tax-Free Income             594,061     2007
Tax-Free Income             233,248     2008
High Yield Bond           3,543,425     2008
High Yield Bond          18,776,793     2009
Morley Enhanced Income      181,706     2008
Morley Enhanced Income      896,348     2009
Money Market                  2,009     2008


52    N A T I O N W I D E          continued

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

8.  SUBSEQUENT EVENT

At a regular quarterly meeting of the Board of Trustees on November 29, 2001, the Board considered and approved the following transactions:

(a) Approved the following Fund name changes which will become effective on or about January 25, 2002:


OLD FUND NAME                           NEW FUND NAME
============================================================================
Nationwide Bond Fund                    Gartmore Bond Fund
Nationwide Government Bond Fund         Gartmore Government Bond Fund
Nationwide Tax-Free Income Fund         Gartmore Tax-Free Income Fund
Nationwide High Yield Bond Fund         Gartmore High Yield Bond Fund
Nationwide Morley Enhanced Income Fund  Gartmore Morley Enhanced Income Fund
Nationwide Money Market Fund            Gartmore Money Market Fund


(b) Approved a change in the Fund Administration Agreement and the Transfer and Dividend Disbursing Agent Agreement so that the services provided under both agreements are covered by a combined fee schedule as follows:


FEE SCHEDULE BASED ON TRUST LEVEL NET ASSETS
============================================
Up to $1 billion                       0.25%
Between $1 billion and $3 billion      0.18%
Between $3 billion and $4 billion      0.14%
Between $4 billion and $5 billion      0.07%
Between $5 billion and $10 billion     0.04%
Between $10 billion and $12 billion    0.02%
On $12 billion and more                0.01%

The fees are calculated based on Trust level average daily net assets and are allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund. The above fee schedule became effective December 1, 2001.

9.  OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

During the fiscal year ended October 31, 2001, the Tax-Free Income Fund declared tax-exempt income distributions of $10,510,740.


                                    continued           N A T I O N W I D E   53

INDEPENDENT AUDITORS' REPORT
================================================================================

     THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

     NATIONWIDE MUTUAL FUNDS:

     We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Nationwide Bond Fund, Nationwide Government Bond Fund (formerly Nationwide Intermediate U.S. Government Bond Fund), Nationwide Tax-Free Income Fund, Nationwide High Yield Bond Fund, Nationwide Morley Enhanced Income Fund (formerly Morley Enhanced Income Fund), and Nationwide Money Market Fund (the Funds), each a series of Nationwide Mutual Funds, as of October 31, 2001, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by confirmation with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds, as of October 31, 2001, the results of their operations, the changes in their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

     KPMG LLP
     COLUMBUS, OHIO
     DECEMBER 14, 2001


54   N A T I O N W I D E

INVESTMENT ADVISER
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428

TRANSFER AGENT
Nationwide Investor Services, Inc.
P.O. Box 1492
Columbus, OH 43216-1492

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263-0001

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITOR
KPMG LLP
191 West Nationwide Blvd.
Suite 500
Columbus, OH 43215

DISTRIBUTOR
Nationwide Advisory Services, Inc.
P.O. Box 1492
Columbus, OH 43216-1492

TRUSTEES
Joseph J. Gasper, Chairman
Columbus, Ohio

Charles E. Allen
Detroit, Michigan

Paula H. J. Cholmondeley
Boston, Massachusetts

C. Brent DeVore
Westerville, Ohio

Robert M. Duncan
Columbus, Ohio

Barbara L. Hennigar
Aurora, Colorado

Paul J. Hondros
Conshohocken, Pennsylvania

Thomas J. Kerr, IV
Westerville, Ohio

Douglas F. Kridler
Columbus, Ohio

Arden L. Shisler
Dalton, Ohio

David C. Wetmore
Reston, Virginia

OFFICERS
Joseph J. Gasper
Chairman

Kevin S. Crossett
Secretary

Elizabeth A. Davin
Assistant Secretary

Michael A. Krulikowski
Assistant Secretary

Alaina V. Metz
Assistant Secretary

Zita A. Resurreccion
Assistant Secretary

Dina A. Tantra
Assistant Secretary

Gerald J. Holland
Treasurer

William J. Baltrus
Assistant Treasurer

Joseph Finelli
Assistant Treasurer

Laurice A. Frysinger
Assistant Treasurer

Bryan C. Haft
Assistant Treasurer

Edwin P. McCausland
Assistant Treasurer

Mark R. Thresher
Assistant Treasurer

Mary L. Vitale
Assistant Treasurer


ABOUT PERFORMANCE(+)

The performance of the funds, as reflected on pages 5, 8, 10 and 20, includes performance of their respective predecessor funds prior to reorganization. In addition, the performance of the Class A, Class B and Class C shares prior to such date has been restated for sales charges but not for fees applicable to such classes. The reorganization of the funds took place May 11, 1998. The Nationwide Mutual Funds were preceded by funds of the Nationwide Investing Foundation or Nationwide Investing Foundation II. Inception-to-date class-specific total returns can be found in the Financial Highlights, which begin on page 36.

This report is for the information of shareholders of the Nationwide Family of Funds. For more complete information regarding any of the mutual funds within the Nationwide Family of Funds, including all sales charges and expenses, please ask your representative for a prospectus. Please read it carefully before you invest or send any money.

Nationwide is a registered Federal Service mark of the Nationwide Mutual Insurance Company.

A FOUNDATION OF STRONG PRINCIPLES

We built Villanova Capital on four core values:

CLIENT FOCUS. As the stewards of our clients' assets, we must deliver on our promise to manage their assets in a manner consistent with their objectives. Thus, a growth portfolio must concentrate on growth only, just as a value or core portfolio must adhere strictly to its mandate.

PEOPLE. We must attract and retain talented and committed professionals, and we must provide them with the best research and technology tools available to do their jobs well.

PERFORMANCE. We must strive to produce competitive risk-adjusted results for our investors and work to ensure that our funds follow consistent, well-articulated and repeatable investment processes.

INTEGRITY. We must uphold our pledge to maintain the highest level of integrity in all aspects of our business.

NATIONWIDE(R) FAMILY OF FUNDS
offered by Villanova Capital through Nationwide Advisory Services, Inc.

Shareholder Services:
1-800-848-0920

Fund Information
24 Hours a Day, 7 Days a Week:
1-800-637-0012

WWW.NATIONWIDEFUNDS.COM

NATIONWIDE
Family of Funds
P.O. Box 182205
Columbus, OH  43218-2205

October 2001
Annual Report


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